UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant's telephone number, including area code:      1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ADVISORSHARES TRUST
4800 Montgomery Lane
Suite 150
Bethesda, Maryland 20814
www.advisorshares.com
1.877.843.3831

Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other communications electronically. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports and for information about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2019

It has been a volatile fiscal year. We witnessed significant market declines in the 4th quarter of 2018, only to see the market rocket back up over the first two quarters of 2019. Our largest ETF experienced some significant outflows due to under performance. And, while we have a diverse product line-up including both long and short strategies, the market declines of late 2018 drove many investors to the sidelines instead of making a greater allocation to our short ETFs.

During fiscal 2019, we made several changes to our ETF products. The Madrona Domestic ETF (ticker: FWDD) and the Madrona International Equity ETF (ticker: FWDI) were both closed. The Madrona Global Bond ETF (ticker: FWDB) changed to a new investment strategy based on the use of automated asset allocation algorithms provided by FolioBeyond. While AdvisorShares serves as the portfolio manager for FWDB, we leverage the expertise and investing guidelines of the FolioBeyond investment team and changed the ETF name, accordingly, to the FolioBeyond Smart Core Bond ETF. High profile investment manager DoubleLine chose us as their partner for their first equity ETF, taking over the sub-advisory duties of the Wilshire Buyback ETF, which was renamed the DoubleLine Value Equity ETF (ticker: DBLV). As the name indicates, the investment strategy was changed to focus on DoubleLine’s unique, fundamental value approach to equities.

Several new, innovative ETFs were launched over the last 12 months. We partnered with Nasdaq Dorsey Wright in launching the Dorsey Wright Short ETF (ticker: DWSH) and the Dorsey Wright Micro-Cap ETF (ticker: DWMC). DWSH is an all-short equity strategy that uses an opposite approach to Dorsey Wright traditional relative strength model, shorting large cap U.S. equities that demonstrate the greatest relative weakness according to their proprietary methodology. DWMC invests in micro-cap stocks that exhibit superior relative strength within their model. Our most notable launch this year was the Pure Cannabis ETF (ticker: YOLO) managed by our own Dan Ahrens, who is also Portfolio Manager of the AdvisorShares Vice ETF (ticker: ACT). At launch, this was the first, actively managed cannabis ETF domiciled and listed in the U.S. and remains the only cannabis ETF with a federally chartered custodial banking relationship and investments in multi-state operators. Combined, these new ETFs have added nearly $100 million to our assets under management.

Going forward, we remain tremendously optimistic about our ETF suite, as well as the prospects for our growth in the ETF industry. We expect to continue to grow our existing lineup of ETFs through new product innovation and development. Currently, we have plans to expand our exemptive relief capabilities, including licensing the use of non- or less-transparent actively managed ETFs. We look forward to continuing to serve you, our shareholders, and thank you for your ongoing support and interest in AdvisorShares.

Best regards,

Noah Hamman

CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. There is no guarantee that the individual Fund’s will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2019 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST

AdvisorShares Cornerstone Small Cap ETF (SCAP)

For the 12 month period ending June 30, 2019, the AdvisorShares Cornerstone Small Cap ETF (SCAP) returned -4.55% on a NAV basis and -4.65% on a Market Price basis. For the same period, the Russell 2000 Index returned -3.31%.

While the broader market was up in the last year, small cap stocks were much weaker than large capitalization peers during the period, as investors focused on companies that were perceived to be lower risk or driven by sustained growth opportunities. Additionally, many small capitalization companies have material exposure to China on both an import and export basis, and extended trade disputes with China and other countries have been a headwind. This divergence was particularly visible during the drawdown periods in October, December, and May.

SCAP seeks to identify companies which are demonstrating improving fundamentals and quality balance sheets. However, market sentiment appeared to focus on the macroeconomic exposure of many individual securities at the expense of their current fundamental performance. Within the portfolio, stock selection was the driver of our underperformance during the period, partly offset by our relative allocation to better-performing sectors. On a sector basis, our overweight position to Information Technology and underweight position to Health Care, as well as stock selection in Financials, Real Estate, and Communication Services were positive contributors to performance. Top contributing holdings included online health insurance marketplace eHealth, action vehicle component manufacturer Fox Factory, and communications software platform Bandwidth. Our underweight position to Utilities, overweight position to Energy, and stock selection in Consumer Discretionary and Information Technology more than offset our positive performance. Top detracting holdings included enhanced oil recovery company Denbury Resources, natural gas company CNX Resources, and Puerto Rican insurance company Triple-S Management.

Looking forward, we continue to believe that SCAP is well positioned for long-term success. We continue to face a changing environment, with some economic and policy uncertainty. We believe we have developed a methodical, disciplined, and diversified approach to managing small cap stocks with a focus on those companies which are demonstrating fundamental strength, which should continue to be an attractive way to invest in the asset class.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 6, 2016* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	Since Inception 7/6/2016*	Predecessor 3 Year**	Predecessor 5 Year**	Predecessor Since Inception 6/30/2012**
AdvisorShares Cornerstone Small Cap ETF NAV	-4.55%	14.01%	13.83%	9.34%	14.23%
AdvisorShares Cornerstone Small Cap ETF Market Price**	-4.65%	13.99%	N/A	N/A	N/A
Russell 2000 Index	-3.31%	12.52%	12.30%	7.06%	11.38%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.06% and the net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    Simultaneous with the commencement of the Fund’s investment operations on July 7, 2016, a separate account (the “Predecessor Account”), which was managed by the same portfolio management team, converted into the Fund. The Predecessor Account began trading June 30, 2012. All performance prior to July 7, 2016 represents actual trading of the Predecessor Account and has not been restated to reflect the estimated total annual operating expenses of the Fund, which, if reflected, would lower returns. Performance after July 7, 2016 is reflective of the total annual operating expenses of the Fund.

***   The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF (AADR)

The AdvisorShares Dorsey Wright ADR (AADR) ETF finished the year ended 6/30/2019 behind its benchmark, the BNY Mellon Classic ADR Index, after a very volatile 12 months of performance. It was really a tale of two different performance cycles as AADR underperformed during the broader momentum underperformance at the end of calendar 2018 but rebounded to begin the current calendar year.

The last six months of 2018 were very poor for AADR and momentum strategies in general. Fears of a global trade war combined with a surprise increase in the U.S. Dollar caused Emerging Markets to underperform their Developed Markets counterparts. We had been heavily invested in Emerging Markets because of the intermediate-term strength on a trailing basis. The weakness caused us to pare back our exposure and move to a more balanced allocation between Developed and Emerging Markets.

After global markets bottomed in December 2018, AADR rebounded nicely. We outperformed our benchmark over the prior six months, which has brought our relative performance closer to our benchmark. The health of momentum markets looks positive, and leaders have been outperforming laggards. This trend is more pronounced in Emerging rather than Developed markets, and that has helped the Fund’s performance. Our indicators are pointing to a more constructive environment for momentum, and we have a positive outlook for the Fund.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 20, 2010* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception 7/20/2010*
AdvisorShares Dorsey Wright ADR ETF NAV	-6.16%	9.27%	5.76%	8.68%
AdvisorShares Dorsey Wright ADR ETF Market Price**	-6.00%	9.23%	5.74%	8.66%
MSCI EAFE Index (Net)	1.08%	9.11%	2.25%	6.47%
BNY Mellon Classic ADR Index TR	1.69%	9.46%	2.42%	5.86%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.96% and the net expense ratio is 0.88%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.88%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC)

The AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC) finished the year ended 6/30/2019 ahead of its benchmark, the Russell Micro-Cap Index. The Fund launched in a difficult environment where Micro Cap stocks underperformed Large Cap stocks by a large margin over the trailing year. Despite the relative weakness in Micro Caps, the Fund’s allocation to small companies with positive momentum characteristics allowed it to outperform.

The past fiscal year for the Fund was characterized by two distinct periods. The first period, which lasted from the Fund’s launch date to early 2019 was not a good environment for momentum stocks. During this period, stocks with poor momentum characteristics outperformed those with positive momentum. We saw this across the board in all cap ranges, as well as, internationally. The Fund underperformed its benchmark during this time. Momentum stocks performed much better from early 2019 to the Fund’s fiscal year end. With this backdrop, the Fund outperformed its benchmark by a wide margin and made up the underperformance difference from earlier in the year. The Fund continues to overweight growth areas like Technology and Healthcare where we can find small, dynamic companies that can deliver superior returns over time.

We are very positive on the outlook for the Fund over the coming months. We are in the part of the economic cycle when momentum stocks tend to perform very well. We also feel our momentum approach to stock selection works very well in the micro cap space. Small and micro cap stocks have underperformed large caps for quite some time, and we aren’t sure when that trend will reverse. We will continue to focus on the smallest capitalization stocks in our universe, so when leadership moves back to smaller companies, we will be well positioned.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Micro-Cap ETF	-6.79%
AdvisorShares Dorsey Wright Micro-Cap ETF Market Price**	-6.86%
Russell Micro-Cap Index	-12.82%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell Micro-Cap Index measures the performance of the micro cap segment of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Short ETF (DWSH)

The AdvisorShares Dorsey Wright Short ETF (DWSH) finished the year ended 6/30/2019 in-line with its benchmark, the S&P 500 Index. The past year was very volatile for equities in general, and that affected the performance of the Fund.

The Fund launched in a weak equity market in the latter half of 2018. As equity prices declined, the Fund’s short positions appreciated providing an effective hedge against declining equity prices. When the market rebounded, the Fund underperformed for a short period. The rebound was characterized by the momentum laggards performing better than the leaders. Our methodology is designed to bet against the laggards, so this is what caused the performance drag. As the recovery unfolded, the momentum laggards began to underperform once again and that caused the Fund to perform much better on a relative basis. Heading into the end of the fiscal year, the momentum leaders were outperforming the laggards by a wide margin, which is an ideal condition for the strategy.

We are generally bullish on equity prices looking out through the rest of the year. However, we are in the part of the economic cycle where momentum tends to perform well, and the laggards tend to perform poorly. Even if the broad equity market continues to rise, the Fund can perform relatively well because we are focused on betting against the momentum laggards. Should the broad equity market begin to decline, the last year proved the Fund can be a very effective hedge in those conditions.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Short ETF	-0.27%
AdvisorShares Dorsey Wright Short ETF Market Price**	-0.18%
S&P 500 Index	7.36%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares DoubleLine Value Equity ETF (DBLV)

For the year ended June 30, 2019, the AdvisorShares DoubleLine Value Equity ETF (DBLV) posted a return of 1.74% (NAV) while the Russell 1000 Value Index, its benchmark, returned 8.46%. On October 11, 2018, the AdvisorShares Wilshire Buyback ETF (the “Predecessor Fund”) was renamed the AdvisorShares DoubleLine Value Equity ETF, reflecting a change in portfolio managers and investment strategy. Since October 12, 2018 through June 30, 2019, DBLV was up 5.88% (NAV), lagging the Russell 1000 Value Total Return Index, by 1.88%.

Since the portfolio management change in October 2018, DBLV benefitted from favorable individual stock performance, on average, but was adversely impacted by sector allocations. On a relative sector basis, the Fund’s overweight in Information Technology was a positive contributor to performance while underweights in the Financials, Real Estate and Utilities sectors, along with a modest overweight in the Energy sector, detracted from performance. From a stock perspective, the top 3 contributors to relative performance were Willis Towers Watson, PayPal and Dollar General, while the top 3 detractors from performance were Bayer AG, CVS Health and Halliburton. The Fund’s sector exposures primarily reflect the investment team’s fundamental, bottom-up investment process, which places an emphasis on individual stock selection.

Late in 2018, the markets pulled back significantly on concerns that the pace of interest rate tightening by the Fed was occurring too fast and threatening an economy already showing signs of deceleration from stagnating overseas growth, an ongoing trade war and a government shutdown. This was followed by a sharp rally since early 2019, driven largely by a dramatic reversal in Fed monetary policy, as Fed Chairman Jerome Powell pivoted to a more accommodative stance, fueling expectations for multiple rate cuts over the next two years. Even as the markets are near peaks or making new all-time highs currently, the U.S. economy remains as dependent as ever on government support to grow, which is far from ideal for equities. We view a cautious and defensive stance as prudent in the current environment since we are likely in the late innings of the current economic and market cycle; as of the beginning of July, the current expansion is now officially the longest in recorded U.S. economic history. That said, we remain constructive on the long-term outlook for the U.S. equity market and we continue to believe that lower-multiple value stocks should post better relative performance over the long run, especially after having lagged growth stocks for nearly a decade.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 4, 2011* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception 10/4/2011*
AdvisorShares DoubleLine Value Equity ETF	1.74%	8.16%	6.83%	14.00%
AdvisorShares DoubleLine Value Equity ETF Market Price**	1.63%	8.14%	6.80%	13.99%
Russell 1000 Value Total Return	8.46%	10.19%	7.46%	14.00%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

ADVISORSHARES TRUST

AdvisorShares Focused Equity ETF (CWS)

The AdvisorShares Focused Equity ETF (CWS) had solid 12-month performance over the period from July 1, 2018 to June 30, 2019. The Fund was aided by a healthy economic climate, low unemployment and stable inflation.

In the fourth quarter of 2018, the Fund dropped along with the rest of the stock market as investors recoiled from the Fed’s higher interest rate policy. However, once it became clear that the central bank would hold off on more interest rate hikes, CWS recovered impressively. The Fund continued to rally as it became clear that the Fed was leaning towards cutting interest rates. The ETF made new all-time highs into the middle of 2019. The portfolio was aided by a series of higher-than-expected earnings reports combined with increased guidance. Additionally, the fund’s conservative profile kept daily volatility below that of the overall market.

CWS performed especially well compared with the rest of the market in the spring of 2019. This is due to the Fund’s emphasis on high-quality defensive stocks. The climate is very advantageous for CWS to perform well for the rest of 2019 and into 2020. The U.S. economy continues to show impressive strength. Consumer spending remains robust while the corporate sector has demonstrated some weakness. Our concentrated portfolio is focused on sectors that will thrive even if the economy begins to falter as we head into the eleventh year of the U.S. economic expansion.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 20, 2016* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	Since Inception 9/20/2016*
AdvisorShares Focused Equity ETF NAV	11.09%	13.40%
AdvisorShares Focused Equity ETF Market Price**	10.74%	13.26%
S&P 500 Index	10.42%	14.42%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.39% and the net expense ratio is 0.68%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares FolioBeyond Smart Core Bond ETF (FWDB)

The AdvisorShares FolioBeyond Smart Core Bond ETF (FWDB) returned 5.82%, based on NAV and 5.80%, based on Market Price as compared to 7.87% for the Bloomberg Barclays U.S. Aggregate Bond Index for the 1-year period ended June 30th 2019. The current portfolio team took over management of the Fund on April 1, 2019. The Fund was previously known as the AdvisorShares Madrona Global Bond ETF.

FWDB’s positive performance was generated primarily from municipal credit, long duration Treasuries, short-dated high yield corporate credit, and bank loans. The portfolio was rebalanced on average once a month as relative value relationships and other model factors varied over time.

We believe FolioBeyond’s automated asset allocation model is well-positioned to dynamically allocate to the most attractive asset classes in the fixed income markets, subject to constraints for return volatility, risk and subsector exposures. The algorithm optimizes exposure to the major factors that affect performance in the fixed income markets including value, momentum and volatility. Liquidity and tail risk are also captured through stress testing. Given the growth and breadth of large, liquid fixed income index ETFs in the marketplace, FolioBeyond is able to automatically optimize portfolio construction and dynamically rebalance across 20+ subsectors in an effort to extract significant positive alpha over the long run.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 20, 2011* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception 6/20/2011*
AdvisorShares FolioBeyond Smart Core Bond ETF NAV	5.82%	3.85%	2.95%	3.64%
AdvisorShares FolioBeyond Smart Core Bond ETF Market Price**	5.80%	3.82%	2.89%	3.63%
Bloomberg Barclays U.S. Aggregate Bond Index	7.87%	2.31%	2.95%	3.14%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.68% and the net expense ratio is 1.41%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares New Tech and Media ETF (FNG)

The AdvisorShares New Tech and Media ETF (FNG) returned -39.39% (NAV) for the fiscal year ended June 30, 2019 while the S&P 500 returned 10.42% for the same time frame.

From October 1, 2018 through December 31, 2018, the Fund lost over 30%, recovered (with the rest of the market) in the first quarter of 2019, but then turned negative again between March and June. The Fund’s turnover was exceptionally high throughout the fiscal year, and we saw a whipsaw effect on a number of trades that were executed throughout the fiscal year. Additionally, the portfolio went through great periods of time without any allocation to the core FANG names and was traded on a more technical rather than fundamental basis.

For these reasons and others, FNG’s portfolio manager was replaced in June 2019 by Scott Freeze, the sub-advisor’s Chief Investment Officer. Upon taking over management duties, Freeze rebalanced FNG’s portfolio to reflect the core values of the Fund, namely holding the “FANG” names, and refocused on long term growth and greater fundamental stock selection. Under the new portfolio manager, FNG’s portfolio has become more concentrated, but also more balanced with a few exceptions.

For example, while Facebook (FB), Amazon (AMZN) and Netflix (NFLX) are well represented, you will see that Alphabet, Inc (GOOG) aka Google, is a very de-minimus percentage of FNG. This is based on portfolio management’s belief that GOOG is currently in a value phase as markets wait to see how the U.S. government’s pressure shakes out. At the same time Trade Desk (TTD) has been added to the portfolio to fill the gap that GOOG may see from decreased ad revenues. Since FB’s planned cryptocurrency project is still far off and isn’t a direct monetization platform, we do not have the same concerns of government intervention or of it having any impact on FB’s stock price or price growth in the near term. So it remains relatively weighted.

We would expect the current fiscal year to show a vastly different management style than the previous year. One with reduced holdings turnover and where portfolio changes are based on fundamental decision-making and company guidance, rather than short term technicals.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 11, 2017* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	Since Inception 7/11/2017*
AdvisorShares New Tech and Media ETF NAV	-39.39%	-20.11%
AdvisorShares New Tech and Media ETF Market Price**	-39.89%	-20.43%
S&P 500 Index	10.42%	12.49%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.01% and the net expense ratio is 0.86%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (MINC) posted a return of 4.27%, based on NAV and 4.29%, based on Market Price as compared to 7.87% for the Bloomberg Barclays U.S. Aggregate Bond Index or 5.37% for the BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index for the 1-year period ended June 30th 2019. The indices mentioned are the two that are commonly referenced when comparing MINC’s performance relative to that of the overall bond market.

Positively, MINC benefitted from its multi-sector style of management in its ability to access different sectors of the bond market with domestic corporate High Yield and Investment Grade being the biggest contributors to overall performance. To the downside, although the Securitized sectors (Asset Backed, Residential Mortgage Backed and Commercial Mortgage Backed) delivered positive returns, they all underperformed relative to the benchmark(s). All three of those sectors constitute a large percentage of the portfolio’s weighting whereas the benchmark is more heavily weighted in Agency Mortgage Backed securities and U.S. Treasuries which both posted greater relative returns. With the decrease in rates over the past year, which saw rates decline almost 100 bps on the five year U.S. Treasury, MINC’s shorter duration relative to the benchmark was the largest detractor to performance. Lastly, the Fund’s small allocation to cash, for liquidity purposes, hurt performance as the portfolio would have been off being fully invested.

In the short to intermediate term, we are still constructive on credit spread sectors as the U.S. economy settles into what is commonly referred to as a Goldilocks growth rate of around 2% with little to no inflation present. The Federal Reserve, along with other major Central Banks across the globe, have pivoted towards more accommodation going forward, hoping they can collectively stem off any further weakening that has started to appear in economic data. In other words, the path of interest rates is more likely lower rather than higher moving forward which will have implications for our sector weightings as we transition away from a period where rising rates were the forecasted norm. We continue to like the Securitized sectors of the bond market along with concurrently not being fearful of corporate credit, carefully choosing our spots to invest within the Investment Grade, High Yield and Leveraged Loan sectors. Lastly there could be pockets of opportunity in the Emerging Markets sector, but that will be more focused on a few select opportunities that we screen as being cheap from a relative value perspective.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception 3/19/2013*
AdvisorShares Newfleet Multi-Sector Income ETF NAV	4.27%	2.47%	2.16%	2.22%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	4.29%	2.45%	2.13%	2.20%
Bloomberg Barclays Aggregate Bond Index	7.87%	2.31%	2.95%	2.67%
BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index	5.37%	1.75%	1.85%	1.66%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 0.69%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

The BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT) returned 3.82% on a market price basis and 4.09% on a NAV basis for the year ended June 30, 2019, net of fees. The S&P/LSTA U.S. Leveraged Loan 100 Index gained 4.18%.

The Fund’s portfolio return was driven by our significant overweight to high yield bonds, which provide both increased return potential and liquidity to the portfolio. Security selection within the loan allocation was also a positive contributor to returns. The Retail sector performed well, with Neiman Marcus, Petsmart and Petco all providing strong returns after a difficult period the year before. Restaurants were also positive, driven by Chuck E Cheese and Golden Nugget. Our underweight to the Technology sector was negative for returns, as was our overweight to insurance brokers.

Looking ahead, we have a somewhat cautious outlook for the remainder of 2019. Business disruptions related to trade issues have slowed economic activity, especially in Europe and Asia. However, the U.S. consumer remains in good shape and low unemployment should continue to underpin solid consumer spending. Thus, we have a modestly defensive position in the FLRT portfolio and will look to gradually reduce our exposure to more cyclical names going forward.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 18, 2015* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	Since Inception 2/18/2015*
AdvisorShares Pacific Asset Enhanced Floating Rate ETF NAV	4.09%	3.74%	3.06%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF Market Price**	3.82%	4.07%	3.06%
S&P/LSTA U.S. Leveraged Loan 100 Index	4.18%	4.88%	3.60%
S&P 500 Index	10.42%	14.19%	10.28%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.66% and the net expense ratio is 1.14%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. One cannot invest directly in an index.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Bank Loan: funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

ADVISORSHARES TRUST

AdvisorShares Pure Cannabis ETF (YOLO)

The AdvisorShares Pure Cannabis ETF (YOLO) was launched on April 17, 2019 and therefore does not have a full 12-month period of performance. For the partial period since inception through June 30, 2019, the Fund declined 7.92% based on market return and 8.06% based on Net Asset Value. Cannabis stocks as a whole have been quite negative in this short period since fund launch.

Cannabis stocks are extremely volatile, and individual security selection is extremely important. Positive performance came from one of the Fund’s top holdings in a U.S. based REIT, and from pharmaceutical or biotech companies. In this short period, the Canadian domiciled cannabis cultivators were mostly all negative.

As a specialty area of investing, cannabis stocks as a whole can perform with low correlation to the overall market. Following a sell-off and underperformance mid-2019, we are very bullish on cannabis growth prospects long term, and think they are poised for good performance in the next fiscal year with legislative and market developments. Additionally, as compared to existing competitor marijuana or cannabis funds, we feel that AdvisorShares Pure Cannabis ETF should out-perform in a positive market for cannabis stocks due to our active security selection and pure cannabis exposure.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

Since Inception 4/17/2019*
AdvisorShares Pure Cannabis ETF NAV	-8.06%
AdvisorShares Pure Cannabis ETF Market Price**	-7.92%
S&P 500 Index	1.83%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 0.74%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Ranger Equity Bear ETF (HDGE)

For the 12-month period ended June 30, 2019, the AdvisorShares Ranger Equity Bear ETF (HDGE) performance based on the NAV and market price were -18.16% and -17.87%, respectively.

After a strong start to the period, performance was negatively impacted by a dramatic and historical rebound in stocks in the first several months of 2019. In particular, low quality stocks out-performed other strategies such as value stocks by a wide margin. As the Fund shorts low quality stocks, the rebound in these securities served as a drag on performance.

In our view, three factors will drive market returns going forward. First, interest rates. Second, trade wars. Third, earnings growth. The focus of the Fund is on individual securities and thus the third factor will play an important role in the Fund’s performance. In particular, earnings growth has been driven by historical stock buybacks in the face of moderating revenue growth and peak profit margins. Identifying companies in a weak position to be able to buy back stock will help performance, in our view. In addition, given the expectations around interest rates, changes in trade policy, and peak profit margins, we expect there to be more volatility than in prior years.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 26, 2011* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception 1/26/2011*
AdvisorShares Ranger Equity Bear ETF NAV	-18.16%	-15.56%	-11.53%	-14.96%
AdvisorShares Ranger Equity Bear ETF Market Price**	-17.87%	-15.55%	-11.53%	-14.95%
S&P 500 Index	10.42%	14.19%	10.71%	12.55%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 2.72%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Sabretooth ETF (BKCH)

The AdvisorShares Sabretooth ETF (BKCH) launched on February 6, 2019 and performance from inception through June 30, 2019 was up 8.16% based on NAV. The S&P 500 returned 8.61% for the same time frame.

The Fund’s allocation has remained fairly balanced since inception and has had de minimus turnover. The initial portfolio was designed to be allocated to approximately 65% cloud securities and 35% blockchain securities. Within the Blockchain allocation, the primary focus was on financials and payment companies as we believe these companies may see an accretive reduction in costs by using blockchain technology. The portfolio was designed for the long term and has the flexibility to add new companies as they enter the market via IPO and warrant inclusion, however, we do not envision the new fiscal year to bring many portfolio changes. Since inception, we added Crowdstrike Holdings (CRWD) – as an IPO – and Service Now (NOW) to the Cloud portion and StoneCo (STNE) into the Blockchain portion of the portfolio.

While both the Cloud and Blockchain portions of the portfolio have had positive performance, the Cloud holdings have outperformed the Blockchain holdings through June 30, 2019. We would expect the Cloud holdings to continue to outperform and become the driver for performance during the next twelve months.

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

Since Inception 2/6/2019*
AdvisorShares Sabretooth ETF NAV	8.16%
AdvisorShares Sabretooth ETF Market Price**	8.22%
S&P 500 Index	8.61%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.97% and the net expense ratio is 0.85%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Sage Core Reserves ETF (HOLD) had a NAV based return of 2.74% during the one year period ending June 30, 2019. This compares to the Bloomberg Barclays 1-3 month T-bill Index, which returned 2.27% during the same time period.

The outperformance of the Fund was driven by both excess carry and slightly longer duration. The excess carry was achieved through the use of sectors outside the Bloomberg Barclays 1-3 month T-bill Index, including corporate credit, asset-backed securities, and agency mortgage backed securities (MBS). Within each of these sectors there was a small allocation to floating rate securities which benefited from rising rates in the second half of 2018. The duration on the Fund was increased in the first part of 2019 in expectation of the Federal Reserve’s inability to hike rates as expected. This slightly longer duration benefited the Fund as rates declined significantly in the second quarter.

While the start of 2019 was flush with expectations for Fed rate hikes, things have played out much differently. Due to deteriorating economic conditions, the market is now pricing in multiple rate cuts during the remainder of 2019, which has caused a significant rally in rates across the curve. Risk assets have also benefited from both lower rates in the U.S. and, more broadly, the large amount of negative yielding debt worldwide. Rate cuts from the Fed will likely continue to drive risk assets tighter, at least in the near term. As the remainder of 2019 unfolds, it will be important to monitor economic changes and their implications on central bank policy, which may prove to be the primary driver of returns.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception 1/14/2014*
AdvisorShares Sage Core Reserves ETF NAV	2.74%	1.74%	1.21%	1.13%
AdvisorShares Sage Core Reserves ETF Market Price**	2.74%	1.65%	1.20%	1.12%
Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index	2.27%	1.33%	0.83%	0.76%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.65% and the net expense ratio is 0.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (VEGA) had a return of 4.62%, for NAV and 4.27%, for market price for the year ended June 30, 2019. This compares to the returns of the MSCI World Index (net) of 6.33%, the MSCI ACWI Index (net) of 5.74%, the CBOE S&P 500 BuyWrite Index of 3.18% and the Bloomberg Barclays U.S. Aggregate Bond Index of 7.87%. While VEGA is global in nature, it has maintained a steady overweight in U.S. equities for some time now and VEGA’s outperformance versus the CBOE S&P 500 BuyWrite is significant during the period. The benchmarks referenced are given because each represents a component of VEGA’s strategy, though no one benchmark encapsulates the Fund’s strategy in its entirety.

VEGA was able to add alpha to performance through the use of option strategies in the portfolio. Specifically, using dynamic Covered Call writing, Protective Put usage and Volatility-Based Reinvestment. Those three differentiators were pivotal in VEGA’s performance, particularly in the Fourth Quarter of 2018, in which the Protective Puts were sold for gains twice and the Fund’s underlying portfolio was rebuilt by repurchasing back into the market when it was in decline. Those actions coupled with the continue Covered Call writing and dynamic hedging use, which allowed for price appreciation, were the contributing factors to VEGA’s performance during the period.

In the short to intermediate time horizon, we believe volatility will play a large factor in both the Equity and Fixed Income markets. This is why, after March 2019, we de-risked the portfolio, sidelining a portion of U.S. equity and non-U.S. equity positions into cash and keeping our Fixed Income duration low. As the market navigates the period ahead, we will look to the CBOE Volatility Index (VIX) for opportune moments of reinvestment back into the underlying portfolio. As we believe the Fixed Income market has overshot itself and will need to concede some of the recent gains, we expect to continue to target low duration for the Fixed Income portion of the portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	3 Year	5 Year	Since Inception 9/17/2012*
AdvisorShares STAR Global Buy-Write ETF NAV	4.62%	6.89%	4.54%	4.16%
AdvisorShares STAR Global Buy-Write ETF Market Price**	4.27%	6.80%	4.45%	4.11%
MSCI World Index (Net)	6.33%	11.77%	6.60%	9.55%
MSCI All Country World Index (Net)	5.74%	11.62%	6.16%	8.80%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the einvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.39% and the net expense ratio is 2.06%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Vice ETF (ACT)

The AdvisorShares Vice ETF (ACT) was launched with an inception date of December 12, 2017. It now has a full fiscal year period of performance for the first time. For the 12-month timeframe July 1, 2018 through June 30, 2019, the Fund returned -0.50% market return and -0.22% based on Net Asset Value. During the same timeframe, the Standard & Poor’s 500 Index returned was positive. In the first 6 months of 2019, the Fund had good gains of 16.95% market return and 16.70% on its Net Asset Value.

ACT focuses primarily on alcohol, tobacco and cannabis-related stocks. Its performance is subject in large part to the overall performance of those areas, although we aim for outperformance relative to those areas through good individual security selection and successful trading techniques. Top contributors to performance came primarily from certain alcohol producers and sellers, cannabis-related pharmaceutical or healthcare companies, and two particular tobacco companies overlapping seriously into cannabis that we have highly weighted.

On the other hand, the primary drag to performance was caused by the largest tobacco companies, known as “big tobacco”, particularly in the last half of 2018 when tobacco stock prices dropped very uncharacteristically. While everyone knows tobacco use continues to fall, tobacco company products remain wildly profitable, and the stocks themselves usually act very steady and dependable.

The overall market has continued in an extended bull market, and we should not expect “vice stocks” to keep up with technology-heavy growth stocks in an up market. In negative or stagnant markets, alcohol and tobacco stocks can often look attractive and show their “market-resistant” qualities. Cannabis-related stocks (as compared to actual cannabis growers and sellers), continue to show growth promise. We expect ACT to normally perform much like it has in early 2019, rather than its unusual underperformance in late 2018.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 12, 2017* to June 30, 2019

HISTORICAL PERFORMANCE

Total Return as of June 30, 2019

	1 Year	Since Inception 12/12/2017*
AdvisorShares VICE ETF NAV	-0.22%	1.51%
AdvisorShares VICE ETF Market Price**	-0.50%	1.53%
S&P 500 Index	10.42%	8.73%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.18% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2019 and held for the period ended June 30, 2019.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Annualized Expense Ratio for the Period	Expenses Paid(1)
AdvisorShares Cornerstone Small Cap ETF
Actual	$1,000.00	$1,141.00	0.90%	$4.78
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51
AdvisorShares Dorsey Wright ADR ETF
Actual	$1,000.00	$1,245.80	0.88%	$4.90
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.43	0.88%	$4.41
AdvisorShares Dorsey Wright Micro-Cap ETF
Actual	$1,000.00	$1,222.20	0.99%	$5.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares Dorsey Wright Short ETF
Actual	$1,000.00	$816.50	0.99%	$4.46
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares DoubleLine Value Equity ETF
Actual	$1,000.00	$1,151.00	0.90%	$4.80
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.33	0.90%	$4.51

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2019	Ending Account Value 6/30/2019	Annualized Expense Ratio for the Period	Expenses Paid(1)
AdvisorShares Focused Equity ETF
Actual	$1,000.00	$1,200.40	0.74%	$4.04
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71
AdvisorShares FolioBeyond Smart Core Bond ETF(4)
Actual	$1,000.00	$1,083.00	0.95%	$4.91
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares New Tech and Media ETF
Actual	$1,000.00	$823.20	0.85%	$3.84
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,037.70	0.75%	$3.79
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Pacific Asset Enhanced Floating Rate ETF
Actual	$1,000.00	$1,061.30	1.10%	$5.62
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.34	1.10%	$5.51
AdvisorShares Pure Cannabis ETF
Actual	$1,000.00	$919.40	0.74%	$1.44	(2)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$757.60	1.73%	$7.54
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.22	1.73%	$8.65
AdvisorShares Sabretooth ETF
Actual	$1,000.00	$1,081.60	0.85%	$3.49	(3)
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
AdvisorShares Sage Core Reserves ETF
Actual	$1,000.00	$1,017.50	0.35%	$1.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
AdvisorShares STAR Global Buy-Write ETF(4)
Actual	$1,000.00	$1,123.20	1.85%	$9.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares Vice ETF
Actual	$1,000.00	$1,167.00	0.75%	$4.03
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76

____________

(1)   Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

(2)   Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 74/365 (to reflect commencement of operations to June 30, 2019).

(3)   Actual Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 144/365 (to reflect commencement of operations to June 30, 2019).

(4)   The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the funds in which the Fund is invested in. These ratios do not include these indirect fees and expenses.

ADVISORSHARES CORNERSTONE SMALL CAP ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 100.7%
Aerospace/Defense — 0.3%
AeroVironment, Inc.*(a)	237	$13,455
Airlines — 1.6%
SkyWest, Inc.	1,043	63,279
Spirit Airlines, Inc.*	368	17,564
Total Airlines		80,843
Apparel — 0.3%
Crocs, Inc.*(a)	729	14,398
Auto Parts & Equipment — 0.4%
Methode Electronics, Inc.	739	21,113
Banks — 6.8%
Cadence BanCorp	902	18,762
Community Trust Bancorp, Inc.	436	18,438
Eagle Bancorp, Inc.	549	29,717
First BanCorp (Puerto Rico)	2,319	25,602
First Bancorp/Southern Pines NC	523	19,048
First Financial Corp.	406	16,305
First Mid Bancshares, Inc.	426	14,876
Flagstar Bancorp, Inc.	539	17,862
Great Southern Bancorp, Inc.	349	20,888
Live Oak Bancshares, Inc.	1,107	18,985
Metropolitan Bank Holding Corp.*	448	19,712
National Bank Holdings Corp., Class A	477	17,315
Nicolet Bankshares, Inc.*	384	23,831
OFG Bancorp (Puerto Rico)	1,274	30,283
PCSB Financial Corp.	1,113	22,538
TriState Capital Holdings, Inc.*	1,097	23,410
Total Banks		337,572
Beverages — 0.8%
Boston Beer Co., Inc. (The), Class A*(a)	59	22,288
MGP Ingredients, Inc.(a)	291	19,296
Total Beverages		41,584
Biotechnology — 4.8%
Acorda Therapeutics, Inc.*(a)	710	5,446
Arcus Biosciences, Inc.*(a)	1,899	15,097
Arena Pharmaceuticals, Inc.*	486	28,494
Halozyme Therapeutics, Inc.*	1,131	19,431
Innoviva, Inc.*(a)	1,262	18,375
Ligand Pharmaceuticals, Inc.*(a)	122	13,926
Myriad Genetics, Inc.*(a)	659	18,307
NeoGenomics, Inc.*(a)	1,156	25,363
NuCana PLC (United Kingdom)*(a)(b)	1,353	14,044
Investments	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
PDL BioPharma, Inc.*	6,260	$19,656
Veracyte, Inc.*	1,020	29,080
Zymeworks, Inc. (Canada)*	1,434	31,548
Total Biotechnology		238,767
Building Materials — 0.9%
Caesarstone Ltd.	1,273	19,133
Gibraltar Industries, Inc.*	586	23,651
Total Building Materials		42,784
Chemicals — 2.0%
Balchem Corp.	189	18,894
Innospec, Inc.	221	20,164
Intrepid Potash, Inc.*	5,801	19,492
Materion Corp.	342	23,191
Rogers Corp.*	104	17,948
Total Chemicals		99,689
Coal — 0.3%
Natural Resource Partners LP	454	16,099
Commercial Services — 5.1%
2U, Inc.*(a)	451	16,976
Adtalem Global Education, Inc.*	280	12,614
Barrett Business Services, Inc.	210	17,346
Cardtronics PLC, Class A*	549	14,999
Career Education Corp.*	1,294	24,677
FTI Consulting, Inc.*	266	22,301
Heidrick & Struggles International, Inc.	472	14,146
HMS Holdings Corp.*	869	28,147
Kelly Services, Inc., Class A	745	19,512
LiveRamp Holdings, Inc.*	362	17,550
Medifast, Inc.	95	12,188
Rent-A-Center, Inc.*	1,053	28,041
Rosetta Stone, Inc.*	1,006	23,017
Total Commercial Services		251,514
Computers — 4.3%
Carbon Black, Inc.*	1,070	17,890
Endava PLC (United Kingdom)*(b)	837	33,681
Globant SA (Argentina)*	212	21,423
Insight Enterprises, Inc.*	390	22,698
OneSpan, Inc.*	1,106	15,672
Qualys, Inc.*(a)	348	30,304
Rapid7, Inc.*(a)	448	25,912
Stratasys Ltd.*(a)	862	25,317
Tenable Holdings, Inc.*	717	20,463
Total Computers		213,360

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
Cosmetics/Personal Care — 0.5%
Inter Parfums, Inc.	358	$23,803
Distribution/Wholesale — 1.3%
Core-Mark Holding Co., Inc.	608	24,150
Fossil Group, Inc.*(a)	798	9,177
G-III Apparel Group Ltd.*(a)	443	13,033
Triton International Ltd. (Bermuda)	488	15,987
Total Distribution/Wholesale		62,347
Diversified Financial Services — 2.5%
Blucora, Inc.*	690	20,955
Columbia Financial, Inc.*	1,166	17,607
Encore Capital Group, Inc.*(a)	435	14,733
Jianpu Technology, Inc. (China)*(b)	3,694	13,816
Navient Corp.(a)	1,519	20,734
Nelnet, Inc., Class A	307	18,180
Waddell & Reed Financial, Inc., Class A	1,065	17,754
Total Diversified Financial Services		123,779
Electric — 1.4%
Ameresco, Inc., Class A*	1,622	23,892
El Paso Electric Co.	339	22,171
PNM Resources, Inc.	475	24,182
Total Electric		70,245
Electrical Components & Equipment — 1.3%
Encore Wire Corp.	355	20,796
Novanta, Inc.*	265	24,989
Powell Industries, Inc.	494	18,772
Total Electrical Components & Equipment		64,557
Electronics — 3.7%
Alarm.com Holdings, Inc.*(a)	507	27,125
Brady Corp., Class A	437	21,553
Comtech Telecommunications Corp.	1,014	28,504
Fitbit, Inc., Class A*(a)	3,665	16,126
KEMET Corp.(a)	1,070	20,127
Napco Security Technologies, Inc.*(a)	1,052	31,223
Sanmina Corp.*	616	18,652
Vishay Precision Group, Inc.*	464	18,852
Total Electronics		182,162
Energy – Alternate Sources — 0.4%
Clean Energy Fuels Corp.*	6,523	17,416
Investments	Shares	Value
COMMON STOCKS (continued)
Engineering & Construction — 2.6%
Arcosa, Inc.	708	$26,642
Construction Partners, Inc., Class A*	1,314	19,736
Exponent, Inc.	560	32,783
Great Lakes Dredge & Dock Corp.*	2,627	29,002
MYR Group, Inc.*	615	22,970
Total Engineering & Construction		131,133
Entertainment — 0.7%
Everi Holdings, Inc.*	1,648	19,661
IMAX Corp.*	787	15,897
Total Entertainment		35,558
Food — 1.3%
Cal-Maine Foods, Inc.	437	18,232
John B Sanfilippo & Son, Inc.	235	18,727
Sanderson Farms, Inc.	177	24,171
United Natural Foods, Inc.*(a)	459	4,117
Total Food		65,247
Hand/Machine Tools — 0.4%
Kennametal, Inc.	496	18,347
Healthcare – Products — 6.0%
Cardiovascular Systems, Inc.*(a)	566	24,298
CONMED Corp.	310	26,527
Genomic Health, Inc.*	250	14,543
Lantheus Holdings, Inc.*	899	25,442
LeMaitre Vascular, Inc.(a)	675	18,887
Merit Medical Systems, Inc.*(a)	849	50,566
OraSure Technologies, Inc.*	2,169	20,128
Orthofix Medical, Inc.*	319	16,869
Oxford Immunotec Global PLC*	1,203	16,553
Repligen Corp.*	296	25,441
Surmodics, Inc.*	466	20,117
Tactile Systems Technology, Inc.*(a)	660	37,567
Total Healthcare – Products		296,938
Healthcare – Services — 2.1%
Ensign Group, Inc. (The)	438	24,931
LHC Group, Inc.*	322	38,505
Providence Service Corp. (The)*	274	15,711
Tivity Health, Inc.*(a)	582	9,568
Triple-S Management Corp., Class B (Puerto Rico)*	678	16,170
Total Healthcare – Services		104,885
See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
Home Builders — 0.8%
LCI Industries(a)	210	$18,900
Taylor Morrison Home Corp.*	893	18,717
Total Home Builders		37,617
Home Furnishings — 0.7%
Ethan Allen Interiors, Inc.	818	17,227
iRobot Corp.*(a)	175	16,037
Total Home Furnishings		33,264
Household Products/Wares — 0.4%
Central Garden & Pet Co.*(a)	706	19,027
Insurance — 2.3%
Argo Group International Holdings Ltd.	329	24,363
FGL Holdings	2,076	17,438
NMI Holdings, Inc., Class A*	1,070	30,377
Safety Insurance Group, Inc.	252	23,973
White Mountains Insurance Group Ltd.	19	19,408
Total Insurance		115,559
Internet — 3.2%
1-800-Flowers.com, Inc., Class A*	1,243	23,468
FireEye, Inc.*(a)	1,152	17,061
Meet Group, Inc. (The)*(a)	4,096	14,254
Perficient, Inc.*	858	29,446
Rubicon Project, Inc. (The)*	3,061	19,468
Sogou, Inc. (China)*(a)(b)	3,857	15,814
Stitch Fix, Inc., Class A*(a)	716	22,905
Yelp, Inc.*(a)	465	15,894
Total Internet		158,310
Iron/Steel — 0.4%
Schnitzer Steel Industries, Inc., Class A	743	19,444
Leisure Time — 3.5%
Clarus Corp.	1,846	26,656
Fox Factory Holding Corp.*(a)	616	50,826
Johnson Outdoors, Inc., Class A	226	16,853
Lindblad Expeditions Holdings, Inc.*	1,139	20,445
Malibu Boats, Inc., Class A*	438	17,017
Marine Products Corp.	1,280	19,763
YETI Holdings, Inc.*(a)	737	21,336
Total Leisure Time		172,896
Investments	Shares	Value
COMMON STOCKS (continued)
Machinery – Diversified — 1.7%
Alamo Group, Inc.	221	$22,085
Chart Industries, Inc.*	458	35,211
CSW Industrials, Inc.	390	26,578
Total Machinery - Diversified		83,874
Media — 0.3%
Tribune Publishing Co.	1,727	13,764
Miscellaneous Manufacturing — 3.2%
American Outdoor Brands Corp.*	1,398	12,596
Axon Enterprise, Inc.*	304	19,520
ESCO Technologies, Inc.	335	27,678
Fabrinet (Thailand)*	367	18,229
Federal Signal Corp.	758	20,276
John Bean Technologies Corp.(a)	351	42,516
Myers Industries, Inc.	1,036	19,964
Total Miscellaneous Manufacturing		160,779
Office Furnishings — 0.4%
Herman Miller, Inc.	489	21,858
Oil & Gas — 1.4%
Antero Resources Corp.*(a)	2,539	14,041
CNX Resources Corp.*	1,257	9,189
Montage Resources Corp.*	1,759	10,730
Par Pacific Holdings, Inc.*	1,276	26,183
PDC Energy, Inc.*(a)	266	9,592
Total Oil & Gas		69,735
Oil & Gas Services — 2.7%
Archrock, Inc.	2,241	23,755
C&J Energy Services, Inc.*	1,258	14,819
DMC Global, Inc.	260	16,471
Dril-Quip, Inc.*(a)	491	23,568
Helix Energy Solutions Group, Inc.*	2,391	20,634
McDermott International, Inc.*(a)	891	8,607
USA Compression Partners LP(a)	1,402	24,914
Total Oil & Gas Services		132,768
Packaging & Containers — 0.3%
Greif, Inc., Class A	388	12,629
Pharmaceuticals — 1.9%
Collegium Pharmaceutical, Inc.*	1,518	19,962
Enanta Pharmaceuticals, Inc.*(a)	419	35,355
Pacira BioSciences, Inc.*	457	19,875
Xencor, Inc.*(a)	496	20,301
Total Pharmaceuticals		95,493

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
Real Estate — 0.9%
Forestar Group, Inc.*	1,000	$19,550
McGrath RentCorp	366	22,747
Total Real Estate		42,297
REITS — 4.0%
AG Mortgage Investment Trust, Inc.	924	14,692
Agree Realty Corp.	399	25,556
American Assets Trust, Inc.	401	18,895
Global Medical REIT, Inc.	1,680	17,640
iStar, Inc.(a)	1,277	15,860
Mack-Cali Realty Corp.	808	18,818
Physicians Realty Trust	991	17,283
Rexford Industrial Realty, Inc.	541	21,840
STAG Industrial, Inc.	703	21,259
Terreno Realty Corp.	545	26,727
Total REITS		198,570
Retail — 5.8%
Abercrombie & Fitch Co., Class A(a)	712	11,420
America’s Car-Mart, Inc.*	292	25,135
Bed Bath & Beyond, Inc.(a)	1,263	14,676
BJ’s Restaurants, Inc.(a)	357	15,687
Boot Barn Holdings, Inc.*(a)	799	28,476
Conn’s, Inc.*	620	11,048
Dillard’s, Inc., Class A	238	14,823
Hibbett Sports, Inc.*(a)	912	16,598
La-Z-Boy, Inc.	660	20,236
Lovesac Co. (The)*	480	14,914
Movado Group, Inc.(a)	620	16,740
PC Connection, Inc.	591	20,673
PCM, Inc.*	647	22,671
Shoe Carnival, Inc.	522	14,407
Vera Bradley, Inc.*(a)	1,352	16,224
Zumiez, Inc.*(a)	925	24,143
Total Retail		287,871
Savings & Loans — 0.8%
Meridian Bancorp, Inc.	1,152	20,609
OceanFirst Financial Corp.	738	18,340
Total Savings & Loans		38,949
Semiconductors — 1.7%
Cabot Microelectronics Corp.	199	21,906
Diodes, Inc.*	605	22,004
Nanometrics, Inc.*	558	19,368
Rudolph Technologies, Inc.*	793	21,911
Total Semiconductors		85,189
Investments	Shares	Value
COMMON STOCKS (continued)
Software — 6.4%
American Software, Inc., Class A	1,401	$18,423
Bandwidth, Inc., Class A*	224	16,805
Blackline, Inc.*(a)	395	21,136
Brightcove, Inc.*	1,784	18,429
Castlight Health, Inc., Class B*	5,583	18,033
Ebix, Inc.(a)	458	23,001
Five9, Inc.*(a)	649	33,287
Glu Mobile, Inc.*	4,701	33,753
ManTech International Corp., Class A	344	22,652
Monotype Imaging Holdings, Inc.	927	15,611
Omnicell, Inc.*	266	22,884
Radware Ltd. (Israel)*	755	18,671
Sapiens International Corp. NV (Israel)	1,826	30,348
SPS Commerce, Inc.*	232	23,713
Total Software		316,746
Telecommunications — 2.2%
Acacia Communications, Inc.*	548	25,844
ADTRAN, Inc.	1,147	17,492
Shenandoah Telecommunications Co.	560	21,571
VEON Ltd. (Russia)(b)	7,493	20,980
Viavi Solutions, Inc.*(a)	1,838	24,427
Total Telecommunications		110,314
Textiles — 0.4%
UniFirst Corp.	108	20,366
Transportation — 2.8%
Covenant Transportation Group, Inc., Class A*	674	9,915
Echo Global Logistics, Inc.*	690	14,400
Frontline Ltd. (Norway)*(a)	2,935	23,480
Marten Transport Ltd.	899	16,317
Scorpio Tankers, Inc. (Monaco)	683	20,162
SEACOR Holdings, Inc.*	348	16,534
Tidewater, Inc.*	916	21,508
Werner Enterprises, Inc.	556	17,280
Total Transportation		139,596
Trucking & Leasing — 0.7%
Fly Leasing Ltd. (Ireland)*(b)	1,104	19,221
GATX Corp.(a)	189	14,986
Total Trucking & Leasing		34,207
Total Common Stocks (Cost $4,485,198)		4,988,717

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares/ Principal	Value
MONEY MARKET FUND — 0.2%
STIT – Government & Agency Portfolio, Institutional Class, 2.27%(c) (Cost $11,599)	11,599	$11,599
REPURCHASE AGREEMENT — 4.2%(d)
HSBC Securities USA, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $206,770, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.38%, 08/15/20 – 11/15/46, totaling $209,300) (Cost $206,727)	$206,727	206,727
Total Investments — 105.1% (Cost $4,703,524)		5,207,043
Liabilities in Excess of Other Assets — (5.1%)		(252,055)
Net Assets — 100.0%		$4,954,988

____________

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*       Non-income producing security.

(a)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,164,113; the aggregate market value of the collateral held by the fund is $1,190,065. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $983,338.

(b)    American Depositary Receipt.

(c)     Rate shown reflects the 7-day yield as of June 30, 2019.

(d)      Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,988,717	$—	$—	$4,988,717
Money Market Fund	11,599	—	—	11,599
Repurchase Agreement	—	206,727	—	206,727
Total	$5,000,316	$206,727	$—	$5,207,043

See accompanying Notes to Financial Statements.

ADVISORSHARES CORNERSTONE SMALL CAP ETF Schedule of Investments (continued) June 30, 2019

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	0.3%
Airlines	1.6
Apparel	0.3
Auto Parts & Equipment	0.4
Banks	6.8
Beverages	0.8
Biotechnology	4.8
Building Materials	0.9
Chemicals	2.0
Coal	0.3
Commercial Services	5.1
Computers	4.3
Cosmetics/Personal Care	0.5
Distribution/Wholesale	1.3
Diversified Financial Services	2.5
Electric	1.4
Electrical Components & Equipment	1.3
Electronics	3.7
Energy – Alternate Sources	0.4
Engineering & Construction	2.6
Entertainment	0.7
Food	1.3
Hand/Machine Tools	0.4
Healthcare – Products	6.0
Healthcare – Services	2.1
Home Builders	0.8
Home Furnishings	0.7
Household Products/Wares	0.4

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Insurance	2.3%
Internet	3.2
Iron/Steel	0.4
Leisure Time	3.5
Machinery – Diversified	1.7
Media	0.3
Miscellaneous Manufacturing	3.2
Office Furnishings	0.4
Oil & Gas	1.4
Oil & Gas Services	2.7
Packaging & Containers	0.3
Pharmaceuticals	1.9
Real Estate	0.9
REITS	4.0
Retail	5.8
Savings & Loans	0.8
Semiconductors	1.7
Software	6.4
Telecommunications	2.2
Textiles	0.4
Transportation	2.8
Trucking & Leasing	0.7
Money Market Fund	0.2
Repurchase Agreement	4.2
Total Investments	105.1
Liabilities in Excess of Other Assets	(5.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 99.8%
Aerospace/Defense — 3.5%
Airbus SE (France)(a)	107,004	$3,783,661
Airlines — 2.9%
Gol Linhas Aereas Inteligentes SA (Brazil)*(a)(b)	183,558	3,098,459
Apparel — 3.2%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	41,308	3,515,724
Beverages — 4.7%
Cia Cervecerias Unidas SA (Chile)(a)	87,776	2,479,672
Diageo PLC (United Kingdom)(a)(b)	15,445	2,661,482
Total Beverages		5,141,154
Biotechnology — 3.7%
Argenx SE (Netherlands)*(a)	28,017	3,966,647
Commercial Services — 4.3%
New Oriental Education & Technology Group, Inc. (China)*(a)	22,452	2,168,414
TAL Education Group (China)*(a)	64,899	2,472,652
Total Commercial Services		4,641,066
Computers — 7.8%
Check Point Software Technologies Ltd. (Israel)*	21,660	2,504,113
Infosys Ltd. (India)(a)(b)	274,060	2,932,442
WNS Holdings Ltd. (India)*(a)	50,191	2,971,307
Total Computers		8,407,862
Electric — 4.4%
Centrais Eletricas Brasileiras SA (Brazil)(a)	262,721	2,396,016
Cia Energetica de Minas Gerais (Brazil)(a)(b)	628,099	2,393,057
Total Electric		4,789,073
Electronics — 3.2%
Allegion PLC	31,323	3,462,758
Food — 7.7%
Cia Brasileira de Distribuicao (Brazil)(a)	110,286	2,699,801
Cosan Ltd., Class A (Brazil)*	208,425	2,784,558
Nestle SA (Switzerland)(a)	28,058	2,901,197
Total Food		8,385,556
Investments	Shares	Value
COMMON STOCKS (continued)
Healthcare – Products — 2.9%
Alcon, Inc. (Switzerland)*(b)	5,482	$340,158
Smith & Nephew PLC (United Kingdom)(a)	63,802	2,777,939
Total Healthcare – Products		3,118,097
Healthcare – Services — 2.8%
ICON PLC (Ireland)*	19,405	2,987,788
Internet — 5.8%
MercadoLibre, Inc. (Argentina)*	6,685	4,089,683
Tencent Holdings Ltd. (China)(a)	48,682	2,203,347
Total Internet		6,293,030
Iron/Steel — 2.5%
Cia Siderurgica Nacional SA (Brazil)(a)	634,538	2,734,859
Mining — 12.7%
AngloGold Ashanti Ltd. (South Africa)(a)	184,302	3,282,419
BHP Group Ltd. (Australia)(a)(b)	41,326	2,401,454
Cia de Minas Buenaventura SAA (Peru)(a)(b)	141,865	2,364,889
Gold Fields Ltd. (South Africa)(a)	604,556	3,270,648
Rio Tinto PLC (Australia)(a)(b)	38,726	2,414,179
Total Mining		13,733,589
Oil & Gas — 3.3%
CNOOC Ltd. (China)(a)	20,705	3,527,097
Pharmaceuticals — 10.1%
AstraZeneca PLC (United Kingdom)(a)(b)	64,812	2,675,439
Dr Reddy’s Laboratories Ltd. (India)(a)(b)	51,078	1,913,893
Galapagos NV (Belgium)*(a)	29,596	3,815,812
Novartis AG (Switzerland)(a)	27,410	2,502,807
Total Pharmaceuticals		10,907,951
Semiconductors — 2.3%
ASML Holding NV (Netherlands)	11,732	2,439,435
Software — 2.2%
SAP SE (Germany)(a)	17,400	2,380,320
Telecommunications — 7.2%
Nice Ltd. (Israel)*(a)	35,125	4,812,125
Telefonaktiebolaget LM Ericsson (Sweden)(a)	316,461	3,006,379
Total Telecommunications		7,818,504

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Transportation — 2.6%
ZTO Express Cayman, Inc. (China)(a)(b)	149,480	$2,858,058
Total Common Stocks (Cost $93,971,427)		107,990,688
MONEY MARKET FUND — 0.1%
Invesco Government & Agency Portfolio – Private Investment Class, 1.97%(c) (Cost $76,589)	76,589	76,589
REPURCHASE AGREEMENTS — 5.9%(d)
BNP Paribas Securities Corp., dated 06/28/19, due 07/01/19, 2.49%, total to be received $1,486,776, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/18/19 – 09/09/49, totaling $1,510,126)	$1,486,468	1,486,468
Citigroup Global Markets, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $1,486,778, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/02/19 – 01/20/63, totaling $1,510,546)	1,486,468	1,486,468
Daiwa Capital Markets America, dated 06/28/19, due 07/01/19, 2.53%, total to be received $1,486,781, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/05/19 – 09/09/49, totaling $1,511,138)	1,486,468	1,486,468
JP Morgan Securities LLC, dated 06/28/19, due 07/01/19, 2.53%, total to be received $440,329, (collateralized by various U.S. Government Agency Obligations, 0.88% – 1.75%, 07/31/19 – 06/30/22, totaling $446,501)	440,236	440,236
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $1,486,779, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $1,511,425)	$1,486,468	$1,486,468
Total Repurchase Agreements (Cost $6,386,108)		6,386,108
Total Investments — 105.8% (Cost $100,434,124)		114,453,385
Liabilities in Excess of Other Assets — (5.8%)		(6,255,310)
Net Assets — 100.0%		$108,198,075

____________

PLC — Public Limited Company

*       Non-income producing security.

(a)     American Depositary Receipt.

(b)    All or a portion of security is on loan. The aggregate market value of the securities on loan is $17,229,413; the aggregate market value of the collateral held by the fund is $17,732,425. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $11,346,317.

(c)     Rate shown reflects the 7-day yield as of June 30, 2019.

(d)    Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$107,990,688	$—	$—	$107,990,688
Money Market Fund	76,589	—	—	76,589
Repurchase Agreements	—	6,386,108	—	6,386,108
Total	$108,067,277	$6,386,108	$—	$114,453,385

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	3.5%
Airlines	2.9
Apparel	3.2
Beverages	4.7
Biotechnology	3.7
Commercial Services	4.3
Computers	7.8
Electric	4.4
Electronics	3.2
Food	7.7
Healthcare – Products	2.9
Healthcare – Services	2.8
Internet	5.8
Iron/Steel	2.5
Mining	12.7
Oil & Gas	3.3
Pharmaceuticals	10.1
Semiconductors	2.3
Software	2.2
Telecommunications	7.2
Transportation	2.6
Money Market Fund	0.1
Repurchase Agreements	5.9
Total Investments	105.8
Liabilities in Excess of Other Assets	(5.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 99.2%
Advertising — 1.3%
Boston Omaha Corp., Class A*	421	$9,746
National CineMedia, Inc.	1,250	8,200
Telaria, Inc.*	1,588	11,942
Total Advertising		29,888
Aerospace/Defense — 0.6%
Ducommun, Inc.*	304	13,701
Agriculture — 0.8%
Turning Point Brands, Inc.(a)	372	18,220
Airlines — 1.1%
SkyWest, Inc.	428	25,967
Apparel — 0.5%
Rocky Brands, Inc.	436	11,894
Auto Parts & Equipment — 0.5%
Miller Industries, Inc.	352	10,824
Banks — 4.2%
Bank of Marin Bancorp	241	9,886
Baycom Corp.*(a)	428	9,373
First Community Bankshares, Inc.	309	10,432
Independent Bank Corp.	584	12,725
Macatawa Bank Corp.	1,144	11,738
OFG Bancorp (Puerto Rico)	828	19,682
Parke Bancorp, Inc.	452	10,825
United Security Bancshares	1,000	11,390
Total Banks		96,051
Biotechnology — 6.8%
Adverum Biotechnologies, Inc.*	1,188	14,125
Albireo Pharma, Inc.*(a)	342	11,026
ArQule, Inc.*	1,796	19,774
Cara Therapeutics, Inc.*(a)	566	12,169
Krystal Biotech, Inc.*(a)	457	18,403
Magenta Therapeutics, Inc.*	640	9,440
MeiraGTx Holdings PLC*	569	15,295
Veracyte, Inc.*	770	21,953
Vericel Corp.*(a)	637	12,033
XBiotech, Inc.*	1,050	7,959
ZIOPHARM Oncology, Inc.*(a)	2,450	14,284
Total Biotechnology		156,461
Chemicals — 0.9%
Codexis, Inc.*(a)	1,176	21,674
Coal — 0.9%
Advanced Emissions Solutions, Inc.	914	11,553
Natural Resource Partners LP	256	9,078
Total Coal		20,631
Investments	Shares	Value
COMMON STOCKS (continued)
Commercial Services — 4.7%
Career Education Corp.*	1,232	$23,494
Chegg, Inc.*(a)	696	26,859
Collectors Universe, Inc.	558	11,908
Evo Payments, Inc., Class A*	418	13,179
Heidrick & Struggles International, Inc.	280	8,392
International Money Express, Inc.*	849	11,971
Vectrus, Inc.*	293	11,884
Total Commercial Services		107,687
Computers — 2.0%
Agilysys, Inc.*	530	11,379
Kornit Digital Ltd. (Israel)*	404	12,790
PAR Technology Corp.*(a)	804	22,673
Total Computers		46,842
Diversified Financial Services — 3.7%
America First Multifamily Investors LP	1,606	11,435
Blucora, Inc.*	412	12,512
Hamilton Lane, Inc., Class A	284	16,205
Oppenheimer Holdings, Inc., Class A	376	10,235
Paysign, Inc.*(a)	1,413	18,892
World Acceptance Corp.*(a)	96	15,754
Total Diversified Financial Services		85,033
Electric — 1.1%
Ameresco, Inc., Class A*	856	12,609
Genie Energy Ltd., Class B	1,241	13,216
Total Electric		25,825
Electrical Components & Equipment — 1.3%
Novanta, Inc.*	308	29,044
Electronics — 4.0%
Camtek Ltd. (Israel)*	1,152	9,734
Fluidigm Corp.*	1,290	15,893
Ituran Location and Control Ltd. (Israel)	325	9,779
Mesa Laboratories, Inc.	61	14,905
Napco Security Technologies, Inc.*(a)	522	15,493
Stoneridge, Inc.*	360	11,358
Vishay Precision Group, Inc.*	392	15,927
Total Electronics		93,089
Energy – Alternate Sources — 2.4%
Enphase Energy, Inc.*	1,488	27,126
Sunrun, Inc.*	900	16,884
See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
Energy — Alternate Sources (continued)
Vivint Solar, Inc.*(a)	1,562	$11,403
Total Energy — Alternate Sources		55,413
Engineering & Construction — 0.7%
Great Lakes Dredge & Dock Corp.*	1,373	15,158
Entertainment — 2.8%
Eldorado Resorts, Inc.*(a)	920	42,385
Everi Holdings, Inc.*	1,125	13,421
Monarch Casino & Resort, Inc.*	208	8,890
Total Entertainment		64,696
Environmental Control — 3.8%
AquaVenture Holdings Ltd.*	576	11,503
Casella Waste Systems, Inc., Class A*	1,028	40,739
Energy Recovery, Inc.*	1,109	11,556
Heritage-Crystal Clean, Inc.*	410	10,787
Pure Cycle Corp.*	1,172	12,423
Total Environmental Control		87,008
Food — 0.6%
Chefs’ Warehouse, Inc. (The)*	420	14,729
Gas — 0.5%
Global Partners LP(a)	588	11,707
Healthcare – Products — 5.0%
BioLife Solutions, Inc.*	577	9,780
Conformis, Inc.*	2,537	11,061
Hanger, Inc.*	470	9,000
Lantheus Holdings, Inc.*	472	13,358
NanoString Technologies, Inc.*	756	22,945
OrthoPediatrics Corp.*	426	16,614
Quanterix Corp.*	490	16,557
Quotient Ltd.*(a)	1,608	15,035
Total Healthcare – Products		114,350
Healthcare – Services — 3.2%
Addus HomeCare Corp.*	212	15,889
Catasys, Inc.*(a)	842	16,183
Joint Corp. (The)*	668	12,158
R1 RCM, Inc.*	1,332	16,757
RadNet, Inc.*	948	13,073
Total Healthcare – Services		74,060
Insurance — 3.2%
eHealth, Inc.*(a)	400	34,440
Goosehead Insurance, Inc., Class A	289	13,814
Kinsale Capital Group, Inc.	280	25,615
Total Insurance		73,869
Investments	Shares	Value
COMMON STOCKS (continued)
Internet — 2.6%
1-800-Flowers.com, Inc., Class A*	637	$12,026
DHI Group, Inc.*	2,649	9,457
Rubicon Project, Inc. (The)*	2,274	14,463
Travelzoo*	636	9,820
Zix Corp.*	1,486	13,508
Total Internet		59,274
Iron/Steel — 0.8%
Mesabi Trust(a)	596	17,606
Leisure Time — 1.8%
Clarus Corp.	1,040	15,018
Lindblad Expeditions Holdings, Inc.*	852	15,293
Malibu Boats, Inc., Class A*	320	12,432
Total Leisure Time		42,743
Metal Fabricate/Hardware — 0.9%
Northwest Pipe Co.*	440	11,343
Omega Flex, Inc.	124	9,525
Total Metal Fabricate/Hardware		20,868
Office/Business Equipment — 0.5%
AstroNova, Inc.	425	10,982
Oil & Gas — 1.4%
Geopark Ltd. (Colombia)*	1,092	20,246
Sabine Royalty Trust	232	11,175
Total Oil & Gas		31,421
Oil & Gas Services — 1.6%
DMC Global, Inc.	440	27,874
Matrix Service Co.*	509	10,312
Total Oil & Gas Services		38,186
Pharmaceuticals — 4.0%
Axsome Therapeutics, Inc.*	1,057	27,218
BioDelivery Sciences International, Inc.*	2,510	11,671
BioSpecifics Technologies Corp.*	158	9,434
Chiasma, Inc.*	1,512	11,295
Ra Pharmaceuticals, Inc.*	722	21,711
Zynerba Pharmaceuticals, Inc.*(a)	804	10,894
Total Pharmaceuticals		92,223
Pipelines — 0.5%
Oasis Midstream Partners LP	492	10,578
Real Estate — 1.0%
Landmark Infrastructure Partners LP	708	11,930
Safehold, Inc.	396	11,959
Total Real Estate		23,889

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
REITS — 6.5%
Arbor Realty Trust, Inc.(a)	1,066	$12,920
Ares Commercial Real Estate Corp.	726	10,788
Cherry Hill Mortgage Investment Corp.	548	8,768
Community Healthcare Trust, Inc.(a)	348	13,715
Global Medical REIT, Inc.	1,004	10,542
Granite Point Mortgage Trust, Inc.	538	10,324
Innovative Industrial Properties, Inc.	316	39,045
Jernigan Capital, Inc.	438	8,979
NexPoint Residential Trust, Inc.	350	14,490
NorthStar Realty Europe Corp.(a)	597	9,809
One Liberty Properties, Inc.	385	11,149
Total REITS		150,529
Retail — 2.1%
America’s Car-Mart, Inc.*	197	16,958
Foundation Building Materials, Inc.*	706	12,552
PetIQ, Inc.*(a)	332	10,943
Ruth’s Hospitality Group, Inc.	392	8,902
Total Retail		49,355
Semiconductors — 0.9%
ACM Research, Inc., Class A*	594	9,272
DSP Group, Inc.*	765	10,986
Total Semiconductors		20,258
Software — 11.7%
AppFolio, Inc., Class A*	272	27,817
Avid Technology, Inc.*	1,404	12,804
Bandwidth, Inc., Class A*	286	21,456
Brightcove, Inc.*	1,113	11,497
Digital Turbine, Inc.*(a)	2,340	11,700
eGain Corp.*	1,077	8,767
Everbridge, Inc.*(a)	312	27,899
Five9, Inc.*(a)	788	40,417
LivePerson, Inc.*(a)	628	17,609
MobileIron, Inc.*	1,940	12,028
Sapiens International Corp. NV (Israel)	730	12,133
Simulations Plus, Inc.	576	16,451
Telenav, Inc.*	1,762	14,096
Upland Software, Inc.*(a)	544	24,768
Verra Mobility Corp.*(a)	858	11,231
Total Software		270,673
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Telecommunications — 2.8%
Airgain, Inc.*	709	$10,033
AudioCodes Ltd. (Israel)	1,234	19,102
Harmonic, Inc.*(a)	2,104	11,677
Inseego Corp.*(a)	2,230	10,682
pdvWireless, Inc.*	268	12,596
Total Telecommunications		64,090
Toys/Games/Hobbies — 0.6%
Funko, Inc., Class A*(a)	540	13,079
Transportation — 2.3%
CryoPort, Inc.*(a)	798	14,619
DHT Holdings, Inc.	2,034	12,021
Hoegh LNG Partners LP (Bermuda)(a)	566	9,792
PAM Transportation Services, Inc.*	260	16,120
Total Transportation		52,552
Water — 0.6%
Middlesex Water Co.	217	12,857
Total Common Stocks (Cost $1,973,148)		2,284,984
MONEY MARKET FUND — 2.2%
STIT – Government & Agency Portfolio, Institutional Class, 2.27%(b) (Cost $51,101)	51,101	51,101
REPURCHASE AGREEMENT — 7.3%(c)
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $167,543, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $170,320) (Cost $167,508)	$167,508	167,508
Total Investments — 108.7% (Cost $2,191,757)		2,503,593
Liabilities in Excess of Other Assets — (8.7%)		(199,995)
Net Assets — 100.0%		$2,303,598

____________

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2019

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $509,529; the aggregate market value of the collateral held by the fund is $521,847. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $354,339.

(b)     Rate shown reflects the 7-day yield as of June 30, 2019.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,284,984	$—	$—	$2,284,984
Money Market Fund	51,101	—	—	51,101
Repurchase Agreement	—	167,508	—	167,508
Total	$2,336,085	$167,508	$—	$2,503,593
SUMMARY OF SCHEDULE OF INVESTMENTS		SUMMARY OF SCHEDULE OF INVESTMENTS (continued)
	% of Net Assets		% of Net Assets
Advertising	1.3%	Internet	2.6%
Aerospace/Defense	0.6	Iron/Steel	0.8
Agriculture	0.8	Leisure Time	1.8
Airlines	1.1	Metal Fabricate/Hardware	0.9
Apparel	0.5	Office/Business Equipment	0.5
Auto Parts & Equipment	0.5	Oil & Gas	1.4
Banks	4.2	Oil & Gas Services	1.6
Biotechnology	6.8	Pharmaceuticals	4.0
Chemicals	0.9	Pipelines	0.5
Coal	0.9	Real Estate	1.0
Commercial Services	4.7	REITS	6.5
Computers	2.0	Retail	2.1
Diversified Financial Services	3.7	Semiconductors	0.9
Electric	1.1	Software	11.7
Electrical Components & Equipment	1.3	Telecommunications	2.8
Electronics	4.0	Toys/Games/Hobbies	0.6
Energy – Alternate Sources	2.4	Transportation	2.3
Engineering & Construction	0.7	Water	0.6
Entertainment	2.8	Money Market Fund	2.2
Environmental Control	3.8	Repurchase Agreement	7.3
Food	0.6	Total Investments	108.7
Gas	0.5	Liabilities in Excess of Other Assets	(8.7)
Healthcare – Products	5.0	Net Assets	100.0%
Healthcare – Services	3.2
Insurance	3.2

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
EXCHANGE TRADED FUND — 10.2%
Debt Fund — 10.2%
AdvisorShares Sage Core Reserves ETF† (Cost $2,485,250)	25,000	$2,490,250
MONEY MARKET FUND — 52.6%
STIT — Government & Agency Portfolio, Institutional Class, 2.27%(a) (Cost $12,769,870)	12,769,870	12,769,870
Total Investments Before Securities Sold, Not Yet Purchased (Cost $15,255,120)		15,260,120
Securities Sold, Not Yet Purchased — (103.0)%(b)
COMMON STOCKS — (103.0)%
Agriculture — (1.2)%
Bunge Ltd.	(5,240)	(291,920)
Apparel — (1.1)%
Tapestry, Inc.	(8,154)	(258,726)
Auto Manufacturers — (0.8)%
Tesla, Inc.*	(912)	(203,796)
Auto Parts & Equipment — (3.6)%
Adient PLC	(16,594)	(402,737)
Goodyear Tire & Rubber Co. (The)	(11,573)	(177,067)
Visteon Corp.*	(5,004)	(293,134)
Total Auto Parts & Equipment		(872,938)
Banks — (3.7)%
Bank OZK	(7,198)	(216,588)
State Street Corp.	(3,356)	(188,137)
Synovus Financial Corp.	(7,002)	(245,070)
Texas Capital Bancshares, Inc.*	(4,143)	(254,256)
Total Banks		(904,051)
Beverages — (0.8)%
National Beverage Corp.	(4,509)	(201,237)
Biotechnology — (2.0)%
Biogen, Inc.*	(1,064)	(248,838)
United Therapeutics Corp.*	(2,955)	(230,667)
Total Biotechnology		(479,505)
Building Materials — (2.4)%
JELD-WEN Holding, Inc.*	(15,563)	(330,403)
Owens Corning	(4,235)	(246,477)
Total Building Materials		(576,880)
Investments	Shares	Value
COMMON STOCKS (continued)
Chemicals — (7.5)%
Albemarle Corp.	(3,639)	$(256,222)
Cabot Corp.	(5,859)	(279,533)
Huntsman Corp.	(12,775)	(261,121)
Mosaic Co. (The)	(10,470)	(262,064)
Olin Corp.	(12,387)	(271,399)
Univar, Inc.*	(11,383)	(250,881)
Westlake Chemical Corp.	(3,552)	(246,722)
Total Chemicals		(1,827,942)
Coal — (1.1)%
Peabody Energy Corp.	(11,193)	(269,751)
Commercial Services — (4.4)%
2U, Inc.*	(6,661)	(250,720)
Cimpress NV (Netherlands)*	(3,449)	(313,480)
Healthcare Services Group, Inc.	(8,218)	(249,170)
Weight Watchers International, Inc.*	(12,943)	(247,211)
Total Commercial Services		(1,060,581)
Computers — (2.2)%
DXC Technology Co.	(4,089)	(225,508)
Western Digital Corp.	(6,299)	(299,518)
Total Computers		(525,026)
Diversified Financial Services — (1.9)%
Affiliated Managers Group, Inc.	(2,739)	(252,372)
Alliance Data Systems Corp.	(1,549)	(217,061)
Total Diversified Financial Services		(469,433)
Electric — (1.4)%
PG&E Corp.*	(15,049)	(344,923)
Electronics — (1.0)%
Coherent, Inc.*	(1,858)	(253,375)
Engineering & Construction — (1.0)%
Fluor Corp.	(6,900)	(232,461)
Entertainment — (0.9)%
Scientific Games Corp.*	(10,842)	(214,888)
Food — (3.0)%
Hain Celestial Group, Inc. (The)*	(10,281)	(225,154)
Ingredion, Inc.	(3,071)	(253,327)
Kraft Heinz Co. (The)	(7,900)	(245,216)
Total Food		(723,697)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
Healthcare – Products — (2.4)%
ABIOMED, Inc.*	(929)	$(241,995)
Cantel Medical Corp.	(4,136)	(333,527)
Total Healthcare – Products		(575,522)
Healthcare – Services — (2.2)%
DaVita Inc.*	(4,985)	(280,456)
MEDNAX, Inc.*	(10,474)	(264,259)
Total Healthcare – Services		(544,715)
Home Builders — (1.0)%
Thor Industries, Inc.	(4,339)	(253,615)
Housewares — (1.1)%
Newell Brands, Inc.	(16,862)	(260,012)
Insurance — (2.2)%
Brighthouse Financial, Inc.*	(7,463)	(273,818)
Unum Group	(7,933)	(266,152)
Total Insurance		(539,970)
Internet — (1.1)%
GrubHub, Inc.*	(3,476)	(271,093)
Iron/Steel — (2.0)%
Steel Dynamics, Inc.	(8,300)	(250,660)
United States Steel Corp.	(15,771)	(241,454)
Total Iron/Steel		(492,114)
Machinery — Construction & Mining — (2.3)%
BWX Technologies, Inc.	(5,632)	(293,427)
Terex Corp.	(8,258)	(259,301)
Total Machinery — Construction & Mining		(552,728)
Machinery — Diversified — (1.1)%
Wabtec Corp.	(3,632)	(260,632)
Mining — (0.8)%
Alcoa Corp.*	(7,950)	(186,110)
Miscellaneous Manufacturing — (1.0)%
General Electric Co.	(23,336)	(245,028)
Oil & Gas — (11.9)%
Antero Resources Corp.*	(37,547)	(207,635)
Apache Corp.	(7,656)	(221,794)
Centennial Resource Development, Inc., Class A*	(36,158)	(274,439)
Cimarex Energy Co.	(3,437)	(203,917)
Concho Resources, Inc.	(2,519)	(259,910)
EQT Corp.	(16,402)	(259,316)
HollyFrontier Corp.	(5,758)	(266,480)
Investments	Shares	Value
COMMON STOCKS (continued)
Oil & Gas (continued)
Noble Energy, Inc.	(11,717)	$(262,461)
Occidental Petroleum Corp.	(4,907)	(246,724)
Parsley Energy, Inc., Class A*	(12,178)	(231,504)
Transocean Ltd.*	(33,313)	(213,536)
WPX Energy, Inc.*	(20,401)	(234,816)
Total Oil & Gas		(2,882,532)
Oil & Gas Services — (6.2)%
Baker Hughes a GE Co.	(10,521)	(259,132)
Core Laboratories N.V.	(3,702)	(193,541)
Halliburton Co.	(9,903)	(225,194)
National Oilwell Varco, Inc.	(9,176)	(203,983)
Patterson-UTI Energy, Inc.	(15,785)	(181,685)
RPC, Inc.	(29,695)	(214,101)
Schlumberger Ltd.	(5,997)	(238,321)
Total Oil & Gas Services		(1,515,957)
Packaging & Containers — (0.8)%
Westrock Co.	(5,464)	(199,272)
Pharmaceuticals — (7.2)%
Agios Pharmaceuticals, Inc.*	(4,919)	(245,360)
Alkermes PLC*	(9,782)	(220,486)
Cigna Corp.	(1,734)	(273,192)
CVS Health Corp.	(5,171)	(281,768)
Mylan NV*	(11,994)	(228,366)
Nektar Therapeutics*	(6,739)	(239,773)
Perrigo Co. PLC	(5,294)	(252,100)
Total Pharmaceuticals		(1,741,045)
REITS — (3.2)%
Macerich Co. (The)	(6,893)	(230,847)
Senior Housing Properties Trust	(33,773)	(279,303)
Weyerhaeuser Co.	(10,042)	(264,506)
Total REITS		(774,656)
Retail — (6.7)%
L Brands, Inc.	(9,848)	(257,033)
Macy’s, Inc.	(10,916)	(234,257)
Michaels Cos., Inc. (The)*	(23,297)	(202,684)
Nordstrom, Inc.	(6,797)	(216,552)
Nu Skin Enterprises, Inc., Class A	(5,471)	(269,830)
Qurate Retail, Inc.*	(15,013)	(186,011)
Walgreens Boots Alliance, Inc.	(4,909)	(268,375)
Total Retail		(1,634,742)
Semiconductors — (1.2)%
NVIDIA Corp.	(1,809)	(297,092)
See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
Software — (2.3)%
Activision Blizzard, Inc.	(5,650)	$(266,680)
Electronic Arts, Inc.*	(2,886)	(292,236)
Total Software		(558,916)
Telecommunications — (2.0)%
CenturyLink, Inc.	(22,125)	(260,190)
CommScope Holding Co., Inc.*	(14,310)	(225,096)
Total Telecommunications		(485,286)
Textiles — (1.3)%
Mohawk Industries, Inc.*	(2,127)	(313,669)
Toys/Games/Hobbies — (1.0)%
Mattel, Inc.*	(21,894)	(245,432)
Transportation — (2.0)%
FedEx Corp.	(1,469)	(241,195)
XPO Logistics, Inc.*	(4,108)	(237,484)
Total Transportation		(478,679)
Investments	Shares	Value
COMMON STOCKS (continued)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(26,218,268)]		(25,019,947)
Total Investments — (40.2)% (Cost $(10,963,148))		(9,759,827)
Other Assets in Excess of Liabilities — 140.2%		34,040,345
Net Assets — 100.0%		$24,280,518

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

†        Affiliated Company.

(a)      Rate shown reflects the 7-day yield as of June 30, 2019.

(b)      As of June 30, 2019 cash in the amount of $23,958,082 has been segregated as collateral from the broker for securities sold short.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$2,490,250	$—	$—	$2,490,250
Money Market Fund	12,769,870	—	—	12,769,870
Total	$15,260,120	$—	$—	$15,260,120
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(25,019,947)	$—	$—	$(25,019,947)
Total	$(25,019,947)	$—	$—	$(25,019,947)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2019

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	(1.2)%
Apparel	(1.1)
Auto Manufacturers	(0.8)
Auto Parts & Equipment	(3.6)
Banks	(3.7)
Beverages	(0.8)
Biotechnology	(2.0)
Building Materials	(2.4)
Chemicals	(7.5)
Coal	(1.1)
Commercial Services	(4.4)
Computers	(2.2)
Debt Fund	10.2
Diversified Financial Services	(1.9)
Electric	(1.4)
Electronics	(1.0)
Engineering & Construction	(1.0)
Entertainment	(0.9)
Food	(3.0)
Healthcare – Products	(2.4)
Healthcare – Services	(2.2)
Home Builders	(1.0)
Housewares	(1.1)

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Insurance	(2.2)%
Internet	(1.1)
Iron/Steel	(2.0)
Machinery – Construction & Mining	(2.3)
Machinery – Diversified	(1.1)
Mining	(0.8)
Miscellaneous Manufacturing	(1.0)
Oil & Gas	(11.9)
Oil & Gas Services	(6.2)
Packaging & Containers	(0.8)
Pharmaceuticals	(7.2)
REITS	(3.2)
Retail	(6.7)
Semiconductors	(1.2)
Software	(2.3)
Telecommunications	(2.0)
Textiles	(1.3)
Toys/Games/Hobbies	(1.0)
Transportation	(2.0)
Money Market Fund	52.6
Total Investments	(40.2)
Other Assets in Excess of Liabilities	140.2
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2019 were as follows:

Affiliated Fund Name	Value at 6/30/2018	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2019	Value at 6/30/2019	Dividend Income
AdvisorShares Sage Core Reserves ETF	$—	$2,485,250	$—	$—	$5,000	25,000	$2,490,250	$44,294

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF (Formerly known as AdvisorShares Wilshire Buyback ETF) Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 97.3%
Aerospace/Defense — 6.3%
Boeing Co. (The)	3,300	$1,201,233
General Dynamics Corp.	6,929	1,259,831
Northrop Grumman Corp.	4,317	1,394,866
Total Aerospace/Defense		3,855,930
Agriculture — 3.3%
Philip Morris International, Inc.	25,390	1,993,877
Auto Manufacturers — 1.0%
General Motors Co.	16,408	632,200
Banks — 9.6%
Bank of America Corp.	50,206	1,455,974
Bank of New York Mellon Corp. (The)	26,112	1,152,845
JPMorgan Chase & Co.	15,799	1,766,328
PNC Financial Services Group, Inc. (The)	10,937	1,501,431
Total Banks		5,876,578
Commercial Services — 4.1%
IHS Markit Ltd.*	16,608	1,058,262
PayPal Holdings, Inc.*	12,833	1,468,865
Total Commercial Services		2,527,127
Diversified Financial Services — 5.1%
Intercontinental Exchange, Inc.	18,016	1,548,295
Visa, Inc., Class A(a)	8,945	1,552,405
Total Diversified Financial Services		3,100,700
Electric — 2.3%
American Electric Power Co., Inc.	8,364	736,116
Xcel Energy, Inc.	11,752	699,126
Total Electric		1,435,242
Food — 2.8%
US Foods Holding Corp.*	48,791	1,744,766
Healthcare – Products — 0.4%
Alcon, Inc. (Switzerland)*(a)	3,441	213,514
Healthcare – Services — 3.1%
Anthem, Inc.	6,785	1,914,795
Insurance — 4.0%
Chubb Ltd.	6,893	1,015,270
Willis Towers Watson PLC	7,483	1,433,294
Total Insurance		2,448,564
Investments	Shares	Value
COMMON STOCKS (continued)
Internet — 5.1%
Alibaba Group Holding Ltd. (China)*(b)	7,038	$1,192,589
Alphabet, Inc., Class A*	1,015	1,099,042
Amazon.com, Inc.*	441	835,091
Total Internet		3,126,722
Media — 2.7%
Comcast Corp., Class A	39,695	1,678,305
Oil & Gas — 9.2%
Anadarko Petroleum Corp.	5,928	418,280
Chevron Corp.	18,273	2,273,892
EOG Resources, Inc.	10,823	1,008,271
Marathon Oil Corp.	50,784	721,640
Pioneer Natural Resources Co.	7,804	1,200,723
Total Oil & Gas		5,622,806
Oil & Gas Services — 1.1%
Halliburton Co.	30,352	690,204
Pharmaceuticals — 13.0%
AstraZeneca PLC (United Kingdom)(a)(b)	43,839	1,809,674
Bayer AG (Germany)(b)	51,485	898,413
Cigna Corp.	6,771	1,066,771
CVS Health Corp.	20,744	1,130,341
Novartis AG (Switzerland)(a)(b)	17,211	1,571,536
Sanofi (France)(b)	34,864	1,508,565
Total Pharmaceuticals		7,985,300
REITS — 3.9%
American Tower Corp.	11,554	2,362,215
Retail — 6.3%
Dollar General Corp.	10,469	1,414,990
Target Corp.	14,796	1,281,482
TJX Cos., Inc. (The)	22,650	1,197,732
Total Retail		3,894,204
Software — 5.4%
Fidelity National Information Services, Inc.(a)	14,003	1,717,888
Microsoft Corp.	12,102	1,621,184
Total Software		3,339,072
Telecommunications — 7.4%
Motorola Solutions, Inc.	8,124	1,354,515
Telefonaktiebolaget LM Ericsson (Sweden)(b)	101,128	960,716
Verizon Communications, Inc.	38,649	2,208,017
Total Telecommunications		4,523,248

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF (Formerly known as AdvisorShares Wilshire Buyback ETF) Schedule of Investments (continued) June 30, 2019
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Transportation — 1.2%
FedEx Corp.	4,478	$735,243
Total Common Stocks (Cost $56,232,905)		59,700,612
MONEY MARKET FUND — 2.7%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 2.27%(c) (Cost $1,681,050)	1,681,050	1,681,050
REPURCHASE AGREEMENT — 0.2%(d)
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $139,606, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $141,920) (Cost $139,577)	$139,577	139,577
Total Investments — 100.2% (Cost $58,053,532)		61,521,239
Liabilities in Excess of Other Assets — (0.2%)		(135,508)
Net Assets — 100.0%		$61,385,731

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $5,266,581; the aggregate market value of the collateral held by the fund is $5,374,365. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $5,234,788.

(b)     American Depositary Receipt.

(c)      Rate shown reflects the 7-day yield as of June 30, 2019.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF (Formerly known as AdvisorShares Wilshire Buyback ETF) Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$59,700,612	$—	$—	$59,700,612
Money Market Fund	1,681,050	—	—	1,681,050
Repurchase Agreement	—	139,577	—	139,577
Total	$61,381,662	$139,577	$—	$61,521,239

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	6.3%
Agriculture	3.3
Auto Manufacturers	1.0
Banks	9.6
Commercial Services	4.1
Diversified Financial Services	5.1
Electric	2.3
Food	2.8
Healthcare – Products	0.4
Healthcare – Services	3.1
Insurance	4.0
Internet	5.1
Media	2.7
Oil & Gas	9.2
Oil & Gas Services	1.1
Pharmaceuticals	13.0
REITS	3.9
Retail	6.3
Software	5.4
Telecommunications	7.4
Transportation	1.2
Money Market Fund	2.7
Repurchase Agreement	0.2
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 99.4%
Aerospace/Defense — 3.8%
Raytheon Co.	3,762	$654,137
Banks — 7.4%
Eagle Bancorp, Inc.	11,614	628,666
Signature Bank	5,362	647,944
Total Banks		1,276,610
Building Materials — 3.4%
Continental Building Products, Inc.*	22,166	588,951
Chemicals — 7.3%
RPM International, Inc.	9,738	595,089
Sherwin-Williams Co. (The)	1,451	664,979
Total Chemicals		1,260,068
Commercial Services — 4.7%
Moody’s Corp.	4,120	804,677
Computers — 7.0%
Check Point Software Technologies Ltd. (Israel)*	5,423	626,953
Cognizant Technology Solutions Corp., Class A	9,013	571,334
Total Computers		1,198,287
Diversified Financial Services — 3.8%
Intercontinental Exchange, Inc.	7,693	661,137
Food — 11.2%
Hershey Co. (The)	5,285	708,348
Hormel Foods Corp.	13,242	536,831
JM Smucker Co. (The)	5,883	677,663
Total Food		1,922,842
Healthcare – Products — 12.9%
Becton Dickinson and Co.	2,582	650,690
Danaher Corp.	5,639	805,926
Stryker Corp.	3,719	764,552
Total Healthcare – Products		2,221,168
Household Products/Wares — 3.7%
Church & Dwight Co., Inc.	8,669	633,357
Investments	Shares	Value
COMMON STOCKS (continued)
Insurance — 8.1%
Aflac, Inc.	12,783	$700,636
Torchmark Corp.	7,684	687,411
Total Insurance		1,388,047
Media — 9.0%
FactSet Research Systems, Inc.(a)	2,834	812,111
Walt Disney Co. (The)	5,313	741,907
Total Media		1,554,018
Retail — 3.9%
Ross Stores, Inc.	6,853	679,269
Software — 13.2%
Broadridge Financial Solutions, Inc.	5,870	749,482
Cerner Corp.	10,988	805,420
Fiserv, Inc.*(a)	7,790	710,136
Total Software		2,265,038
Total Common Stocks (Cost $13,196,600)		17,107,606
MONEY MARKET FUND — 0.9%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.15%(b) (Cost $150,790)	150,790	150,790
Total Investments — 100.3% (Cost $13,347,390)		17,258,396
Liabilities in Excess of Other Assets — (0.3%)		(47,370)
Net Assets — 100.0%		$17,211,026

____________

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,223,688; the aggregate market value of the collateral held by the fund is $1,253,085. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,253,085.

(b)     Rate shown reflects the 7-day yield as of June 30, 2019.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$17,107,606	$—	$—	$17,107,606
Money Market Fund	150,790	—	—	150,790
Total	$17,258,396	$—	$—	$17,258,396

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	3.8%
Banks	7.4
Building Materials	3.4
Chemicals	7.3
Commercial Services	4.7
Computers	7.0
Diversified Financial Services	3.8
Food	11.2
Healthcare – Products	12.9
Household Products/Wares	3.7
Insurance	8.1
Media	9.0
Retail	3.9
Software	13.2
Money Market Fund	0.9
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF (Formerly known as AdvisorShares Madrona Global Bond ETF) Schedule of Investments June 30, 2019
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 99.7%
Debt Fund — 70.0%
Invesco Senior Loan ETF(a)	3,791	$85,904
iShares 0-5 Year High Yield Corporate Bond ETF	10,986	513,046
iShares 20+ Year Treasury Bond ETF(a)	3,917	520,217
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	43,905	1,195,533
SPDR Nuveen S&P High Yield Municipal Bond ETF	8,927	521,783
VanEck Vectors High-Yield Municipal Index ETF(a)	19,080	1,216,923
Total Debt Fund		4,053,406
Equity Fund — 29.7%
iShares Mortgage Real Estate ETF	40,700	1,716,726
Total Exchange Traded Funds (Cost $5,670,014)		5,770,132
MONEY MARKET FUND — 0.7%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.29%(b) (Cost $37,605)	37,605	37,605
REPURCHASE AGREEMENTS — 11.0%(c)
BNP Paribas Securities Corp., dated 06/28/19, due 07/01/19, 2.48%, total to be received $133,850, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.13%, 06/30/19 – 02/15/49, totaling $136,216)	$133,822	133,822
Daiwa Capital Markets America, dated 06/28/19, due 07/01/19, 2.53%, total to be received $250,053, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/05/19 – 09/09/49, totaling $254,149)	250,000	250,000
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $250,052, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $254,197)	$250,000	$250,000
Total Repurchase Agreements (Cost $633,822)		633,822
Total Investments — 111.4% (Cost $6,341,441)		6,441,559
Liabilities in Excess of Other Assets — (11.4%)		(656,892)
Net Assets — 100.0%		$5,784,667

____________

ETF — Exchange Traded Fund

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,138,218; the aggregate market value of the collateral held by the fund is $1,164,926. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $531,104.

(b)     Rate shown reflects the 7-day yield as of June 30, 2019.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF (Formerly known as AdvisorShares Madrona Global Bond ETF) Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,770,132	$—	$—	$5,770,132
Money Market Fund	37,605	—	—	37,605
Repurchase Agreements	—	633,822	—	633,822
Total	$5,807,737	$633,822	$—	$6,441,559

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	70.0%
Equity Fund	29.7
Money Market Fund	0.7
Repurchase Agreements	11.0
Total Investments	111.4
Liabilities in Excess of Other Assets	(11.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEW TECH AND MEDIA ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 82.4%
Advertising — 4.5%
Trade Desk, Inc. (The), Class A*(a)	2,871	$653,956
Biotechnology — 19.0%
Amarin Corp. PLC (Ireland)*(a)(b)	141,138	2,736,666
Internet — 36.4%
Alphabet, Inc., Class C*	51	55,127
Amazon.com, Inc.*	780	1,477,032
Facebook, Inc., Class A*	3,059	590,387
Netflix, Inc.*	1,712	628,852
Okta, Inc.*	5,073	626,566
Shopify, Inc., Class A (Canada)*	1,956	587,093
Zendesk, Inc.*	7,179	639,146
Zscaler, Inc.*(a)	8,614	660,177
Total Internet		5,264,380
Semiconductors — 4.1%
Advanced Micro Devices, Inc.*(a)	19,565	594,189
Software — 18.4%
Microsoft Corp.	3,685	493,642
MongoDB, Inc.*(a)	3,308	503,114
Slack Technologies, Inc., Class A*	17,608	660,300
Twilio, Inc., Class A*(a)	2,679	365,282
Zoom Video Communications, Inc., Class A*	7,179	637,423
Total Software		2,659,761
Total Common Stocks (Cost $11,649,166)		11,908,952
EXCHANGE TRADED FUND — 12.1%
Equity Fund — 12.1%
AdvisorShares Sabretooth ETF*†(a) (Cost $1,709,786)	64,896	1,752,192
MONEY MARKET FUND — 2.8%
Dreyfus Institutional Treasury and Agency Cash Advantage Fund, 2.27%(c) (Cost $408,887)	408,887	408,887
Investments	Principal	Value
REPURCHASE AGREEMENTS — 22.4%(d)
BofA Securities, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $755,718, (collateralized by various U.S. Government Agency Obligations, 3.30% – 4.50%, 06/01/46 – 07/01/49, totaling $768,532)	$755,561	$755,561
Citigroup Global Markets, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $755,718, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/02/19 – 01/20/63, totaling $767,800)	755,561	755,561
Daiwa Capital Markets America, dated 06/28/19, due 07/01/19, 2.53%, total to be received $755,720, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/05/19 – 09/09/49, totaling $768,101)	755,561	755,561
JP Morgan Securities LLC, dated 06/28/19, due 07/01/19, 2.53%, total to be received $223,824, (collateralized by various U.S. Government Agency Obligations, 0.88% – 1.75%, 07/31/19 – 06/30/22, totaling $226,962)	223,777	223,777
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $755,719, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $768,246)	755,561	755,561
Total Repurchase Agreements (Cost $3,246,021)		3,246,021
Total Investments — 119.7% (Cost $17,013,860)		17,316,052
Liabilities in Excess of Other Assets — (19.7%)		(2,859,767)
Net Assets — 100.0%		$14,456,285

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

*        Non-income producing security.

†        Affiliated Company.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEW TECH AND MEDIA ETF Schedule of Investments (continued) June 30, 2019

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $5,459,691; the aggregate market value of the collateral held by the fund is $5,598,498. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,352,477.

(b)     American Depositary Receipt.

(c)      Rate shown reflects the 7-day yield as of June 30, 2019.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$11,908,952	$—	$—	$11,908,952
Exchange Traded Fund	1,752,192	—	—	1,752,192
Money Market Fund	408,887	—	—	408,887
Repurchase Agreements	—	3,246,021	—	3,246,021
Total	$14,070,031	$3,246,021	$—	$17,316,052

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	4.5%
Biotechnology	19.0
Equity Fund	12.1
Internet	36.4
Semiconductors	4.1
Software	18.4
Money Market Fund	2.8
Repurchase Agreements	22.4
Total Investments	119.7
Liabilities in Excess of Other Assets	(19.7)
Net Assets	100.0%
Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2019 were as follows:

Affiliated Fund Name	Value at 6/30/2018	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2019	Value at 6/30/2019	Dividend Income
AdvisorShares Dorsey Wright Short ETF	$—	$2,506,000	$(2,495,073)	$(10,927)	$—	—	$—	$—
AdvsorShares Sabretooth ETF	—	9,316,461	(7,611,439)	4,764	42,406	64,896	1,752,192	—
Total	$—	$11,822,461	$(10,106,512)	$(6,163)	$42,406	64,896	$1,752,192	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments June 30, 2019
Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 33.1%
Commercial Mortgage Backed Securities — 4.2%
Access Point Funding I LLC, Class A, Series 2017-A, 3.06%, 04/15/29‡	$248,682	$248,570
Aventura Mall Trust, Class C, Series 2013-AVM, 3.87%, 12/05/32@‡*	250,000	253,687
Bayview Commercial Asset Trust, Class A2, Series 2006-2A, 2.68%, (1-Month USD LIBOR + 0.28%), 07/25/36@‡	157,667	152,460
BX Trust, Class B, Series 2018-GW, 3.41%, (1-Month USD LIBOR + 1.02%), 05/15/35@‡	700,000	700,492
Caesars Palace Las Vegas Trust, Class C, Series 2017-VICI, 4.14%, 10/15/34‡	445,000	465,050
Commercial Mortgage Lease-Backed Certificates, Class A3, Series 2001-CMLB, 7.47%, 06/20/31@‡*	460,000	474,649
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37@‡*	195,710	196,593
Sutherland Commercial Mortgage Loans, Class A, Series 2018-SBC7, 4.72%, 05/25/39@‡*	299,863	303,209
Velocity Commercial Capital Loan Trust, Class AFX, Series 2017-1, 3.00%, 05/25/47@‡*	114,582	114,185
Wells Fargo Commercial Mortgage Trust, Class A5, Series 2015-LC20, 3.18%, 04/15/50	255,000	264,323
Total Commercial Mortgage Backed Securities		3,173,218
Residential Mortgage Backed Securities — 28.9%
Ajax Mortgage Loan Trust, Class A, Series 2017-B, 3.16%, 09/25/56@‡*	243,372	245,656
Alternative Loan Trust, Class 1A1, Series 2004-22CB, 6.00%, 10/25/34	87,678	90,326
Angel Oak Mortgage Trust I LLC, Class A1, Series 2018-1, 3.26%, 04/27/48@‡*	165,177	166,431
Angel Oak Mortgage Trust I LLC, Class A1, Series 2018-2, 3.67%, 07/27/48@‡*	112,341	114,481
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49@‡*	147,060	149,580
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Asset Backed Funding Certificates Trust, Class A6, Series 2005-AQ1, 4.74%, 01/25/35	$50,827	$52,676
Banc of America Funding Trust, Class 5A1, Series 2004-A, 5.00%, 07/20/34@*	152,598	155,704
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	138,979	142,690
Bayview Financial Acquisition Trust, Class 1A2, Series 2007-A, 6.21%, 05/28/37	87,533	87,856
Bayview Koitere Fund Trust, Class A, Series 2017-RT4, 3.50%, 07/28/57@‡*	170,376	174,585
Bayview Opportunity Master Fund IVb Trust, Class A, Series 2017-SPL4, 3.50%, 01/28/55@‡*	344,163	351,448
Bear Stearns ALT-A Trust, Class 3A1, Series 2004-5, 4.65%, 06/25/34@*	224,425	231,894
Bear Stearns ARM Trust, Class 21A1, Series 2004-10, 4.56%, 01/25/35@*	502,186	515,140
Bunker Hill Loan Depositary Trust, Class A1, Series 2019-1, 3.61%, 10/26/48‡	151,311	155,125
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.85%, 09/25/34	164,352	166,930
Chase Home Lending Mortgage Trust, Class A4, Series 2019-ATR1, 4.00%, 04/25/49@‡*	462,540	472,176
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2014-A, 4.00%, 01/25/35@‡*	324,505	338,909
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2013-A, 3.00%, 05/25/42@‡*	665,939	658,657
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡*	181,643	186,686
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-A, 3.50%, 06/25/58@‡*	339,958	344,877
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2018-RP3, 3.25%, 03/25/61@‡*	337,630	345,022

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2018-RP1, 3.00%, 09/25/64@‡*	$176,646	$179,594
COLT Mortgage Loan Trust, Class A1, Series 2018-2, 3.47%, 07/27/48@‡*	175,833	176,928
COLT Mortgage Loan Trust, Class A1, Series 2019-1, 3.71%, 03/25/49@‡*	399,381	406,951
Corevest American Finance Trust, Class A, Series 2018-1, 3.80%, 06/15/51‡	290,976	301,364
Countrywide Asset-Backed Certificates, Class A3, Series 2004-S1, 5.12%, 02/25/35	170,252	172,142
Credit Suisse Commercial Mortgage Trust, Class A16, Series 2013-HYB1, 3.01%, 04/25/43@‡*	316,093	316,216
Credit Suisse Commercial Mortgage Trust, Class A2, Series 2014-IVR2, 3.76%, 04/25/44@‡*	422,987	425,234
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-AR8, 4.37%, 09/25/34@*	49,125	50,185
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Class 6A1, Series 2004-8, 4.50%, 12/25/19	23,583	23,561
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Class 5A1, Series 2003-AR30, 4.50%, 01/25/34@*	114,929	120,211
Deephaven Residential Mortgage Trust, Class A1, Series 2017-2A, 2.45%, 06/25/47@‡*	87,385	87,546
Deephaven Residential Mortgage Trust, Class A3, Series 2017-3A, 2.81%, 10/25/47@‡*	96,107	96,132
Deephaven Residential Mortgage Trust, Class A1, Series 2019-1A, 3.74%, 01/25/59@‡*	280,688	284,398
Ellington Financial Mortgage Trust, Class A1, Series 2017-1, 2.69%, 10/25/47@‡*	224,783	224,621
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56@‡*	519,938	526,504
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Galton Funding Mortgage Trust, Class A41, Series 2018-2, 4.50%, 10/25/58@‡*	$143,456	$147,635
GSAA Trust, Class AF4, Series 2005-1, 5.62%, 11/25/34	26,688	26,835
GSR Mortgage Loan Trust, Class 1A6, Series 2003-3F, 6.00%, 04/25/33	199,041	212,161
GSR Mortgage Loan Trust, Class 3A1, Series 2004-7, 4.09%, 06/25/34@*	187,012	187,117
Homeward Opportunities Fund I Trust, Class A1, Series 2018-1, 3.77%, 06/25/48@‡*	334,802	342,021
Homeward Opportunities Fund I Trust, Class A1, Series 2019-1, 3.45%, 01/25/59@‡*	337,551	342,887
JPMorgan Mortgage Trust, Class AM, Series 2014-2, 3.37%, 06/25/29@‡*	478,666	486,696
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡*	257,667	264,173
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 4.70%, 08/25/34@*	123,620	129,674
JPMorgan Mortgage Trust, Class 4A1, Series 2005-A2, 4.60%, 04/25/35@*	295,525	302,191
JPMorgan Mortgage Trust, Class AM1, Series 2015-1, 3.66%, 12/25/44@‡*	211,503	211,503
JPMorgan Mortgage Trust, Class A2, Series 2015-5, 3.34%, 05/25/45@‡*	420,515	421,427
LHOME Mortgage Trust, Class A1, Series 2019-RTL1, 4.58%, 10/25/23‡	315,000	323,219
MASTR Alternative Loan Trust, Class 6A1, Series 2004-4, 5.50%, 04/25/34	207,890	220,770
MASTR Alternative Loan Trust, Class 2A1, Series 2005-2, 6.00%, 01/25/35	146,424	156,298
MASTR Specialized Loan Trust, Class A2, Series 2005-3, 5.70%, 11/25/35‡	128,356	130,299
Merrill Lynch Mortgage Investors Trust, Class A1, Series 2004-A4, 4.35%, 08/25/34@*	403,519	408,404
Mill City Mortgage Loan Trust, Class A1, Series 2016-1, 2.50%, 04/25/57@‡*	391,166	391,785
National City Mortgage Capital Trust, Class 2A1, Series 2008-1, 6.00%, 03/25/38	107,905	112,672

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
New Residential Mortgage Loan Trust, Class A1, Series 2019-NQM1, 3.67%, 01/25/49@‡*	$105,717	$108,074
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54@‡*	130,907	133,738
New Residential Mortgage Loan Trust, Class A1, Series 2016-3A, 3.75%, 09/25/56@‡*	534,371	553,971
New Residential Mortgage Loan Trust, Class A1, Series 2016-4A, 3.75%, 11/25/56@‡*	354,248	367,624
OBX Trust, Class A3, Series 2019-INV1, 4.50%, 11/25/48@‡*	280,021	289,908
Pretium Mortgage Credit Partners I LLC, Class A1, Series 2018-NPL3, 4.13%, 08/25/33‡	177,148	178,794
PRPM LLC, Class A1, Series 2019-2A, 3.97%, 04/25/24‡	250,622	254,577
RASC Series Trust, Class AI6, Series 2004-KS2, 4.30%, 03/25/34@*	10,593	10,656
RCO V Mortgage LLC, Class A1, Series 2019-1, 3.72%, 05/24/24‡	203,129	205,068
Residential Mortgage Loan Trust, Class A1, Series 2019-1, 3.94%, 10/25/58@‡*	269,448	274,674
Starwood Waypoint Homes Trust, Class A, Series 2017-1, 3.34%, (1-Month USD LIBOR + 0.95%), 01/17/35@‡	491,150	491,228
Structured Adjustable Rate Mortgage Loan Trust, Class 6A, Series 2004-1, 4.74%, 02/25/34@*	211,884	216,085
Structured Adjustable Rate Mortgage Loan Trust, Class 3A1, Series 2004-4, 4.71%, 04/25/34@*	58,608	60,963
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 4.71%, 04/25/34@*	312,119	325,334
Structured Asset Securities Corp., Class 2A, Series 2003-37A, 4.53%, 12/25/33@*	134,230	137,831
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.21%, 02/25/34	$394,191	$414,697
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 4.82%, 11/25/33@*	160,172	163,214
Towd Point HE Trust, Class A1, Series 2019-HE1, 3.34%, (1-Month USD LIBOR + 0.90%), 04/25/48@‡	160,000	159,491
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55@‡*	250,000	257,062
Towd Point Mortgage Trust, Class A1, Series 2016-3, 2.25%, 04/25/56@‡*	315,839	314,794
Towd Point Mortgage Trust, Class A1, Series 2016-4, 2.25%, 07/25/56@‡*	359,473	358,333
Towd Point Mortgage Trust, Class A1, Series 2017-1, 2.75%, 10/25/56@‡*	211,547	212,915
Vericrest Opportunity Loan Trust, Class A1, Series 2019-NPL2, 3.97%, 02/25/49‡	217,520	220,107
Verus Securitization Trust, Class A1, Series 2017-1A, 2.85%, 01/25/47@‡*	78,581	78,910
Verus Securitization Trust, Class A1, Series 2018-1, 2.93%, 02/25/48@‡*	252,689	253,452
Verus Securitization Trust, Class A3, Series 2018-INV1, 4.05%, 03/25/58@‡*	77,788	79,396
Verus Securitization Trust, Class A1, Series 2018-3, 4.11%, 10/25/58@‡*	179,148	183,755
Verus Securitization Trust, Class A1, Series 2019-2, 3.21%, 04/25/59@‡*	197,509	199,310
Verus Securitization Trust, Class A1, Series 2019-INV1, 3.40%, 12/25/59@‡*	288,748	292,681
VOLT LXXI LLC, Class A1A, Series 2018-NPL7, 3.97%, 09/25/48‡	127,764	129,065
VOLT LXXV LLC, Class A1A, Series 2019-NPL1, 4.34%, 01/25/49‡	287,071	291,793

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
WaMu Mortgage Pass-Through Certificates Trust, Class A1, Series 2003-AR6, 4.72%, 06/25/33@*	$107,550	$111,233
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Class 2A1, Series 2003-AR4, 4.08%, 08/25/33@*	63,443	63,044
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2003-G, 4.55%, 06/25/33@*	14,360	14,849
Wells Fargo Mortgage Backed Securities Trust, Class 5A1, Series 2003-J, 4.62%, 10/25/33@*	98,978	102,616
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2003-J, 4.58%, 10/25/33@*	87,831	90,267
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-A, 5.01%, 02/25/34@*	160,850	168,175
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 4.99%, 07/25/34@*	155,633	160,367
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 4.94%, 07/25/34@*	48,331	50,476
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 4.86%, 10/25/34@*	214,174	218,986
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2004-Z, 4.97%, 12/25/34@*	46,107	47,439
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2005-14, 5.50%, 12/25/35	50,176	52,897
Total Residential Mortgage Backed Securities		21,654,052
Total Mortgage Backed Securities (Cost $24,597,325)		24,827,270
ASSET BACKED SECURITIES — 31.4%
ACC Trust, Class A, Series 2018-1, 3.70%, 12/21/20‡	115,062	115,241
ACC Trust, Class A, Series 2019-1, 3.75%, 05/20/22‡	260,769	263,444
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
American Credit Acceptance Receivables Trust, Class B, Series 2019-1, 3.32%, 04/12/23‡	$155,000	$156,909
American Credit Acceptance Receivables Trust, Class C, Series 2017-2, 2.86%, 06/12/23‡	368,617	368,660
American Credit Acceptance Receivables Trust, Class C, Series 2018-3, 3.75%, 10/15/24‡	415,000	419,503
American Credit Acceptance Receivables Trust, Class C, Series 2018-4, 3.97%, 01/13/25‡	380,000	387,825
American Credit Acceptance Receivables Trust, Class C, Series 2019-2, 3.17%, 06/12/25‡	205,000	206,818
AmeriCredit Automobile Receivables Trust, Class B, Series 2016-1, 2.30%, 03/08/21	111,652	111,639
AmeriCredit Automobile Receivables Trust, Class B, Series 2016-2, 2.21%, 05/10/21	105,169	105,135
AmeriCredit Automobile Receivables Trust, Class C, Series 2015-4, 2.88%, 07/08/21	634,177	634,880
AmeriCredit Automobile Receivables Trust, Class D, Series 2018-1, 3.82%, 03/18/24	285,000	293,311
Avid Automobile Receivables Trust, Class A, Series 2018-1, 2.84%, 08/15/23‡	214,058	213,811
AXIS Equipment Finance Receivables VI LLC, Class A2, Series 2018-2A, 3.89%, 07/20/22‡	370,000	375,947
BRE Grand Islander Timeshare Issuer LLC, Class A, Series 2017-1A, 2.94%, 05/25/29‡	347,694	349,475
BXG Receivables Note Trust, Class A, Series 2013-A, 3.01%, 12/04/28‡	76,627	76,326
BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	377,981	377,107
CarFinance Capital Auto Trust, Class B, Series 2015-1A, 2.91%, 06/15/21‡	120,645	120,645
Centre Point Funding LLC, Class 1, Series 2012-2A, 2.61%, 08/20/21‡	224,081	222,930

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Chrysler Capital Auto Receivables Trust, Class D, Series 2015-BA, 4.17%, 01/16/23‡	$635,000	$638,278
Conn’s Receivables Funding LLC, Class B, Series 2018-A, 4.65%, 01/15/23‡	211,961	213,521
Consumer Loan Underlying Bond Credit Trust, Class A, Series 2018-P2, 3.47%, 10/15/25‡	241,870	243,339
CPS Auto Receivables Trust, Class B, Series 2017-D, 2.43%, 01/18/22‡	305,000	304,728
Dell Equipment Finance Trust, Class A3, Series 2017-2, 2.19%, 10/24/22‡	615,000	614,397
DRB Prime Student Loan Trust, Class A3, Series 2015-D, 2.50%, 01/25/36‡	46,683	46,680
Drive Auto Receivables Trust, Class C, Series 2016-CA, 3.02%, 11/15/21‡	206,958	207,121
Drive Auto Receivables Trust, Class C, Series 2017-2, 2.75%, 09/15/23	452,277	452,575
Drive Auto Receivables Trust, Class C, Series 2019-3, 2.90%, 08/15/25	240,000	241,305
Drug Royalty II LP, Class A2, Series 2014-1, 3.48%, 07/15/23‡	42,674	42,650
DT Auto Owner Trust, Class C, Series 2018-3A, 3.79%, 07/15/24‡	280,000	285,740
DT Auto Owner Trust, Class C, Series 2019-1A, 3.61%, 11/15/24‡	210,000	213,768
Exeter Automobile Receivables Trust, Class B, Series 2017-1A, 3.00%, 12/15/21‡	263,893	264,460
Exeter Automobile Receivables Trust, Class B, Series 2017-2A, 2.82%, 05/16/22‡	676,131	676,738
Exeter Automobile Receivables Trust, Class B, Series 2017-3A, 2.81%, 09/15/22‡	270,000	271,107
Exeter Automobile Receivables Trust, Class C, Series 2018-1A, 3.03%, 01/17/23‡	465,000	468,527
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust, Class C, Series 2018-2A, 3.69%, 03/15/23‡	$445,000	$451,053
Exeter Automobile Receivables Trust, Class C, Series 2019-1A, 3.82%, 12/16/24‡	345,000	353,676
First Investors Auto Owner Trust, Class B, Series 2017-2A, 2.65%, 11/15/22‡	650,000	651,250
First Investors Auto Owner Trust, Class C, Series 2016-2A, 2.53%, 07/15/22‡	355,000	354,176
First Investors Auto Owner Trust, Class C, Series 2019-1A, 3.26%, 03/17/25‡	305,000	310,343
Flagship Credit Auto Trust, Class B, Series 2016-2, 3.84%, 09/15/22‡	185,000	186,025
Foundation Finance Trust, Class A, Series 2017-1A, 3.30%, 07/15/33‡	322,137	323,467
Foursight Capital Automobile Receivables Trust, Class A2, Series 2016-1, 2.87%, 10/15/21‡	128,867	128,977
Foursight Capital Automobile Receivables Trust, Class C, Series 2018-1, 3.68%, 08/15/23‡	445,000	454,818
GLS Auto Receivables Trust, Class B, Series 2017-1A, 2.98%, 12/15/21‡	770,000	771,595
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	119,022	119,082
Hertz Vehicle Financing II LP, Class A, Series 2016-4A, 2.65%, 07/25/22‡	295,000	295,297
Hyundai Auto Lease Securitization Trust, Class A2A, Series 2018-A, 2.55%, 08/17/20‡	227,103	227,112
Lendmark Funding Trust, Class A, Series 2018-2A, 4.23%, 04/20/27‡	390,000	405,052
Marlette Funding Trust, Class A, Series 2019-2A, 3.13%, 07/16/29‡	305,000	306,853
Marriott Vacation Club Owner Trust, Class A, Series 2012-1A, 2.51%, 05/20/30‡	208,282	208,844

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36‡	$245,000	$248,440
MVW Owner Trust, Class B, Series 2015-1A, 2.96%, 12/20/32‡	152,622	152,752
Nextgear Floorplan Master Owner Trust, Class A2, Series 2018-1A, 3.22%, 02/15/23‡	145,000	147,065
OneMain Direct Auto Receivables Trust, Class C, Series 2018-1A, 3.85%, 10/14/25‡	250,000	255,855
Oportun Funding IX LLC, Class A, Series 2018-B, 3.91%, 07/08/24‡	390,000	397,179
Orange Lake Timeshare Trust, Class A, Series 2015-AA, 2.88%, 09/08/27‡	162,907	163,436
Orange Lake Timeshare Trust, Class B, Series 2019-A, 3.36%, 04/09/38‡	238,191	241,759
Prosper Marketplace Issuance Trust, Class A, Series 2018-1A, 3.11%, 06/17/24‡	50,658	50,688
Prosper Marketplace Issuance Trust, Class A, Series 2019-3A, 3.19%, 07/15/25‡	190,000	191,108
Santander Drive Auto Receivables Trust, Class C, Series 2017-1, 2.58%, 05/16/22	650,000	649,950
Skopos Auto Receivables Trust, Class A, Series 2018-1A, 3.19%, 09/15/21‡	113,699	113,760
SLM Private Education Loan Trust, Class A2A, Series 2013-B, 1.85%, 06/17/30‡	62,017	61,940
SLM Private Education Loan Trust, Class A2A, Series 2013-C, 2.94%, 10/15/31‡	17,687	17,688
Sofi Consumer Loan Program LLC, Class A, Series 2016-3, 3.05%, 12/26/25‡	247,161	248,325
Sofi Consumer Loan Program LLC, Class A, Series 2017-1, 3.28%, 01/26/26‡	258,631	260,777
Sofi Consumer Loan Program Trust, Class A, Series 2019-3, 2.90%, 05/25/28‡	245,000	246,352
Sofi Consumer Loan Program Trust, Class A1, Series 2018-3, 3.20%, 08/25/27‡	287,309	288,275
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Sofi Consumer Loan Program Trust, Class A2, Series 2018-2, 3.35%, 04/26/27‡	$305,000	$308,156
Sofi Professional Loan Program LLC, Class A2A, Series 2017-C, 1.75%, 07/25/40‡	120,821	120,465
SoFi Professional Loan Program LLC, Class A1FX, Series 2017-B, 1.83%, 05/25/40‡	42,377	42,369
Tesla Auto Lease Trust, Class A, Series 2018-A, 2.32%, 12/20/19‡	112,021	111,977
Tesla Auto Lease Trust, Class B, Series 2018-B, 4.12%, 10/20/21‡	310,000	318,189
Tidewater Auto Receivables Trust, Class B, Series 2018-AA, 3.45%, 11/15/24‡	525,000	530,644
Tricolor Auto Securitization Trust, Class B, Series 2018-2A, 4.76%, 02/15/22‡	308,465	321,285
TRIP Rail Master Funding LLC, Class A1, Series 2017-1A, 2.71%, 08/15/47‡	424,188	424,441
United Auto Credit Securitization Trust, Class D, Series 2019-1, 3.47%, 08/12/24‡	205,000	206,824
Upstart Securitization Trust, Class A, Series 2019-1, 3.45%, 04/20/26‡	164,155	164,865
Upstart Securitization Trust, Class B, Series 2017-2, 3.75%, 03/20/25‡	298,542	299,268
US Auto Funding LLC, Class B, Series 2019-1A, 3.99%, 12/15/22‡	305,000	311,100
Welk Resorts LLC, Class A, Series 2015-AA, 2.79%, 06/16/31‡	187,573	187,640
Westgate Resorts LLC, Class A, Series 2016-1A, 3.50%, 12/20/28‡	168,426	169,129
Westgate Resorts LLC, Class A, Series 2018-1A, 3.38%, 12/20/31‡	377,157	381,297
Westlake Automobile Receivables Trust, Class C, Series 2018-3A, 3.61%, 10/16/23‡	380,000	385,640
Total Asset Backed Securities (Cost $23,356,862)		23,550,798

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
CORPORATE BONDS — 21.4%
Communication Services — 1.2%
AT&T, Inc., 3.62%, (3-Month USD LIBOR + 1.18%), 06/12/24@	$190,000	$192,524
Crown Castle International Corp., 4.88%, 04/15/22	230,000	244,617
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25‡	200,000	208,000
Verizon Communications, Inc., 3.62%, (3-Month USD LIBOR + 1.10%), 05/15/25@	267,000	270,655
Total Communication Services		915,796
Consumer Discretionary — 1.8%
Aptiv Corp., 4.15%, 03/15/24	215,000	226,457
Bunge Ltd. Finance Corp., 4.35%, 03/15/24	245,000	255,762
DR Horton, Inc., 4.75%, 02/15/23	265,000	279,505
Ford Motor Credit Co. LLC, 3.20%, 01/15/21	360,000	361,232
Sirius XM Radio, Inc., 4.63%, 07/15/24‡	45,000	46,160
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24	190,000	196,593
Total Consumer Discretionary		1,365,709
Consumer Staples — 1.6%
Altria Group, Inc., 3.49%, 02/14/22	18,000	18,519
Altria Group, Inc., 3.80%, 02/14/24	313,000	326,501
Altria Group, Inc., 4.40%, 02/14/26	30,000	32,127
Campbell Soup Co., 3.65%, 03/15/23	290,000	298,762
Conagra Brands, Inc., 4.30%, 05/01/24	200,000	212,308
CVS Health Corp., 3.17%, (3-Month USD LIBOR + 0.72%), 03/09/21@	80,000	80,379
CVS Health Corp., 3.70%, 03/09/23	247,000	255,606
Total Consumer Staples		1,224,202
Energy — 0.5%
Kinder Morgan, Inc., 5.63%, 11/15/23‡	355,000	393,316
Financials — 10.1%
Ares Capital Corp., 3.50%, 02/10/23	195,000	194,184
Investments	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
Aviation Capital Group LLC, 3.88%, 05/01/23‡	$306,000	$316,261
Bank of America Corp., 3.58%, (3-Month USD LIBOR + 1.00%), 04/24/23@	345,000	347,889
Bank of America Corp., 3.34%, (3-Month USD LIBOR + 0.77%), 02/05/26@	153,000	150,971
Bank of New York Mellon Corp. (The), Series E, 4.95%, (3-Month USD LIBOR + 3.42%)#@	360,000	365,756
Citigroup, Inc., 3.54%, (3-Month USD LIBOR + 0.96%), 04/25/22@	215,000	216,895
Citigroup, Inc., 3.57%, (3-Month USD LIBOR + 1.25%), 07/01/26@	275,000	277,182
Fs KKR Capital Corp., 4.25%, 01/15/20	202,000	202,585
Goldman Sachs Group, Inc. (The), 2.35%, 11/15/21	105,000	104,936
Goldman Sachs Group, Inc. (The), 3.00%, 04/26/22	330,000	333,238
Goldman Sachs Group, Inc. (The), 4.12%, (3-Month USD LIBOR + 1.60%), 11/29/23@	170,000	174,676
Goldman Sachs Group, Inc. (The), 3.69%, (3-Month USD LIBOR + 1.17%), 05/15/26@	270,000	266,448
Goldman Sachs Group, Inc. (The), 4.33%, (3-Month USD LIBOR + 1.75%), 10/28/27@	170,000	173,595
iStar, Inc., 6.00%, 04/01/22	235,000	241,462
JPMorgan Chase & Co., Series Z, 5.30%, (3-Month USD LIBOR + 3.80%)#@	430,000	435,068
JPMorgan Chase & Co., 3.48%, (3-Month USD LIBOR + 0.90%), 04/25/23@	255,000	256,313
Lincoln National Corp., 4.63%, (3-Month USD LIBOR + 2.04%), 04/20/67@	60,000	47,341
Morgan Stanley, 3.98%, (3-Month USD LIBOR + 1.40%), 10/24/23@	870,000	887,126
Navient Corp., 5.88%, 10/25/24	200,000	203,250
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43@	14,000	14,831

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
Santander Holdings USA, Inc., 3.70%, 03/28/22	$205,000	$210,049
Santander Holdings USA, Inc., Series FXD, 3.50%, 06/07/24	240,000	243,929
SBA Tower Trust, 2.88%, 07/09/21‡	780,000	782,389
SBA Tower Trust, 3.17%, 04/11/22‡	780,000	786,590
Synchrony Financial, 4.38%, 03/19/24(a)	315,000	330,070
Total Financials		7,563,034
Health Care — 1.4%
Becton Dickinson and Co., 2.89%, 06/06/22	397,000	402,541
Cigna Corp., 3.06%, (3-Month USD LIBOR + 0.65%), 09/17/21@‡	350,000	350,160
Mylan NV, 3.95%, 06/15/26	275,000	266,161
Total Health Care		1,018,862
Industrials — 1.7%
CNH Industrial Capital LLC, 4.20%, 01/15/24	280,000	291,622
Continental Airlines Class C-2 Pass-Through Trust, Series AMBC, 6.24%, 03/15/20	15,229	15,571
General Electric Co., Series D, 5.00%, (3-Month USD LIBOR + 3.33%)#@	175,000	169,046
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.13%, 08/01/23‡	250,000	263,079
TransDigm, Inc., 6.50%, 07/15/24	200,000	203,000
UAL Pass-Through Trust, Series 071A, 6.64%, 07/02/22	317,796	337,928
Total Industrials		1,280,246
Information Technology — 0.9%
Broadcom, Inc., 3.63%, 10/15/24‡	425,000	427,414
Dell International LLC/EMC Corp., 4.00%, 07/15/24‡	250,000	256,718
Motorola Solutions, Inc., 3.75%, 05/15/22	15,173	15,598
Total Information Technology		699,730
Materials — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.10%, (3-Month USD LIBOR + 3.50%), 07/15/21@‡	200,000	200,500
Investments	Principal	Value
CORPORATE BONDS (continued)
Real Estate — 0.5%
Hospitality Properties Trust, 4.65%, 03/15/24	$330,000	$339,785
Utilities — 1.4%
DPL, Inc., 4.35%, 04/15/29‡	250,000	254,704
NRG Energy, Inc., 3.75%, 06/15/24‡	204,000	209,767
PSEG Power LLC, 3.85%, 06/01/23	330,000	344,070
Vistra Operations Co. LLC, 3.55%, 07/15/24‡	235,000	236,649
Total Utilities		1,045,190
Total Corporate Bonds (Cost $15,789,281)		16,046,370
TERM LOANS — 5.8%
Aerospace — 0.2%
TransDigm, Inc., 4.83%, (3-Month USD LIBOR + 2.50%), 08/22/24@	166,613	163,419
Chemicals — 0.3%
Ineos US Finance LLC, 4.40%, (1-Month USD LIBOR + 2.00%), 04/01/24@	245,106	242,321
Energy — 0.5%
Medallion Midland Acquisition, LLC, 5.65%, (1-Month USD LIBOR + 3.25%), 10/30/24@	345,195	337,285
Financials — 0.3%
Delos Finance S.a.r.l., 4.08%, (3-Month USD LIBOR + 1.75%), 10/06/23@	182,500	182,490
Food and Drug — 0.3%
Albertson’s LLC, 5.40%, (1-Month USD LIBOR + 3.00%), 11/17/25@	200,839	200,086
Food/Tobacco — 0.4%
Aramark Servies, Inc., 4.08%, (3-Month USD LIBOR + 1.75%), 03/28/24@	275,167	274,823
Gaming/Leisure — 1.1%
Eldorado Resorts, Inc., 4.69%, (1-Month USD LIBOR + 2.25%), 04/17/24@	319,085	318,536
Seminole Tribe of Florida, 4.15%, (1-Month USD LIBOR + 1.75%), 07/08/24@	274,209	274,752

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
TERM LOANS (continued)
Gaming/Leisure (continued)
StationCasinos LLC, 4.91%, (1-Month USD LIBOR + 2.50%), 06/08/23@	$262,342	$261,597
Total Gaming/Leisure		854,885
Health Care — 0.4%
Valeant Pharmaceuticals International, Inc., 5.41%, (1-Month USD LIBOR + 3.00%), 06/02/25@	299,545	299,764
Media/Telecom – Broadcasting — 0.1%
Nexstar Media Group, Inc., 06/19/26@(b)	105,000	104,738
Media/Telecom – Cable/Wireless Video — 0.7%
CSC Holdings, LLC (fka CSC Holdings, Inc. (Cablevision)), 4.64%, (1-Month USD LIBOR + 2.25%), 07/17/25@	226,260	223,024
Virgin Media Bristol LLC, 4.89%, (1-Month USD LIBOR + 2.50%), 01/15/26@	320,000	319,200
Total Media/Telecom – Cable/Wireless Video		542,224
Media/Telecom – Diversified Media — 0.1%
Meredith Corp., 5.15%, (1-Month USD LIBOR + 2.75%), 01/31/25@	85,473	85,513
Media/Telecom – Telecommunications — 0.7%
CenturyLink, Inc., 5.15%, (1-Month USD LIBOR + 2.75%), 01/31/25@	255,480	250,017
Frontier Communications Corp., 6.16%, (1-Month USD LIBOR + 3.75%), 06/15/24@	295,477	290,430
Total Media/Telecom – Telecommunications		540,447
Media/Telecom – Wireless Communications — 0.1%
CommScope Holding Co., Inc., 5.65%, (1-Month USD LIBOR + 3.25%), 04/06/26@	65,000	64,902
Transportation – Automotive — 0.2%
Panther BF Aggregator 2 LP, 5.90%, (1-Month USD LIBOR + 3.50%), 04/30/26@	170,000	168,991
Utilities — 0.4%
Calpine Corp., 4.83%, (3-Month USD LIBOR + 2.50%), 01/15/24@	281,817	280,748
Total Term Loans (Cost $4,358,893)		4,342,636
Investments	Principal	Value
FOREIGN BONDS — 4.5%
Consumer Staples — 0.9%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.15%, 01/23/25	$368,000	$398,891
BAT Capital Corp. (United Kingdom), 2.76%, 08/15/22	255,000	255,483
Total Consumer Staples		654,374
Financials — 1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 4.50%, 05/15/21	250,000	257,884
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.95%, 02/01/22	150,000	154,384
Guanay Finance Ltd. (Chile), 6.00%, 12/15/20‡	326,071	331,778
Toronto-Dominion Bank (The) (Canada), 2.65%, 06/12/24	57,000	57,555
Total Financials		801,601
Health Care — 0.4%
Bayer US Finance II LLC (Germany), 2.98%, (3-Month USD LIBOR + 0.63%), 06/25/21@‡	310,000	308,022
Industrials — 1.0%
Avolon Holdings Funding Ltd. (Ireland), 3.95%, 07/01/24‡	304,000	311,852
Doric Nimrod Air Finance Alpha Ltd. Class A Pass-Through Trust, Series 2012-1A (Guernsey), 5.13%, 11/30/22‡	452,432	471,488
Total Industrials		783,340
Materials — 1.1%
ArcelorMittal (Luxembourg), 6.13%, 06/01/25	150,000	170,649
Glencore Funding LLC (Switzerland), 4.13%, 05/30/23‡	410,000	426,557
NOVA Chemicals Corp. (Canada), 5.00%, 05/01/25‡	200,000	209,750
Total Materials		806,956
Total Foreign Bonds (Cost $3,271,467)		3,354,293
See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal/ Shares	Value
MONEY MARKET FUND — 3.5%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 2.23%(c) (Cost $2,665,083)	2,665,083	$2,665,083
REPURCHASE AGREEMENTS — 0.4%(d)
BNP Paribas Securities Corp., dated 06/28/19, due 07/01/19, 2.48%, total to be received $250,052, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.13%, 06/30/19 – 02/15/49, totaling $254,472)	$250,000	250,000
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $73,660, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $74,881)	73,645	73,645
Total Repurchase Agreements (Cost $323,645)		323,645
Total Investments — 100.1% (Cost $74,362,556)		75,110,095
Liabilities in Excess of Other Assets — (0.1%)		(30,285)
Net Assets — 100.0%		$75,079,810

____________

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

#        Perpetual security with no stated maturity date.

@       Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2019.

*        Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

‡        Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $316,882; the aggregate market value of the collateral held by the fund is $323,645.

(b)     This loan will settle after June 30, 2019 at which time the interest rate will be determined.

(c)      Rate shown reflects the 7-day yield as of June 30, 2019.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$—	$24,827,270	$—	$24,827,270
Asset Backed Securities	—	23,550,798	—	23,550,798
Corporate Bonds	—	16,046,370	—	16,046,370
Term Loans	—	4,342,636	—	4,342,636
Foreign Bonds	—	3,354,293	—	3,354,293
Money Market Fund	2,665,083	—	—	2,665,083
Repurchase Agreements	—	323,645	—	323,645
Total	$2,665,083	$72,445,012	$—	$75,110,095

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace	0.2%
Asset Backed Securities	31.4
Chemicals	0.3
Commercial Mortgage Backed Securities	4.2
Communication Services	1.2
Consumer Discretionary	1.8
Consumer Staples	2.5
Energy	1.0
Financials	11.5
Food and Drug	0.3
Food/Tobacco	0.4
Gaming/Leisure	1.1
Health Care	2.2
Industrials	2.7
Information Technology	0.9
Materials	1.4
Media/Telecom – Broadcasting	0.1
Media/Telecom – Cable/Wireless Video	0.7
Media/Telecom – Diversified Media	0.1
Media/Telecom – Telecommunications	0.7
Media/Telecom – Wireless Communications	0.1
Real Estate	0.5
Residential Mortgage Backed Securities	28.9
Transportation – Automotive	0.2
Utilities	1.8
Money Market	3.5
Repurchase Agreements	0.4
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF Schedule of Investments June 30, 2019
Investments	Principal	Value
TERM LOANS — 84.9%
Aerospace/Defense — 1.4%
TransDigm, Inc., 4.83%, (3-Month USD LIBOR + 2.50%), 06/09/23@	$427,010	$419,872
Auto Manufacturers — 0.8%
Navistar, Inc., 5.91%, (1-Month USD LIBOR + 3.50%), 11/06/24@	246,875	246,682
Building Materials — 1.7%
Quikrete Holdings, Inc., 5.15%, (1-Month USD LIBOR + 2.75%), 11/15/23@	491,593	483,742
Chemicals — 2.5%
Solenis International LP, 6.52%, (3-Month USD LIBOR + 4.00%), 06/26/25@	247,500	244,901
Starfruit US Holdco LLC, 5.67%, (1-Month USD LIBOR + 3.25%), 10/01/25 (Netherlands)@	498,750	492,204
Total Chemicals		737,105
Coal — 0.8%
Arch Coal, Inc., 5.15%, (1-Month USD LIBOR + 2.75%), 03/07/24@	244,987	244,375
Commercial Services — 3.0%
Allied Universal Holdco LLC, 6.15%, (1-Month USD LIBOR + 3.75%), 07/28/22@	244,937	244,835
Allied Universal Holdco LLC, 6.65%, (1-Month USD LIBOR + 4.25%), 07/28/22@	248,750	248,790
Camelot Finance LP, 5.65%, (1-Month USD LIBOR + 3.25%), 10/03/23@	134,786	135,303
Garda World Security Corp., 6.02%, (3-Month USD LIBOR + 3.50%), 05/24/24 (Canada)@	244,987	243,813
Garda World Security Corp., 8.00%, (Prime + 2.50%), 05/24/24 (Canada)@	627	624
Total Commercial Services		873,365
Computers — 1.9%
McAfee LLC, 6.15%, (1-Month USD LIBOR + 3.75%), 09/30/24@	242,892	242,930
Western Digital Corp., 4.15%, (1-Month USD LIBOR + 1.75%), 05/01/23@	323,269	317,208
Total Computers		560,138
Investments	Principal	Value
TERM LOANS (continued)
Distribution/Wholesale — 2.7%
Spin Holdco, Inc., 5.85%, (3-Month USD LIBOR + 3.25%), 11/14/22@	$479,575	$470,883
Univar USA, Inc., 4.65%, (1-Month USD LIBOR + 2.25%), 07/01/24@	308,599	308,140
Total Distribution/Wholesale		779,023
Electric — 0.8%
Talen Energy Supply LLC, 6.40%, (1-Month USD LIBOR + 4.00%), 04/15/24@	244,702	244,970
Engineering & Construction — 1.6%
Brand Industrial Services, Inc., 6.58%, (3-Month USD LIBOR + 4.25%), 06/21/24@	2,532	2,452
Brand Industrial Services, Inc., 6.73%, (2-Month USD LIBOR + 4.25%), 06/21/24@	231,993	224,743
Brand Industrial Services, Inc., 6.84%, (3-Month USD LIBOR + 4.25%), 06/21/24@	261,678	253,501
Total Engineering & Construction		480,696
Entertainment — 4.4%
Cineworld Finance US, Inc., 4.65%, (1-Month USD LIBOR + 2.25%), 02/28/25@	308,282	303,674
Formula One Management Ltd., 4.90%, (1-Month USD LIBOR + 2.50%), 02/01/24 (United Kingdom)@	500,000	490,500
Scientific Games International, Inc., 5.15%, (1-Month USD LIBOR + 2.75%), 08/14/24@	96,300	94,969
Scientific Games International, Inc., 5.23%, (2-Month USD LIBOR + 2.75%), 08/14/24@	399,931	394,404
Total Entertainment		1,283,547
Food — 2.8%
Albertson’s LLC, 5.40%, (1-Month USD LIBOR + 3.00%), 06/22/23@	341,254	341,340
U.S. Foods, Inc., 4.40%, (1-Month USD LIBOR + 2.00%), 06/27/23@	478,845	476,180
Total Food		817,520
Hand/Machine Tools — 1.5%
Apex Tool Group LLC, 6.15%, (1-Month USD LIBOR + 3.75%), 02/01/22@	460,220	443,730

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
TERM LOANS (continued)
Healthcare – Products — 0.3%
Avantor, Inc., 5.44%, (1-Month USD LIBOR + 3.00%), 11/21/24@	$95,322	$95,829
Healthcare – Services — 4.2%
Air Medical Group Holdings, Inc., 5.64%, (1-Month USD LIBOR + 3.25%), 04/28/22@	244,994	231,432
HCA, Inc., 4.33%, (3-Month USD LIBOR + 2.00%), 03/13/25@	494,987	495,802
Jaguar Holding Co. II, 4.90%, (1-Month USD LIBOR + 2.50%), 08/18/22@	497,409	495,263
Total Healthcare – Services		1,222,497
Household Products/Wares — 1.0%
Prestige Brands, Inc., 4.40%, (1-Month USD LIBOR + 2.00%), 01/26/24@	295,232	294,199
Insurance — 2.1%
HUB International, Ltd., 5.59%, (3-Month USD LIBOR + 3.00%), 04/25/25@	247,500	241,748
USI, Inc., 5.33%, (3-Month USD LIBOR + 3.00%), 05/16/24@	393,000	383,841
Total Insurance		625,589
Internet — 3.4%
Uber Technologies, Inc., 5.90%, (1-Month USD LIBOR + 3.50%), 07/13/23@	486,250	486,503
Zayo Group LLC, 4.65%, (1-Month USD LIBOR + 2.25%), 01/19/24@	500,000	500,312
Total Internet		986,815
Leisure Time — 2.4%
BRP US, Inc., 4.40%, (1-Month USD LIBOR + 2.00%), 05/23/25 (Canada)@	244,405	241,503
ClubCorp Holdings, Inc., 5.08%, (3-Month USD LIBOR + 2.75%), 09/18/24@	489,634	456,280
Total Leisure Time		697,783
Lodging — 4.1%
Caesars Resort Collection LLC, 5.15%, (1-Month USD LIBOR + 2.75%), 12/23/24@	492,500	484,753
Hilton Worldwide Finance LLC, 4.15%, (1-Month USD LIBOR + 1.75%), 06/21/26@	461,991	462,779
Investments	Principal	Value
TERM LOANS (continued)
Lodging (continued)
Playa Resorts Holding BV, 5.15%, (1-Month USD LIBOR + 2.75%), 04/29/24@	$245,006	$235,389
Total Lodging		1,182,921
Machinery – Diversified — 2.3%
RBS Global, Inc., 4.40%, (1-Month USD LIBOR + 2.00%), 08/21/24@	188,251	188,298
Titan Acquisition Ltd., 5.40%, (1-Month USD LIBOR + 3.00%), 03/28/25 (Canada)@	496,231	475,072
Total Machinery – Diversified		663,370
Media — 1.7%
CSC Holdings LLC, 4.64%, (1-Month USD LIBOR + 2.25%), 07/17/25@	497,462	490,348
Miscellaneous Manufacturing — 1.0%
Gates Global LLC, 5.15%, (1-Month USD LIBOR + 2.75%), 04/01/24@	293,956	292,670
Packaging & Containers — 4.7%
Kloeckner Pentaplast of America, Inc., 6.65%, (1-Month USD LIBOR + 4.25%), 06/30/22 (Luxembourg)@	246,241	219,277
Plastipak Holdings, Inc., 4.90%, (1-Month USD LIBOR + 2.50%), 10/14/24@	245,625	244,167
Proampac PG Borrower LLC, 5.88%, (1-Month USD LIBOR + 3.50%), 11/20/23@	178,165	171,095
Proampac PG Borrower LLC, 6.02%, (3-Month USD LIBOR + 3.50%), 11/20/23@	106,668	102,435
Proampac PG Borrower LLC, 6.07%, (3-Month USD LIBOR + 3.50%), 11/20/23@	122,492	117,631
Proampac PG Borrower LLC, 6.08%, (3-Month USD LIBOR + 3.50%), 11/20/23@	80,174	76,993
Reynolds Group Holdings, Inc., 5.15%, (1-Month USD LIBOR + 2.75%), 02/06/23@	437,993	435,373
Total Packaging & Containers		1,366,971
Pharmaceuticals — 3.3%
NVA Holdings, Inc., 02/02/25(a)	498,744	498,534
Valeant Pharmaceuticals International, Inc., 5.41%, (1-Month USD LIBOR + 3.00%), 06/02/25@	453,837	454,168
Total Pharmaceuticals		952,702

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
TERM LOANS (continued)
Retail — 10.6%
1011778 BC ULC, 4.65%, (1-Month USD LIBOR + 2.25%), 02/16/24 (Canada)@	$365,347	$363,217
Bass Pro Group LLC, 7.40%, (1-Month USD LIBOR + 5.00%), 09/25/24@	496,225	475,031
CEC Entertainment, Inc., 5.65%, (1-Month USD LIBOR + 3.25%), 02/15/21@	477,330	474,645
GYP Holdings III Corp., 5.15%, (1-Month USD LIBOR + 2.75%), 06/02/25@	479,024	467,647
Michaels Stores, Inc., 4.90%, (1-Month USD LIBOR + 2.50%), 01/30/23@	442,315	429,601
NPC International, Inc., 5.94%, (1-Month USD LIBOR + 3.50%), 04/19/24@	250,000	202,812
PetSmart, Inc., 5.42%, (1-Month USD LIBOR + 3.00%), 03/11/22@	480,000	456,401
SRS Distribution, Inc., 5.65%, (1-Month USD LIBOR + 3.25%), 05/23/25@	248,125	238,510
Total Retail		3,107,864
Semiconductors — 0.6%
ON Semiconductor Corp., 4.15%, (1-Month USD LIBOR + 1.75%), 03/31/23@	178,350	176,294
Software — 9.1%
CCC Information Services, Inc., 5.16%, (1-Month USD LIBOR + 2.75%), 04/29/24@	245,614	242,912
Dun & Bradstreet Corp. (The), 7.40%, (1-Month USD LIBOR + 5.00%), 02/06/26@	500,000	500,782
First Data Corp., 4.40%, (1-Month USD LIBOR + 2.00%), 04/26/24@	500,000	500,000
Infor US, Inc., 5.08%, (3-Month USD LIBOR + 2.75%), 02/01/22@	423,638	423,223
Kronos, Inc., 5.58%, (1-Month USD LIBOR + 3.00%), 11/01/23@	493,875	493,414
Press Ganey Holdings, Inc., 10/23/23(a)	498,721	498,754
Total Software		2,659,085
Investments	Principal	Value
TERM LOANS (continued)
Telecommunications — 7.1%
Avaya, Inc., 6.65%, (1-Month USD LIBOR + 4.25%), 12/16/24@	$369,375	$354,138
Frontier Communications Corp., 6.16%, (1-Month USD LIBOR + 3.75%), 06/17/24@	245,000	240,815
Intelsat Jackson Holdings SA, 6.15%, (1-Month USD LIBOR + 3.75%), 11/27/23 (Luxembourg)@	500,000	495,548
Level 3 Parent LLC, 4.65%, (1-Month USD LIBOR + 2.25%), 02/22/24@	500,000	496,688
Telesat LLC, 4.83%, (3-Month USD LIBOR + 2.50%), 11/17/23 (Canada)@	496,231	491,477
Total Telecommunications		2,078,666
Trucking & Leasing — 1.1%
Avolon TLB Borrower 1 US LLC, 4.13%, (1-Month USD LIBOR + 1.75%), 01/15/25 (Ireland)@	317,025	317,058
Total Term Loans (Cost $25,050,806)		24,825,426
CORPORATE BONDS — 8.5%
Advertising — 0.5%
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.88%, 03/15/25	125,000	129,687
Commercial Services — 1.0%
Ahern Rentals, Inc., 7.38%, 05/15/23‡	250,000	223,125
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23‡	72,000	75,749
Total Commercial Services		298,874
Home Builders — 0.4%
Taylor Morrison Communities, Inc., 6.63%, 05/15/22	125,000	129,375
Media — 1.8%
CSC Holdings LLC, 6.63%, 10/15/25‡	250,000	268,125
Sirius XM Radio, Inc., 4.63%, 07/15/24‡	250,000	256,445
Total Media		524,570

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal/ Shares	Value
CORPORATE BONDS (continued)
Mining — 0.4%
Constellium NV, 5.75%, 05/15/24‡	$125,000	$128,750
Real Estate — 0.9%
Howard Hughes Corp. (The), 5.38%, 03/15/25‡	250,000	259,550
Retail — 1.3%
Golden Nugget, Inc., 6.75%, 10/15/24‡	250,000	258,125
Men’s Wearhouse, Inc. (The), 7.00%, 07/01/22(b)	125,000	120,938
Total Retail		379,063
Telecommunications — 1.8%
Sprint Communications, Inc., 6.00%, 11/15/22	250,000	261,250
T-Mobile USA, Inc., 6.38%, 03/01/25	250,000	260,250
Total Telecommunications		521,500
Toys/Games/Hobbies — 0.4%
Mattel, Inc., 2.35%, 08/15/21(b)	125,000	121,250
Total Corporate Bonds (Cost $2,462,264)		2,492,619
FOREIGN BONDS — 2.4%
Diversified Financial Services — 0.9%
Park Aerospace Holdings Ltd., 5.25%, 08/15/22 (Ireland)‡	250,000	264,575
Packaging & Containers — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 05/15/24 (Ireland)‡	200,000	211,500
Pharmaceuticals — 0.8%
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21 (Israel)	250,000	238,125
Total Foreign Bonds (Cost $692,445)		714,200
EXCHANGE TRADED FUND — 0.1%
Closed-End Funds — 0.1%
Eagle Point Credit Co., Inc.(b)
(Cost $33,494)	1,905	34,081
Investments	Principal/ Shares	Value
MONEY MARKET FUND — 8.2%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 2.23%(c) (Cost $2,383,662)	2,383,662	$2,383,662
REPURCHASE AGREEMENTS — 0.9%(d)
HSBC Securities USA, Inc., dated 06/28/19, due 07/01/19, 2.52%, total to be received $250,053, (collateralized by various U.S. Government Agency Obligations,2.00% – 6.50%, 04/01/21 – 06/01/49, totaling $254,236)	$250,000	250,000
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $12,083, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $12,283)	12,080	12,080
Total Repurchase Agreements (Cost $262,080)		262,080
Total Investments — 105.0% (Cost $30,884,751)		30,712,068
Liabilities in Excess of Other Assets — (5.0%)		(1,471,940)
Net Assets — 100.0%		$29,240,128

____________

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

@       Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2019.

‡        Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)      The loan will settle after June 30, 2019 at which time the interest rate will be determined.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $255,235; the aggregate market value of the collateral held by the fund is $262,080.

(c)      Rate shown reflects the 7-day yield as of June 30, 2019.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Term Loans	$—	$24,825,426	$—	$24,825,426
Corporate Bonds	—	2,492,619	—	2,492,619
Foreign Bonds	—	714,200	—	714,200
Exchange Traded Fund	34,081	—	—	34,081
Money Market Fund	2,383,662	—	—	2,383,662
Repurchase Agreements	—	262,080	—	262,080
Total	$2,417,743	$28,294,325	$—	$30,712,068

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.5%
Aerospace/Defense	1.4
Auto Manufacturers	0.8
Building Materials	1.7
Chemicals	2.5
Closed-End Funds	0.1
Coal	0.8
Commercial Services	4.0
Computers	1.9
Distribution/Wholesale	2.7
Diversified Financial Services	0.9
Electric	0.8
Engineering & Construction	1.6
Entertainment	4.4
Food	2.8
Hand/Machine Tools	1.5
Healthcare – Products	0.3
Healthcare – Services	4.2
Home Builders	0.4
Household Products/Wares	1.0
Insurance	2.1

SUMMARY OF SCHEDULE OF INVESTMENTS
(continued)

% of Net Assets
Internet	3.4%
Leisure Time	2.4
Lodging	4.1
Machinery – Diversified	2.3
Media	3.5
Mining	0.4
Miscellaneous Manufacturing	1.0
Packaging & Containers	5.4
Pharmaceuticals	4.1
Real Estate	0.9
Retail	11.9
Semiconductors	0.6
Software	9.1
Telecommunications	8.9
Toys/Games/Hobbies	0.4
Trucking & Leasing	1.1
Money Market Fund	8.2
Repurchase Agreements	0.9
Total Investments	105.0
Liabilities in Excess of Other Assets	(5.0)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 88.0%
Agriculture — 6.2%
Pyxus International, Inc.*(a)	63,440	$964,288
Village Farms International, Inc. (Canada)*	239,823	2,743,575
Total Agriculture		3,707,863
Biotechnology — 7.4%
Arena Pharmaceuticals, Inc.*(a)	36,266	2,126,276
Cara Therapeutics, Inc.*(a)	107,927	2,320,430
Total Biotechnology		4,446,706
Household Products/Wares — 1.2%
Greenlane Holdings, Inc., Class A*(a)	73,344	703,369
Investment Companies — 2.3%
Canopy Rivers, Inc. (Canada)*	552,076	1,347,712
Pharmaceuticals — 63.6%
Aleafia Health, Inc. (Canada)*(a)	2,027,858	2,048,420
Aphria, Inc. (Canada)*(a)	529,816	3,714,010
Aurora Cannabis, Inc. (Canada)*(a)	241,965	1,892,166
CannTrust Holdings, Inc. (Canada)*(a)	680,765	3,417,440
Canopy Growth Corp. (Canada)*(a)	67,600	2,724,956
Charlottes Web Holdings, Inc.*(a)	129,065	1,888,443
Corbus Pharmaceuticals Holdings, Inc.*(a)	214,756	1,488,259
Emerald Health Therapeutics, Inc. (Canada)*(a)	786,968	1,439,337
Green Organic Dutchman Holdings Ltd. (The) (Canada)*(a)	825,144	2,039,575
HEXO Corp. (Canada)*	555,092	2,953,090
Intec Pharma Ltd. (Israel)*(a)	262,611	1,139,732
Khiron Life Sciences Corp. (Canada)*	651,201	1,136,207
Neptune Wellness Solutions, Inc. (Canada)*(a)	460,057	2,001,248
Organigram Holdings, Inc. (Canada)*(a)	576,727	3,720,535
Supreme Cannabis Co., Inc. (The) (Canada)*(a)	1,033,072	1,233,283
Tilray, Inc., Class 2 (Canada)*(a)	43,150	2,009,064
WeedMD, Inc. (Canada)*	1,268,790	1,524,393
Investments	Shares/Principal	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Zynerba Pharmaceuticals, Inc.*(a)	120,128	$1,627,734
Total Pharmaceuticals		37,997,892
REITS — 7.3%
Innovative Industrial Properties, Inc.	35,463	4,381,808
Total Common Stocks (Cost $56,809,473)		52,585,350
MONEY MARKET FUND — 6.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.15%(b) (Cost $3,939,002)	3,939,002	3,939,002
REPURCHASE AGREEMENTS — 42.0%
BofA Securities, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $5,838,776, (collateralized by various U.S. Government Agency Obligations, 3.30% – 4.50%, 06/01/46 – 07/01/49, totaling $5,937,776)	$5,837,560	5,837,560
Citigroup Global Markets, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $5,838,776, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/02/19 – 01/20/63, totaling $5,932,118)	5,837,560	5,837,560
Daiwa Capital Markets America, dated 06/28/19, due 07/01/19, 2.53%, total to be received $5,838,791, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/05/19 – 09/09/49, totaling $5,934,443)	5,837,560	5,837,560
JP Morgan Securities LLC, dated 06/28/19, due 07/01/19, 2.53%, total to be received $1,729,231, (collateralized by various U.S. Government Agency Obligations, 0.88% – 1.75%, 07/31/19 – 06/30/22, totaling $1,753,471)	1,728,866	1,728,866

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $5,838,781, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $5,935,569)	$5,837,560	$5,837,560
Total Repurchase Agreements (Cost $25,079,106)		25,079,106
Total Investments — 136.6% (Cost $85,827,581)		81,603,458
Liabilities in Excess of Other Assets — (36.6%)		(21,841,464)
Net Assets — 100.0%		$59,761,994

____________

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $25,631,395; the aggregate market value of the collateral held by the fund is $26,536,584. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,457,478.

(b)     Rate shown reflects the 7-day yield as of June 30, 2019.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$52,585,350	$—	$—	$52,585,350
Money Market Fund	3,939,002	—	—	3,939,002
Repurchase Agreements	—	25,079,106	—	25,079,106
Swaps†	—	59,722	—	59,722
Total	$56,524,352	$25,138,828	$—	$81,663,180
Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(263,210)	$—	$(263,210)
Total	$—	$(263,210)	$—	$(263,210)

____________

†        Derivative instruments, including swap contracts and futures, are valued at the net unrealized gain (loss) on the instrument.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments (continued) June 30, 2019

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	6.2%
Biotechnology	7.4
Household Products/Wares	1.2
Investment Companies	2.3
Pharmaceuticals	63.6
REITS	7.3
Money Market Fund	6.6
Repurchase Agreements	42.0
Total Investments	136.6
Liabilities in Excess of Other Assets	(36.6)
Net Assets	100.0%

Total Return Swap contracts outstanding as of June 30, 2019:

Reference Entity	Number of Contracts	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/(Depreciation)
Cresco Labs ORD	108,100	1-month USD LIBOR + 1.00%	Quarterly	6/24/2020	$1,192,844	$1,111,268	$(81,576)
Curaleaf Holdings SUB VOT ORD	150,400	1-month USD LIBOR + 1.00%	Quarterly	6/24/2020	1,193,869	1,078,368	(115,501)
Green Thumb Industries SUB VOT ORD	112,600	1-month USD LIBOR + 1.00%	Quarterly	6/24/2020	1,217,556	1,254,646	37,090
GW Pharmaceuticals ADR ORD	7,500	1-month USD LIBOR + 1.00%	Quarterly	6/24/2020	1,337,531	1,292,925	(44,606)
Ianthus ORD	320,500	1-month USD LIBOR + 1.00%	Quarterly	6/24/2020	1,059,697	1,082,329	22,632
Trulieve Cannabis ORD	95,200	1-month USD LIBOR + 1.00%	Quarterly	6/24/2020	1,067,775	1,046,248	(21,527)
Net Unrealized Depreciation							$(203,488)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of June 30, 2019 cash in the amount of $3,220,000 has been segregated as collateral from the broker for Swap contracts.
See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
EXCHANGE TRADED FUND — 40.3%
Debt Fund — 40.3%
AdvisorShares Sage Core Reserves ETF†
(Cost $54,688,500)	550,000	$54,785,500
MONEY MARKET FUNDS — 46.4%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 2.29%(a)	41,333,112	41,333,112
Dreyfus Treasury Securities Cash Management, 2.10%(a)	3,778,072	3,778,072
Fidelity Institutional Money Market Government Portfolio – Class III, 2.00%(a)	17,334,173	17,334,173
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 2.19%(a)	500,000	500,000
Total Money Market Funds (Cost $62,945,357)		62,945,357
Total Investments Before Securities Sold, Not Yet Purchased (Cost $117,633,857)		117,730,857
Securities Sold, Not Yet Purchased — (98.9)%(b)
COMMON STOCKS — (98.9)%
Agriculture — (3.8)%
Altria Group, Inc.	(60,000)	(2,841,000)
Bunge Ltd.	(42,000)	(2,339,820)
Total Agriculture		(5,180,820)
Apparel — (3.7)%
Hanesbrands, Inc.	(122,000)	(2,100,840)
VF Corp.	(34,000)	(2,969,900)
Total Apparel		(5,070,740)
Auto Parts & Equipment — (1.4)%
Goodyear Tire & Rubber Co. (The)	(120,000)	(1,836,000)
Banks — (3.4)%
SVB Financial Group*	(10,000)	(2,245,900)
Webster Financial Corp.	(51,000)	(2,436,270)
Total Banks		(4,682,170)
Chemicals — (5.3)%
Albemarle Corp.	(40,000)	(2,816,400)
Chemours Co. (The)	(80,000)	(1,920,000)
Westlake Chemical Corp.	(35,000)	(2,431,100)
Total Chemicals		(7,167,500)
Investments	Shares	Value
COMMON STOCKS (continued)
Commercial Services — (2.0)%
Adtalem Global Education, Inc.*	(60,000)	$(2,703,000)
Computers — (2.8)%
Cubic Corp.	(34,000)	(2,192,320)
NetScout Systems, Inc.*	(61,000)	(1,548,790)
Total Computers		(3,741,110)
Distribution/Wholesale — (1.5)%
Watsco, Inc.	(12,500)	(2,044,125)
Diversified Financial Services — (1.7)%
Eaton Vance Corp.	(54,000)	(2,329,020)
Electronics — (1.4)%
KEMET Corp.	(100,000)	(1,881,000)
Engineering & Construction — (1.9)%
Fluor Corp.	(77,000)	(2,594,130)
Food — (1.8)%
Kellogg Co.	(46,000)	(2,464,220)
Hand/Machine Tools — (2.0)%
Snap-on, Inc.	(16,000)	(2,650,240)
Healthcare – Products — (1.8)%
Avanos Medical, Inc.*	(56,000)	(2,442,160)
Healthcare – Services — (2.8)%
Humana, Inc.	(9,000)	(2,387,700)
Molina Healthcare, Inc.*	(10,000)	(1,431,400)
Total Healthcare – Services		(3,819,100)
Home Builders — (1.7)%
Thor Industries, Inc.	(40,000)	(2,338,000)
Home Furnishings — (1.4)%
Dolby Laboratories, Inc., Class A	(30,000)	(1,938,000)
Household Products/Wares — (1.6)%
Spectrum Brands Holdings, Inc.	(40,000)	(2,150,800)
Housewares — (1.5)%
Tupperware Brands Corp.	(105,000)	(1,998,150)
Iron/Steel — (5.1)%
Commercial Metals Co.	(162,000)	(2,891,700)
United States Steel Corp.	(150,000)	(2,296,500)
Vale SA (Brazil)(c)	(125,000)	(1,680,000)
Total Iron/Steel		(6,868,200)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments (continued) June 30, 2019
Investments	Shares	Value
COMMON STOCKS (continued)
Leisure Time — (4.6)%
Brunswick Corp.	(75,000)	$(3,441,750)
Harley-Davidson, Inc.	(79,000)	(2,830,570)
Total Leisure Time		(6,272,320)
Lodging — (1.8)%
Hilton Grand Vacations, Inc.*	(75,000)	(2,386,500)
Machinery – Construction & Mining — (3.4)%
BWX Technologies, Inc.	(43,500)	(2,266,350)
Terex Corp.	(75,000)	(2,355,000)
Total Machinery – Construction & Mining		(4,621,350)
Machinery – Diversified — (7.7)%
Deere & Co.	(15,000)	(2,485,650)
GrafTech International Ltd.	(250,000)	(2,875,000)
Wabtec Corp.	(40,000)	(2,870,400)
Welbilt, Inc.*	(135,000)	(2,254,500)
Total Machinery – Diversified		(10,485,550)
Media — (1.4)%
Discovery, Inc., Class A*	(60,000)	(1,842,000)
Mining — (1.8)%
Alcoa Corp.*	(105,000)	(2,458,050)
Office/Business Equipment — (2.2)%
Canon, Inc. (Japan)(c)	(100,000)	(2,927,000)
Oil & Gas — (10.0)%
Callon Petroleum Co.*	(300,000)	(1,977,000)
China Petroleum & Chemical Corp. (China)(c)	(30,000)	(2,046,000)
Concho Resources, Inc.	(25,000)	(2,579,500)
HollyFrontier Corp.	(50,000)	(2,314,000)
Parsley Energy, Inc., Class A*	(150,000)	(2,851,500)
Whiting Petroleum Corp.*	(100,000)	(1,868,000)
Total Oil & Gas		(13,636,000)
Oil & Gas Services — (1.8)%
Baker Hughes, a GE Co.	(100,000)	(2,463,000)
Pharmaceuticals — (3.6)%
Phibro Animal Health Corp., Class A	(75,000)	(2,382,750)
Prestige Consumer Healthcare, Inc.*	(77,000)	(2,439,360)
Total Pharmaceuticals		(4,822,110)
Investments	Shares	Value
COMMON STOCKS (continued)
Pipelines — (1.3)%
Antero Midstream Corp.	(160,000)	$(1,833,600)
REITS — (1.8)%
Macerich Co. (The)	(75,000)	(2,511,750)
Software — (2.6)%
PTC, Inc.*	(40,000)	(3,590,400)
Telecommunications — (1.4)%
Loral Space & Communications, Inc.*	(56,000)	(1,932,560)
Transportation — (2.7)%
United Parcel Service, Inc., Class B	(36,000)	(3,717,720)
Trucking & Leasing — (2.2)%
Greenbrier Cos., Inc. (The)	(97,300)	(2,957,920)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(132,043,521)]		(134,356,315)
Total Investments — (12.2)%
(Cost $(14,409,664))		(16,625,458)
Other Assets in Excess of Liabilities — 112.2%		152,439,737
Net Assets — 100.0%		$135,814,279

____________

ETF — Exchange Traded Fund

REITS — Real Estate Investment Trusts

*        Non-income producing security.

†        Affiliated Company.

(a)      Rate shown reflects the 7-day yield as of June 30, 2019.

(b)     As of June 30, 2019 cash in the amount of $139,766,302 has been segregated as collateral from the broker for securities sold short.

(c)      American Depositary Receipt.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$54,785,500	$—	$—	$54,785,500
Money Market Funds	62,945,357	—	—	62,945,357
Total	$117,730,857	$—	$—	$117,730,857
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(134,356,315)	$—	$—	$(134,356,315)
Total	$(134,356,315)	$—	$—	$(134,356,315)
SUMMARY OF SCHEDULE OF INVESTMENTS
% of Net Assets
Agriculture	(3.8)%
Apparel	(3.7)
Auto Parts & Equipment	(1.4)
Banks	(3.4)
Chemicals	(5.3)
Commercial Services	(2.0)
Computers	(2.8)
Debt Fund	40.3
Distribution/Wholesale	(1.5)
Diversified Financial Services	(1.7)
Electronics	(1.4)
Engineering & Construction	(1.9)
Food	(1.8)
Hand/Machine Tools	(2.0)
Healthcare – Products	(1.8)
Healthcare – Services	(2.8)
Home Builders	(1.7)
Home Furnishings	(1.4)
Household Products/Wares	(1.6)
Housewares	(1.5)
Iron/Steel	(5.1)
SUMMARY OF SCHEDULE OF INVESTMENTS (continued)
% of Net Assets
Leisure Time	(4.6)%
Lodging	(1.8)
Machinery – Construction & Mining	(3.4)
Machinery – Diversified	(7.7)
Media	(1.4)
Mining	(1.8)
Office/Business Equipment	(2.2)
Oil & Gas	(10.0)
Oil & Gas Services	(1.8)
Pharmaceuticals	(3.6)
Pipelines	(1.3)
REITS	(1.8)
Software	(2.6)
Telecommunications	(1.4)
Transportation	(2.7)
Trucking & Leasing	(2.2)
Money Market Funds	46.4
Total Investments	(12.2)
Other Assets in Excess of Liabilities	112.2
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2019 were as follows:

Affiliated Fund Name	Value at 6/30/2018	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2019	Value at 6/30/2019	Dividend Income
AdvisorShares Sage Core Reserves ETF	$44,635,500	$9,945,000	$—	$—	$205,000	550,000	$54,785,500	$1,211,079

See accompanying Notes to Financial Statements.

ADVISORSHARES SABRETOOTH ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 98.3%
Banks — 6.1%
Goldman Sachs Group, Inc. (The)	392	$80,203
JPMorgan Chase & Co.	755	84,409
Total Banks		164,612
Commercial Services — 8.7%
PayPal Holdings, Inc.*	847	96,947
Square, Inc., Class A*(a)	1,074	77,897
StoneCo Ltd., Class A (Brazil)*	2,022	59,811
Total Commercial Services		234,655
Computers — 3.8%
CrowdStrike Holdings, Inc., Class A*	931	63,578
Nutanix, Inc., Class A*	1,482	38,443
Total Computers		102,021
Diversified Financial Services — 13.7%
American Express Co.	755	93,197
Mastercard, Inc., Class A	364	96,289
Nasdaq, Inc.	891	85,688
Visa, Inc., Class A	548	95,105
Total Diversified Financial Services		370,279
Internet — 22.2%
Alibaba Group Holding Ltd. (China)*(b)	456	77,269
Alphabet, Inc., Class C*	68	73,502
Amazon.com, Inc.*	64	121,192
F5 Networks, Inc.*	480	69,903
Facebook, Inc., Class A*	200	38,600
Okta, Inc.*	955	117,952
Zendesk, Inc.*	1,138	101,316
Total Internet		599,734
REITS — 3.3%
Equinix, Inc.	176	88,755
Software — 37.1%
Adobe, Inc.*	309	91,047
Alteryx, Inc., Class A*(a)	1,106	120,687
Microsoft Corp.	728	97,523
MongoDB, Inc.*(a)	807	122,736
New Relic, Inc.*	739	63,931
salesforce.com, Inc.*	492	74,651
ServiceNow, Inc.*	340	93,354
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Software (continued)
Splunk, Inc.*	604	$75,953
Twilio, Inc., Class A*(a)	688	93,809
VMware, Inc., Class A	500	83,605
Workday, Inc., Class A*	412	84,699
Total Software		1,001,995
Telecommunications — 3.4%
Arista Networks, Inc.*	348	90,348
Total Common Stocks (Cost $2,585,291)		2,652,399
REPURCHASE AGREEMENT — 0.0%**(c)
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 0.00%, total to be received $65, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $66) (Cost $65)	$65	65
Total Investments — 98.3% (Cost $2,585,356)		2,652,464
Other Assets in Excess of Liabilities — 1.7%		45,927
Net Assets — 100.0%		$2,698,391

____________

REITS — Real Estate Investment Trusts

*        Non-income producing security.

**       Less than 0.05%.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $287,268; the aggregate market value of the collateral held by the fund is $293,486. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $293,421.

(b)     American Depositary Receipt.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES SABRETOOTH ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,652,399	$—	$—	$2,652,399
Repurchase Agreement	—	65	—	65
Total	$2,652,399	$65	$—	$2,652,464

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	6.1%
Commercial Services	8.7
Computers	3.8
Diversified Financial Services	13.7
Internet	22.2
REITS	3.3
Software	37.1
Telecommunications	3.4
Repurchase Agreement	0.0 **
Total Investments	98.3
Other Assets in Excess of Liabilities	1.7
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments June 30, 2019
Investments	Principal	Value
CORPORATE BONDS — 60.6%
Aerospace/Defense — 1.7%
Spirit AeroSystems, Inc., 3.21%, (3-Month USD LIBOR + 0.80%), 06/15/21@	$639,000	$634,964
United Technologies Corp., 1.50%, 11/01/19	570,000	568,149
Total Aerospace/Defense		1,203,113
Auto Manufacturers — 1.2%
General Motors Co., 3.37%, (3-Month USD LIBOR + 0.80%), 08/07/20@	517,000	517,751
General Motors Financial Co., Inc., 2.65%, 04/13/20	345,000	344,957
Total Auto Manufacturers		862,708
Banks — 12.2%
Bank of America Corp., Series L, 2.25%, 04/21/20	1,395,000	1,394,971
Bank of New York Mellon Corp. (The), Series G, 2.15%, 02/24/20	940,000	939,054
Branch Banking & Trust Co., 3.05%, (3-Month USD LIBOR + 0.45%), 01/15/20@	475,000	475,845
Branch Banking & Trust Co., Series BKNT, 2.74%, (3-Month USD LIBOR + 0.22%), 06/01/20@	400,000	400,386
Citigroup, Inc., 2.40%, 02/18/20	315,000	315,048
Citigroup, Inc., 3.52%, (3-Month USD LIBOR + 1.07%), 12/08/21@	770,000	778,495
Goldman Sachs Group, Inc. (The), Series GMTN, 5.38%, 03/15/20	1,495,000	1,526,095
Goldman Sachs Group, Inc. (The), Series FRN, 4.29%, (3-Month USD LIBOR + 1.77%), 02/25/21@	1,065,000	1,089,301
JPMorgan Chase & Co., 4.00%, (3-Month USD LIBOR + 1.48%), 03/01/21@	630,000	641,341
Manufacturers & Traders Trust Co., Series BKNT, 2.85%, (3-Month USD LIBOR + 0.27%), 01/25/21@	520,000	519,193
Morgan Stanley, 2.80%, 06/16/20	695,000	698,350
Total Banks		8,778,079
Beverages — 0.9%
Constellation Brands, Inc., 2.00%, 11/07/19	650,000	648,616
Investments	Principal	Value
CORPORATE BONDS (continued)
Building Materials — 1.5%
Vulcan Materials Co., 3.01%, (3-Month USD LIBOR + 0.60%), 06/15/20@	$430,000	$430,112
Vulcan Materials Co., 3.17%, (3-Month USD LIBOR + 0.65%), 03/01/21@	625,000	625,683
Total Building Materials		1,055,795
Chemicals — 0.5%
Eastman Chemical Co., 2.70%, 01/15/20	129,000	128,975
Monsanto Co., 2.13%, 07/15/19	264,000	263,893
Total Chemicals		392,868
Commercial Services — 1.5%
Equifax, Inc., 3.39%, (3-Month USD LIBOR + 0.87%), 08/15/21@	570,000	568,709
Equifax, Inc., 3.60%, 08/15/21	515,000	525,054
Total Commercial Services		1,093,763
Computers — 4.0%
EMC Corp., 2.65%, 06/01/20	1,445,000	1,437,325
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	1,419,000	1,437,950
Total Computers		2,875,275
Diversified Financial Services — 5.9%
Air Lease Corp., 2.13%, 01/15/20	1,035,000	1,032,653
American Express Credit Corp., Series GMTN, 2.25%, 08/15/19	420,000	419,913
American Express Credit Corp., Series MTN, 2.20%, 03/03/20	345,000	344,711
American Express Credit Corp., Series F, 3.48%, (3-Month USD LIBOR + 1.05%), 09/14/20@	540,000	544,972
Capital One Financial Corp., 2.50%, 05/12/20	695,000	695,827
Charles Schwab Corp. (The), 2.84%, (3-Month USD LIBOR + 0.32%), 05/21/21@	500,000	500,805
Jefferies Group LLC, 8.50%, 07/15/19	520,000	521,104
Synchrony Financial, 2.70%, 02/03/20	195,000	195,041
Total Diversified Financial Services		4,255,026

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
CORPORATE BONDS (continued)
Electric — 1.1%
Exelon Generation Co. LLC, 2.95%, 01/15/20	$153,000	$153,187
Florida Power & Light Co., 2.97%, (3-Month USD LIBOR + 0.40%), 05/06/22@	627,000	627,315
Total Electric		780,502
Food — 3.5%
General Mills, Inc., 2.20%, 10/21/19	673,000	672,168
JM Smucker Co. (The), 2.50%, 03/15/20	660,000	659,988
Kraft Heinz Foods Co., 2.98%, (3-Month USD LIBOR + 0.42%), 08/09/19@	525,000	525,104
Tyson Foods, Inc., 3.07%, (3-Month USD LIBOR + 0.55%), 06/02/20@(a)	692,000	692,811
Total Food		2,550,071
Healthcare – Products — 2.6%
Becton Dickinson and Co., 3.19%, (3-Month USD LIBOR + 0.88%), 12/29/20@	367,000	367,060
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/20	1,080,000	1,081,484
Zimmer Biomet Holdings, Inc., 3.17%, (3-Month USD LIBOR + 0.75%), 03/19/21@	390,000	389,714
Total Healthcare – Products		1,838,258
Healthcare – Services — 2.5%
Anthem, Inc., 2.25%, 08/15/19	629,000	628,786
HCA, Inc., 6.50%, 02/15/20	925,000	946,347
Humana, Inc., 2.63%, 10/01/19	260,000	260,099
Total Healthcare – Services		1,835,232
Home Builders — 1.0%
D.R. Horton, Inc., 4.00%, 02/15/20	280,000	282,036
KB Home, 8.00%, 03/15/20	390,000	403,728
Total Home Builders		685,764
Internet — 0.8%
eBay, Inc., 2.20%, 08/01/19	522,000	521,838
Expedia Group, Inc., 5.95%, 08/15/20	60,000	62,174
Total Internet		584,012
Media — 0.4%
NBCUniversal Media LLC, 5.15%, 04/30/20	308,000	315,066
Investments	Principal	Value
CORPORATE BONDS (continued)
Oil & Gas — 0.3%
Phillips 66, 3.12%, (3-Month USD LIBOR + 0.60%), 02/26/21@	$200,000	$200,008
Pharmaceuticals — 1.6%
Allergan Funding SCS, 3.69%, (3-Month USD LIBOR + 1.26%), 03/12/20@	855,000	860,642
Allergan Funding SCS, 3.00%, 03/12/20	323,000	324,008
Total Pharmaceuticals		1,184,650
Pipelines — 6.6%
Buckeye Partners LP, 4.88%, 02/01/21	890,000	904,534
Enbridge Energy Partners LP, 5.20%, 03/15/20	790,000	803,770
Energy Transfer Operating LP, 7.50%, 10/15/20	1,365,000	1,448,316
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19‡	537,000	542,184
NuStar Logistics LP, 6.75%, 02/01/21	400,000	420,000
Williams Cos., Inc. (The), 5.25%, 03/15/20	665,000	677,429
Total Pipelines		4,796,233
REITS — 5.4%
Alexandria Real Estate Equities, Inc., 2.75%, 01/15/20	675,000	675,357
American Campus Communities Operating Partnership LP, 3.35%, 10/01/20	1,425,000	1,440,393
ERP Operating LP, 2.38%, 07/01/19	740,000	740,000
Liberty Property LP, 4.75%, 10/01/20	635,000	649,648
Ventas Realty LP / Ventas Capital Corp., 2.70%, 04/01/20	385,000	385,539
Total REITS		3,890,937
Retail — 2.5%
Dollar Tree, Inc., 3.29%, (3-Month USD LIBOR + 0.70%), 04/17/20@	270,000	270,032
Penske Automotive Group, Inc., 3.75%, 08/15/20	800,000	804,000
Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	744,000	744,164
Total Retail		1,818,196
See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
CORPORATE BONDS (continued)
Telecommunications — 2.5%
AT&T, Inc., 3.26%, (3-Month USD LIBOR + 0.93%), 06/30/20@	$636,000	$640,585
AT&T, Inc., 3.55%, (3-Month USD LIBOR + 0.95%), 07/15/21@	785,000	792,114
Juniper Networks, Inc., 3.30%, 06/15/20	400,000	402,416
Total Telecommunications		1,835,115
Trucking & Leasing — 0.4%
Aviation Capital Group LLC, 3.25%, (3-Month USD LIBOR + 0.67%), 07/30/21@‡	270,000	269,167
Total Corporate Bonds (Cost $43,623,161)		43,748,454
ASSET BACKED SECURITIES — 13.9%
Diversified Financial Services — 13.9%
Ally Auto Receivables Trust, Class B, Series 2016-2, 2.15%, 04/15/21	1,000,000	999,089
Cabela’s Credit Card Master Note Trust, Class A2, Series 2015-1A, 2.93%, (1-Month USD LIBOR + 0.54%), 03/15/23@	285,000	285,708
CarMax Auto Owner Trust, Class A3, Series 2015-4, 1.56%, 11/16/20	1,930	1,929
CarMax Auto Owner Trust, Class A3, Series 2016-3, 1.39%, 05/17/21	704,031	702,575
Citibank Credit Card Issuance Trust, Class A3, Series 2017-A3, 1.92%, 04/07/22	1,445,000	1,442,125
Citibank Credit Card Issuance Trust, Class A6, Series 2014-A6, 2.15%, 07/15/21	645,000	644,934
Ford Credit Auto Owner Trust, Class A2B, Series 2017-C, 2.51%, (1-Month USD LIBOR + 0.12%), 09/15/20@	23,143	23,170
Ford Credit Floorplan Master Owner Trust A, Class A1, Series 2016-5, 1.95%, 11/15/21	640,000	638,953
Honda Auto Receivables Owner Trust, Class A3, Series 2017-1, 1.72%, 07/21/21	366,633	365,579
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Honda Auto Receivables Owner Trust, Class A3, Series 2016-4, 1.21%, 12/18/20	$485,236	$483,412
Hyundai Auto Receivables Trust, Class A3, Series 2016-A, 1.56%, 09/15/20	74,331	74,301
Nissan Auto Receivables Owner Trust, Class A3, Series 2016-A, 1.34%, 10/15/20	64,904	64,830
Nissan Auto Receivables Owner Trust, Class A3, Series 2016-C, 1.18%, 01/15/21	481,480	479,804
Synchrony Credit Card Master Note Trust, Class A, Series 2015-1, 2.37%, 03/15/23	665,000	665,171
Tesla Auto Lease Trust, Class A, Series 2018-A, 2.32%, 12/20/19‡	60,011	59,988
Toyota Auto Receivables Owner Trust, Class A2B, Series 2017-C, 2.47%, (1-Month USD LIBOR + 0.08%), 07/15/20@	15,552	15,551
Toyota Auto Receivables Owner Trust, Class A3, Series 2016-D, 1.23%, 10/15/20	412,432	411,531
Verizon Owner Trust, Class A, Series 2016-1A, 1.42%, 01/20/21‡	135,527	135,582
Verizon Owner Trust, Class A, Series 2017-2A, 1.92%, 12/20/21‡	1,310,000	1,307,521
World Omni Auto Receivables Trust, Class A3, Series 2016-A, 1.77%, 09/15/21	296,930	296,325
World Omni Auto Receivables Trust, Class A2, Series 2018-C, 2.80%, 01/18/22	934,674	936,529
Total Asset Backed Securities (Cost $10,026,020)		10,034,607
FOREIGN BONDS — 10.5%
Banks — 5.4%
Barclays Bank PLC, Series GMTN, 3.12%, (3-Month USD LIBOR + 0.55%), 08/07/19 (United Kingdom)@	420,000	420,114
Barclays Bank PLC, 5.14%, 10/14/20 (United Kingdom)	395,000	406,298

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
FOREIGN BONDS (continued)
Banks (continued)
Credit Suisse AG, 5.40%, 01/14/20 (Switzerland)	$1,980,000	$2,009,185
HSBC Holdings PLC, 3.12%, (3-Month USD LIBOR + 0.60%), 05/18/21 (United Kingdom)@	260,000	260,247
Sumitomo Mitsui Financial Group, Inc., 4.13%, (3-Month USD LIBOR + 1.68%), 03/09/21 (Japan)@	615,000	627,869
Toronto-Dominion Bank (The), 2.73%, (3-Month USD LIBOR + 0.15%), 10/24/19 (Canada)@	150,000	150,070
Total Banks		3,873,783
Diversified Financial Services — 1.9%
Nomura Holdings, Inc., 6.70%, 03/04/20 (Japan)	1,326,000	1,363,571
Oil & Gas — 1.0%
Petroleos Mexicanos, 6.00%, 03/05/20 (Mexico)	700,000	709,625
Pharmaceuticals — 1.4%
Bayer US Finance II LLC, 2.98%, (3-Month USD LIBOR + 0.63%), 06/25/21 (Germany)@‡	260,000	258,341
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20 (Israel)	775,000	770,156
Total Pharmaceuticals		1,028,497
Retail — 0.1%
Alimentation Couche-Tard, Inc., 2.95%, (3-Month USD LIBOR + 0.50%), 12/13/19 (Canada)@‡	102,000	102,029
Semiconductors — 0.7%
NXP BV/NXP Funding LLC, 4.13%, 06/15/20 (Netherlands)‡	530,000	535,888
Total Foreign Bonds (Cost $7,594,341)		7,613,393
Investments	Shares/ Principal	Value
U.S. TREASURY NOTES — 10.1%
U.S. Treasury Note, 1.00%, 11/15/19(a)	$3,630,000	$3,614,828
U.S. Treasury Note, 1.38%, 12/15/19(a)	1,015,000	1,011,828
U.S. Treasury Note, 1.38%, 05/31/20	2,695,000	2,679,630
Total U.S. Treasury Notes (Cost $7,304,540)		7,306,286
MORTGAGE BACKED SECURITIES — 2.0%
Commercial Mortgage Backed Securities — 2.0%
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2017-C05, 2.95%, (1-Month USD LIBOR + 0.55%), 01/25/30@	136,480	136,438
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2018-C05, 3.12%, (1-Month USD LIBOR + 0.72%), 01/25/31@	255,444	255,612
Freddie Mac REMICS, Class ED, Series 2010-3645, 2.50%, 12/15/20	37,305	37,181
Freddie Mac Structured Agency Credit Risk Debt Notes, Class M1, Series 2018-DNA1, 2.85%, (1-Month USD LIBOR + 0.45%), 07/25/30@	443,583	442,837
Freddie Mac Structured Agency Credit Risk Debt Notes, Class M1, Series 2018-HQA1, 3.10%, (1-Month USD LIBOR + 0.70%), 09/25/30@	556,694	557,079
Total Mortgage Backed Securities (Cost $1,430,595)		1,429,147
MONEY MARKET FUND — 2.0%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 2.23%(b) (Cost $1,443,094)	1,443,094	1,443,094

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
REPURCHASE AGREEMENTS — 6.8%(c)
BNP Paribas Securities Corp., dated 06/28/19, due 07/01/19, 2.49%, total to be received $1,146,594, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.75%, 07/18/19 – 09/09/49, totaling $1,164,601)	$1,146,356	$1,146,356
Citigroup Global Markets, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $1,146,595, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.50%, 07/02/19 – 01/20/63, totaling $1,164,925)	1,146,356	1,146,356
Daiwa Capital Markets America, dated 06/28/19, due 07/01/19, 2.53%, total to be received $1,146,598, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/05/19 – 09/09/49, totaling $1,165,381)	1,146,356	1,146,356
JP Morgan Securities LLC, dated 06/28/19, due 07/01/19, 2.53%, total to be received $337,292, (collateralized by various U.S. Government Agency Obligations, 0.88% – 1.75%, 07/31/19 – 06/30/22, totaling $342,020)	337,221	337,221
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $1,146,596, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/18/19 – 09/09/49, totaling $1,165,603)	1,146,356	1,146,356
Total Repurchase Agreements (Cost $4,922,645)		4,922,645
Total Investments — 105.9% (Cost $76,344,396)		76,497,626
Liabilities in Excess of Other Assets — (5.9%)		(4,257,498)
Net Assets — 100.0%		$72,240,128

____________

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

@       Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2019.

‡        Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,820,878; the aggregate market value of the collateral held by the fund is $4,922,645.

(b)     Rate shown reflects the 7-day yield as of June 30, 2019.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$43,748,454	$—	$43,748,454
Asset Backed Securities	—	10,034,607	—	10,034,607
Foreign Bonds	—	7,613,393	—	7,613,393
U.S. Treasury Notes	—	7,306,286	—	7,306,286
Mortgage Backed Securities	—	1,429,147	—	1,429,147
Money Market Fund	1,443,094	—	—	1,443,094
Repurchase Agreements	—	4,922,645	—	4,922,645
Total	$1,443,094	$75,054,532	$—	$76,497,626
SUMMARY OF SCHEDULE OF INVESTMENTS
% of Net Assets
Aerospace/Defense	1.7%
Auto Manufacturers	1.2
Banks	17.6
Beverages	0.9
Building Materials	1.5
Chemicals	0.5
Commercial Mortgage Backed Securities	2.0
Commercial Services	1.5
Computers	4.0
Diversified Financial Services	21.7
Electric	1.1
Food	3.5
Healthcare – Products	2.6
Healthcare – Services	2.5
Home Builders	1.0
Internet	0.8
Media	0.4
Oil & Gas	1.3
Pharmaceuticals	3.0
Pipelines	6.6
SUMMARY OF SCHEDULE OF INVESTMENTS (continued)
% of Net Assets
REITS	5.4%
Retail	2.6
Semiconductors	0.7
Telecommunications	2.5
Trucking & Leasing	0.4
U.S. Treasury Notes	10.1
Money Market Fund	2.0
Repurchase Agreements	6.8
Total Investments	105.9
Liabilities in Excess of Other Assets	(5.9)%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
EXCHANGE TRADED FUNDS — 88.4%
Debt Fund — 18.5%
First Trust Low Duration Opportunities ETF(a)	10,313	$532,976
Invesco Senior Loan ETF(a)	23,622	535,274
iShares Core U.S. Aggregate Bond ETF(a)	2,482	276,371
iShares Interest Rate Hedged High Yield Bond ETF(a)	6,008	532,910
iShares Short-Term Corporate Bond ETF(a)	15,287	816,937
Total Debt Fund		2,694,468
Equity Fund — 69.9%
Consumer Discretionary Select Sector SPDR Fund	4,436	528,771
Consumer Staples Select Sector SPDR Fund	9,004	522,862
Health Care Select Sector SPDR Fund	5,300	490,992
iShares MSCI EAFE ETF	21,146	1,389,927
iShares Russell 2000 ETF	2,769	430,580
SPDR S&P 500 ETF Trust	21,282	6,235,626
Technology Select Sector SPDR Fund	7,028	548,465
Total Equity Fund		10,147,223
Total Exchange Traded Funds (Cost $10,739,123)		12,841,691
MONEY MARKET FUND — 11.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 2.26%(b) (Cost $1,715,728)	1,715,728	1,715,728
Investments	Notional Amount	Contracts	Value
PURCHASED PUT OPTION — 0.1%
SPDR S&P 500 ETF Trust, Option expiring 12/20/19, Strike Price $230.00 (Cost $29,686)	$3,059,000	133	$17,223
Total Investments Before Written Options — 100.3% (Cost $12,484,537)			14,574,642
WRITTEN CALL OPTIONS — (0.0)%**
iShares MSCI EAFE ETF, expiring 07/19/19, Strike Price $67.00	(710,200)	(106)	(1,378)
SPDR S&P 500 ETF Trust, expiring 07/19/19, Strike Price $303.00	(4,181,400)	(138)	(7,659)
Total Written Options
[Premiums Received $(15,255)]			(9,037)
Total Investments — 100.3% (Cost $12,469,282)			14,565,605
Liabilities in Excess of Other Assets — (0.3%)			(38,563)
Net Assets — 100.0%			$14,527,042

____________

ETF — Exchange Traded Fund

**       Less than 0.05%.

(a)      All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,694,468 as of June 30, 2019.

(b)     Rate shown reflects the 7-day yield as of June 30, 2019.

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF Schedule of Investments (continued) June 30, 2019

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,841,691	$—	$—	$12,841,691
Purchased Put Option	17,223	—	—	17,223
Money Market Fund	1,715,728	—	—	1,715,728
Total	$14,574,642	$—	$—	$14,574,642
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Options	$(9,037)	$—	$—	$(9,037)
Total	$(9,037)	$—	$—	$(9,037)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	18.5%
Equity Fund	69.9
Purchased Put Option	0.1
Written Call Options	(0.0)**
Money Market Fund	11.8
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments June 30, 2019
Investments	Shares	Value
COMMON STOCKS — 99.8%
Agriculture — 25.0%
Altria Group, Inc.	9,638	$456,359
British American Tobacco PLC (United Kingdom)(a)	11,106	387,266
Imperial Brands PLC (United Kingdom)(a)	23,288	547,967
Philip Morris International, Inc.	6,386	501,493
Turning Point Brands, Inc.(b)	15,069	738,080
Universal Corp.	6,458	392,453
Vector Group Ltd.(b)	27,970	272,707
Total Agriculture		3,296,325
Apparel — 3.8%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	5,884	500,787
Beverages — 31.2%
Ambev SA (Brazil)(a)	18,323	85,568
Anheuser-Busch InBev SA/NV (Belgium)(a)	2,312	204,635
Boston Beer Co., Inc. (The), Class A*(b)	2,171	820,117
Brown-Forman Corp., Class B(b)	7,479	414,561
Cia Cervecerias Unidas SA (Chile)(a)	16,822	475,222
Constellation Brands, Inc., Class A	1,396	274,928
Craft Brew Alliance, Inc.*	13,676	191,327
Diageo PLC (United Kingdom)(a)(b)	2,787	480,256
MGP Ingredients, Inc.(b)	6,184	410,061
Molson Coors Brewing Co., Class B	3,541	198,296
New Age Beverages Corp.*(b)	84,094	391,878
Pernod Ricard SA (France)(a)	4,375	161,525
Total Beverages		4,108,374
Entertainment — 3.6%
RCI Hospitality Holdings, Inc.	27,416	480,054
Healthcare – Products — 11.1%
Abbott Laboratories	8,419	708,038
Thermo Fisher Scientific, Inc.	2,577	756,813
Total Healthcare – Products		1,464,851
Healthcare – Services — 3.3%
Catalent, Inc.*	7,902	428,368
Housewares — 1.1%
Scotts Miracle-Gro Co. (The)(b)	1,402	138,097
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Pharmaceuticals — 9.5%
AbbVie, Inc.	9,717	$706,620
Novartis AG (Switzerland)(a)	6,034	550,965
Total Pharmaceuticals		1,257,585
Retail — 11.2%
BJ’s Restaurants, Inc.(b)	6,753	296,727
Darden Restaurants, Inc.	5,880	715,772
Dave & Buster’s Entertainment, Inc.	11,487	464,879
Total Retail		1,477,378
Total Common Stocks (Cost $12,830,770)		13,151,819
MONEY MARKET FUND — 0.2%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.29%(c) (Cost $28,317)	28,317	28,317
REPURCHASE AGREEMENTS — 6.1%(d)
BofA Securities, Inc., dated 06/28/19, due 07/01/19, 2.50%, total to be received $249,052, (collateralized by various U.S. Government Agency Obligations, 3.30% – 4.50%, 06/01/46 – 07/01/49, totaling $253,275)	$249,000	249,000
Daiwa Capital Markets America, dated 06/28/19, due 07/01/19, 2.53%, total to be received $249,053, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/05/19 – 09/09/49, totaling $253,133)	249,000	249,000
Nomura Securities International, Inc., dated 06/28/19, due 07/01/19, 2.48%, total to be received $48,754, (collateralized by various U.S. Government Agency Obligations, 0.00% – 3.38%, 07/18/19 – 09/09/49, totaling $49,671)	48,744	48,744

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments (continued) June 30, 2019
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/28/19, due 07/01/19, 2.51%, total to be received $249,052, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 07/18/19-09/09/49, totaling $253,180)	$249,000	$249,000
Total Repurchase Agreements (Cost $795,744)		795,744
Total Investments — 106.1% (Cost $13,654,831)		13,975,880
Liabilities in Excess of Other Assets — (6.1%)		(792,909)
Net Assets — 100.0%		$13,182,971

____________

PLC — Public Limited Company

*        Non-income producing security.

(a)      American Depositary Receipt.

(b)     All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,204,776; the aggregate market value of the collateral held by the fund is $3,287,453. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,491,709.

(c)      Rate shown reflects the 7-day yield as of June 30, 2019.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,151,819	$—	$—	$13,151,819
Money Market Fund	28,317	—	—	28,317
Repurchase Agreements	—	795,744	—	795,744
Total	$13,180,136	$795,744	$—	$13,975,880

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments (continued) June 30, 2019
SUMMARY OF SCHEDULE OF INVESTMENTS
% of Net Assets
Agriculture	25.0%
Apparel	3.8
Beverages	31.2
Entertainment	3.6
Healthcare – Products	11.1
Healthcare – Services	3.3
Housewares	1.1
Pharmaceuticals	9.5
Retail	11.2
Money Market Fund	0.2
Repurchase Agreements	6.1
Total Investments	106.1
Liabilities in Excess of Other Assets	(6.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2019
	AdvisorShares Cornerstone Small Cap ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Micro-Cap ETF
ASSETS
Investments, at Cost	$4,496,797	$94,048,016	$2,024,249
Investments in Affiliates, at Cost (Note 8)	—	—	—
Repurchase Agreements, at Cost (Note 2)	206,727	6,386,108	167,508
Total Cost of Investments	4,703,524	100,434,124	2,191,757
Investments, at Market Value (including securities on loan) (Note 2)(a)	5,000,316	108,067,277	2,336,085
Investments in Affiliates, at Market Value (Note 8)	—	—	—
Repurchase Agreements, at Market Value (Note 2)	206,727	6,386,108	167,508
Total Market Value of Investments	5,207,043	114,453,385	2,503,593
Cash	—	—	—
Cash collateral held at brokers	—	—	—
Dividends and Interest Receivable	6,409	291,343	2,220
Receivable from Securities Sold	—	—	—
Reclaim Receivable	—	21,186	—
Due from Investment Advisor	9,117	—	309
Prepaid CCO Fees	—	—	—
Prepaid Expenses	375	1,546	48
Total Assets	5,222,944	114,767,460	2,506,170
LIABILITIES
Cash collateral for securities on loan(b)	206,727	6,386,108	167,508
Advisory Fees Payable	—	60,307	—
Trustee Fees Payable	—	778	—
Securities Sold, Not Yet Purchased(c)	—	—	—
Payable for Securities Purchased	—	—	—
Capital Shares Payable	—	—	—
CCO Fees Payable	86	1,289	15
Due to Custodian	625	625	625
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—
Accrued Expenses	60,518	120,278	34,424
Total Liabilities	267,956	6,569,385	202,572
NET ASSETS	$4,954,988	$108,198,075	$2,303,598
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$5,087,654	$143,045,740	$2,653,818
Total Distributable Earnings/Accumulated (Loss)	(132,666)	(34,847,665)	(350,220)
NET ASSETS	$4,954,988	$108,198,075	$2,303,598
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	136,476	2,175,000	100,000
Net Asset Value (NAV) Per Share	$36.31	$49.75	$23.04
(a) Market value of securities on loan	$1,164,113	$17,229,413	$509,529
(b) Non-cash collateral for securities on loan	$983,338	$11,346,317	$354,339
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—

____________

(1)    Formerly known as AdvisorShares Wilshire Buyback ETF.

(2)    Formerly known as AdvisorShares Madrona Global Bond ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2019
AdvisorShares Dorsey Wright Short ETF	AdvisorShares DoubleLine Value Equity ETF(1)	AdvisorShares Focused Equity ETF	AdvisorShares FolioBeyond Smart Core Bond ETF(2)	AdvisorShares New Tech and Media ETF

$12,769,870	$57,913,955	$13,347,390	$5,707,619	$12,058,053
2,485,250	—	—	—	1,709,786
—	139,577	—	633,822	3,246,021
15,255,120	58,053,532	13,347,390	6,341,441	17,013,860
12,769,870	61,381,662	17,258,396	5,807,737	12,317,839
2,490,250	—	—	—	1,752,192
—	139,577	—	633,822	3,246,021
15,260,120	61,521,239	17,258,396	6,441,559	17,316,052
10,099,375	—	—	—	576,472
23,958,082	—	—	—	—
53,821	58,415	8,139	1,788	3,548
—	—	—	—	738,159
—	—	—	—	3,349
—	—	4,917	19,272	28,597
—	—	—	61	—
7	30,815	105	363	359
49,371,405	61,610,469	17,271,557	6,463,043	18,666,536

—	139,577	—	633,822	3,246,021
11,196	10,711	—	—	—
—	477	13	—	—
25,019,947	—	—	—	—
—	—	—	—	577,097
—	—	—	—	321,249
46	526	185	—	280
—	625	1,250	625	—
24,712	—	—	—	—
34,986	72,822	59,083	43,929	65,604
25,090,887	224,738	60,531	678,376	4,210,251
$24,280,518	$61,385,731	$17,211,026	$5,784,667	$14,456,285

$25,307,447	$88,996,951	$13,887,670	$6,788,243	$30,370,607
(1,026,929)	(27,611,220)	3,323,356	(1,003,576)	(15,914,322)
$24,280,518	$61,385,731	$17,211,026	$5,784,667	$14,456,285

975,000	900,000	500,000	225,000	1,125,000
$24.90	$68.21	$34.42	$25.71	$12.85
$—	$5,266,581	$1,223,688	$1,138,218	$5,459,691
$—	$5,234,788	$1,253,085	$531,104	$2,352,477
$26,218,268	$—	$—	$—	$—
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2019
	AdvisorShares Newfleet Multi- Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Pure Cannabis ETF
ASSETS
Investments, at Cost	$74,038,911	$30,622,671	$60,748,475
Investments in Affiliates, at Cost (Note 8)	—	—	—
Repurchase Agreements, at Cost (Note 2)	323,645	262,080	25,079,106
Total Cost of Investments	74,362,556	30,884,751	85,827,581
Investments, at Market Value (including securities on loan) (Note 2)(a)	74,786,450	30,449,988	56,524,352
Investments in Affiliates, at Market Value (Note 8)	—	—	—
Repurchase Agreements, at Market Value (Note 2)	323,645	262,080	25,079,106
Total Market Value of Investments	75,110,095	30,712,068	81,603,458
Cash	71,936	19,307	—
Cash collateral held at brokers	—	—	3,220,000
Foreign Currency(e)	—	—	152,550
Unrealized Appreciation on Swaps Contracts	—	—	59,722
Dividends and Interest Receivable	262,168	88,814	190,347
Receivable from Securities Sold	411,151	—	—
Capital Shares Receivable	—	—	292,235
Reclaim Receivable	—	—	—
Due from Investment Advisor	—	—	—
Prepaid CCO Fees	1,158	—	110
Prepaid Expenses	1,172	504	60,394
Total Assets	75,857,680	30,820,693	85,578,816
LIABILITIES
Unrealized Depreciation on Swaps Contracts	—	—	263,210
Cash collateral for securities on loan(b)	323,645	262,080	25,079,106
Advisory Fees Payable	30,027	1,499	1,413
Trustee Fees Payable	35	—	—
Securities Sold, Not Yet Purchased(c)	—	—	—
Payable for Securities Purchased	306,400	1,248,400	445,399
Options Written, at value(d)	—	—	—
CCO Fees Payable	—	191	—
Due to Custodian	—	—	1,250
Due to Broker	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—
Accrued Expenses	117,763	68,395	26,444
Total Liabilities	777,870	1,580,565	25,816,822
NET ASSETS	$75,079,810	$29,240,128	$59,761,994
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$82,245,742	$29,958,384	$65,110,917
Total Distributable Earnings/Accumulated (Loss)	(7,165,932)	(718,256)	(5,348,923)
NET ASSETS	$75,079,810	$29,240,128	$59,761,994
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,550,000	600,000	2,600,000
Net Asset Value (NAV) Per Share	$48.44	$48.73	$22.99
(a) Market value of securities on loan	$316,882	$255,235	$25,631,395
(b) Non-cash collateral for securities on loan	$—	$—	$1,457,478
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—
(d) Premiums received for options written	$—	$—	$—
(e) Foreign currency at cost	$—	$—	$152,555

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2019
AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sabretooth ETF	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF

$62,945,357	$2,585,291	$71,421,751	$12,484,537	$12,859,087
54,688,500	—	—	—	—
—	65	4,922,645	—	795,744
117,633,857	2,585,356	76,344,396	12,484,537	13,654,831
62,945,357	2,652,399	71,574,981	14,574,642	13,180,136
54,785,500	—	—	—	—
—	65	4,922,645	—	795,744
117,730,857	2,652,464	76,497,626	14,574,642	13,975,880
11,999,375	31,474	—	2,922	—
139,766,302	—	222,369	—	—
—	—	—	—	—
—	—	—	—	—
352,231	54	508,712	35,218	40,428
7,007,289	—	—	—	—
—	—	—	—	—
—	—	—	—	2,817
—	9,900	6,767	—	10,262
1,554	—	784	—	123
1,395	39,273	403	128	311
276,859,003	2,733,165	77,236,661	14,612,910	14,029,821

—	—	—	—	—
—	65	4,922,645	—	795,744
182,465	—	—	5,959	—
—	—	498	69	—
134,356,315	—	—	—	—
6,319,647	—	—	—	—
—	—	—	9,037	—
—	253	—	430	—
—	—	625	—	1,250
—	—	—	6,436	—
92,170	—	—	—	—
94,127	34,456	72,765	63,937	49,856
141,044,724	34,774	4,996,533	85,868	846,850
$135,814,279	$2,698,391	$72,240,128	$14,527,042	$13,182,971

$393,911,769	$2,683,303	$72,303,847	$13,306,976	$13,486,906
(258,097,490)	15,088	(63,719)	1,220,066	(303,935)
$135,814,279	$2,698,391	$72,240,128	$14,527,042	$13,182,971

21,275,000	100,000	725,000	450,000	525,000
$6.38	$26.98	$99.64	$32.28	$25.11
$—	$287,268	$4,820,878	$—	$3,204,776
$—	$293,421	$—	$—	$2,491,709
$132,043,521	$—	$—	$—	$—
$—	$—	$—	$15,255	$—
$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2019
	AdvisorShares Cornerstone Small Cap ETF	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Micro-Cap ETF(1)
INVESTMENT INCOME:
Dividend Income	$49,008	$2,040,519	$16,820
Dividend Income from Affiliates	—	—	—
Interest Income	—	—	—
Securities lending income (net) (Note 2)	3,234	103,358	3,152
Foreign withholding tax	(147)	(212,083)	(84)
Total Investment Income	52,095	1,931,794	19,888

EXPENSES:
Advisory Fees	32,560	1,073,783	17,006
Accounting & Administration Fees	82,603	130,378	15,219
Professional Fees	20,343	98,801	50,397
Exchange Listing Fees	11,090	11,676	7,501
Custody Fees	5,733	12,566	3,822
Report to Shareholders	1,400	108,371	3,400
Trustee Fees	5,024	9,288	4,945
CCO Fees	1,085	20,669	399
Pricing Fees	7,537	8,517	4,000
Transfer Agent Fees	376	11,389	170
Insurance Fees	350	15,502	977
Dividend Expense	—	—	—
Licensing Fees	—	17,877	—
Miscellaneous Fees	1,558	13,402	847
Total Expenses	169,659	1,532,219	108,683

Advisory Fees Waived/Recoupment	(32,560)	(272,311)	(17,006)
Expense Reimbursement	(92,016)	—	(69,228)
Net Expenses	45,083	1,259,908	22,449
Net Investment Income (Loss)	7,012	671,886	(2,561)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(344,300)	(33,545,476)	(662,587)
Investments in Affiliates	—	—	—
In-Kind Redemptions	588,105	4,393,069	11,356
In-Kind Redemptions in Affiliates	—	—	—
Short Sales	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(476,176)	7,499,640	311,836
Investments in Affiliates	—	—	—
Short Sales	—	—	—
Net Realized and Unrealized Gain (Loss)	(232,371)	(21,652,767)	(339,395)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(225,359)	$(20,980,881)	$(341,956)

____________

(1)    Represents the period July 10, 2018 (commencement of operations) to June 30, 2019.

(2)    Formerly known as AdvisorShares Wilshire Buyback ETF.

(3)    Formerly known as AdvisorShares Madrona Global Bond ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2019
AdvisorShares Dorsey Wright Short ETF(1)	AdvisorShares DoubleLine Value Equity ETF(2)	AdvisorShares Focused Equity ETF	AdvisorShares FolioBeyond Smart Core Bond ETF(3)	AdvisorShares New Tech and Media ETF

$116,264	$1,397,567	$182,891	$704,390	$102,581
44,294	—	—	—	—
238,816	—	—	—	—
—	2,428	1,165	79,718	11,755
—	(30,174)	—	—	—
399,374	1,369,821	184,056	784,108	114,336

92,884	577,325	109,894	77,069	164,986
14,823	87,773	75,322	63,946	56,349
53,482	84,231	24,454	41,916	33,623
8,618	14,165	11,819	11,370	12,203
1,272	6,708	1,620	1,254	7,988
6,000	55,223	7,168	10,762	26,969
5,143	7,138	5,266	5,041	5,511
1,799	11,090	2,560	2,449	4,362
4,000	8,778	5,241	10,472	10,101
929	8,173	1,138	1,406	2,062
897	6,775	948	1,247	2,518
211,479	—	—	—	—
—	—	—	—	—
2,953	7,978	1,190	2,291	4,400
404,279	875,357	246,620	229,223	331,072

(70,194)	(200,619)	(109,894)	(77,069)	(97,343)
—	—	(26,844)	(5,724)	—
334,085	674,738	109,882	146,430	233,729
65,289	695,083	74,174	637,678	(119,393)

—	(6,166,498)	(614,208)	(142,457)	(11,910,658)
—	—	—	—	(18,917)
—	873,063	—	15,102	1,796,570
—	—	—	—	12,754
(2,276,599)	—	—	—	—

—	4,571,285	2,250,694	187,184	(1,546,500)
5,000	—	—	—	42,406
1,198,321	—	—	—	—
(1,073,278)	(722,150)	1,636,486	59,829	(11,624,345)
$(1,007,989)	$(27,067)	$1,710,660	$697,507	$(11,743,738)
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2019
	AdvisorShares Newfleet Multi- Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Pure Cannabis ETF(1)
INVESTMENT INCOME:
Dividend Income	$70,561	$63,664	$23,019
Dividend Income from Affiliates	—	—	—
Interest Income	4,090,245	1,516,276	—
Securities lending income (net) (Note 2)	3,058	2,002	167,709
Foreign withholding tax	—	—	—
Total Investment Income	4,163,864	1,581,942	190,728

EXPENSES:
Advisory Fees	713,961	277,982	54,843
Accounting & Administration Fees	141,438	103,616	3,859
Professional Fees	80,420	31,789	24,832
Exchange Listing Fees	11,890	11,388	5,621
Custody Fees	15,846	9,842	1,497
Report to Shareholders	89,651	12,625	6,028
Trustee Fees	7,762	5,265	1,214
CCO Fees	15,409	4,519	705
Pricing Fees	17,519	13,394	811
Transfer Agent Fees	10,672	2,195	685
Insurance Fees	11,065	1,959	—
Dividend Expense	—	—	—
Miscellaneous Fees	10,630	2,186	615
Total Expenses	1,126,263	476,760	100,710

Advisory Fees Waived/Recoupment	(249,159)	(154,886)	(33,071)
Expense Reimbursement	—	—	—
Net Expenses	877,104	321,874	67,639
Net Investment Income (Loss)	3,286,760	1,260,068	123,089

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(723,442)	(319,261)	(1,053,245)
In-Kind Redemptions	—	—	—
Swaps	—	(10,447)	—
Short Sales	—	—	—
Foreign Currency Transactions	245	—	5,272
Options Written	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,817,966	292,766	(4,224,123)
Investments in Affiliates	—	—	—
Short Sales	—	—	—
Options Written	—	—	—
Swaps	—	(48,964)	(203,488)
Foreign Currency Translations	—	—	(5)
Net Realized and Unrealized Gain (Loss)	1,094,769	(85,906)	(5,475,589)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,381,529	$1,174,162	$(5,352,500)

____________

(1)    Represents the period April 17, 2019 (commencement of operations) to June 30, 2019.

(2)    Represents the period February 6, 2019 (commencement of operations) to June 30, 2019.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2019
AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sabretooth ETF(2)	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF

$1,223,345	$4,613	$29,784	$359,250	$294,710
1,211,079	—	—	—	—
1,750,195	—	1,742,337	—	—
—	200	6,421	—	55,749
—	—	—	—	(15,101)
4,184,619	4,813	1,778,542	359,250	335,358

2,016,364	6,294	194,834	212,563	79,129
69,858	2,819	100,469	83,880	44,023
73,769	48,149	44,520	25,167	32,743
11,888	7,499	11,864	11,888	11,479
4,456	1,379	4,975	1,256	1,910
68,853	6,249	21,190	7,865	3,607
7,362	2,400	6,754	5,340	4,937
17,104	401	8,496	2,905	1,986
14,123	2,999	14,022	13,812	5,725
7,583	79	4,871	1,396	989
9,147	—	3,732	1,169	284
1,634,591	—	—	—	—
11,545	1,076	4,326	1,435	1,471
3,946,643	79,344	420,053	368,676	188,283

—	(6,294)	(192,747)	(77,386)	(79,129)
—	(64,133)	—	—	(10,243)
3,946,643	8,917	227,306	291,290	98,911
237,976	(4,104)	1,551,236	67,960	236,447

—	(47,916)	45,009	307,036	(946,327)
—	219,693	—	460,506	180,391
—	—	—	—	—
(28,825,802)	—	—	—	—
—	—	—	—	—
—	—	—	(161,875)	—

—	67,108	179,195	8,437	389,973
205,000	—	—	—	—
453,109	—	—	—	—
—	—	—	(10,266)	—
—	—	—	—	—
—	—	—	—	—
(28,167,693)	238,885	224,204	603,838	(375,963)
$(27,929,717)	$234,781	$1,775,440	$671,798	$(139,516)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Cornerstone Small Cap ETF
	Year ended June 30, 2019	Year ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$7,012	$10,049
Net Realized Gain (Loss)	243,805	541,262
Net Change in Unrealized Appreciation (Depreciation)	(476,176)	465,077
Net Increase (Decrease) In Net Assets Resulting From Operations	(225,359)	1,016,388
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(6,840)	(101,078)
Total Distributions	(6,840)	(101,078)**
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	2,818,966	4,224,145
Value of Shares Redeemed	(2,831,352)	(4,226,206)
Net Increase (Decrease) From Capital Stock Transactions	(12,386)	(2,061)
Net Increase (Decrease) in Net Assets	(244,585)	913,249
Net Assets:
Beginning of Year/Period	5,199,573	4,286,324
End of Year/Period	$4,954,988	$5,199,573 ***
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	136,476	136,476
Shares Sold	75,000	125,000
Shares Repurchased	(75,000)	(125,000)
Shares Outstanding, End of Year/Period	136,476	136,476

____________

*       Commencement of operations.

**      Includes distributions from net investment income and net realized gains. See Note 2.

***    Includes Undistributed (Accumulated) Net Investment Income (Loss). See Note 2.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares Dorsey Wright ADR ETF		AdvisorShares Dorsey Wright Micro-Cap ETF	AdvisorShares Dorsey Wright Short ETF
Year ended June 30, 2019	Year ended June 30, 2018	For the period July 10, 2018* to June 30, 2019	For the period July 10, 2018* to June 30, 2019

$671,886	$1,672,098	$(2,561)	$65,289
(29,152,407)	(8,747,826)	(651,231)	(2,276,599)
7,499,640	2,258,827	311,836	1,203,321
(20,980,881)	(4,816,901)	(341,956)	(1,007,989)

(669,735)	(1,740,860)	—	(17,152)
(669,735)	(1,740,860)**	—	(17,152)

10,215,051	199,194,895	4,158,184	46,950,851
(127,066,943)	(11,121,388)	(1,512,630)	(21,645,192)
(116,851,892)	188,073,507	2,645,554	25,305,659
(138,502,508)	181,515,746	2,303,598	24,280,518

246,700,583	65,184,837	—	—
$108,198,075	$246,700,583 ***	$2,303,598	$24,280,518

4,625,000	1,400,000	—	—
225,000	3,425,000	175,000	1,800,000
(2,675,000)	(200,000)	(75,000)	(825,000)
2,175,000	4,625,000	100,000	975,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares DoubleLine Value Equity ETF(1)
	Year ended June 30, 2019	Year ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$695,083	$939,806
Net Realized Gain (Loss)	(5,293,435)	13,569,018
Net Change in Unrealized Appreciation (Depreciation)	4,571,285	(9,297,731)
Net Increase (Decrease) In Net Assets Resulting From Operations	(27,067)	5,211,093
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(830,880)	(815,430)
Total Distributions	(830,880)	(815,430)**
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	91,394,853
Value of Shares Redeemed	(32,790,377)	(143,155,981)
Net Increase (Decrease) From Capital Stock Transactions	(32,790,377)	(51,761,128)
Net Increase (Decrease) in Net Assets	(33,648,324)	(47,365,465)
Net Assets:
Beginning of Year/Period	95,034,055	142,399,520
End of Year/Period	$61,385,731	$95,034,055 ***
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	1,400,000	2,150,000
Shares Sold	—	1,325,000
Shares Repurchased	(500,000)	(2,075,000)
Shares Outstanding, End of Year/Period	900,000	1,400,000

____________

*       Commencement of operations.

**      Includes distributions from net investment income and net realized gains. See Note 2.

***    Includes Undistributed (Accumulated) Net Investment Income (Loss). See Note 2.

(1)    Formerly known as AdvisorShares Wilshire Buyback ETF.

(2)    Formerly known as AdvisorShares Madrona Global Bond ETF.
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares Focused Equity ETF		AdvisorShares FolioBeyond Smart Core Bond ETF(2)		AdvisorShares New Tech and Media ETF
Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	For the period July 11, 2017* to June 30, 2018

$74,174	$55,719	$637,678	$635,849	$(119,393)	$(86,032)
(614,208)	788,582	(127,355)	(33,892)	(10,120,251)	(3,767,425)
2,250,694	595,369	187,184	(330,982)	(1,504,094)	1,806,286
1,710,660	1,439,670	697,507	270,975	(11,743,738)	(2,047,171)

(337,572)	(38,174)	(659,376)	(631,268)	—	—
(337,572)	(38,174)**	(659,376)	(631,268)**	—	— **

1,526,590	3,109,438	—	1,299,426	10,696,746	70,494,864
—	(2,349,193)	(12,658,809)	—	(31,670,090)	(21,274,326)
1,526,590	760,245	(12,658,809)	1,299,426	(20,973,344)	49,220,538
2,899,678	2,161,741	(12,620,678)	939,133	(32,717,082)	47,173,367

14,311,348	12,149,607	18,405,345	17,466,212	47,173,367	—
$17,211,026	$14,311,348 ***	$5,784,667	$18,405,345 ***	$14,456,285	$47,173,367 ***

450,000	425,000	725,000	675,000	2,225,000	—
50,000	100,000	—	50,000	625,000	3,200,000
—	(75,000)	(500,000)	—	(1,725,000)	(975,000)
500,000	450,000	225,000	725,000	1,125,000	2,225,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2019	Year ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$3,286,760	$4,692,575
Net Realized Gain (Loss)	(723,197)	(873,781)
Net Change in Unrealized Appreciation (Depreciation)	1,817,966	(1,599,553)
Net Increase (Decrease) In Net Assets Resulting From Operations	4,381,529	2,219,241
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(3,385,118)	(5,480,339)
Total Distributions	(3,385,118)	(5,480,339)**
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	2,408,357	17,006,336
Value of Shares Redeemed	(83,853,788)	(116,221,531)
Net Increase (Decrease) From Capital Stock Transactions	(81,445,431)	(99,215,195)
Net Increase (Decrease) in Net Assets	(80,449,020)	(102,476,293)
Net Assets:
Beginning of Year/Period	155,528,830	258,005,123
End of Year/Period	$75,079,810	$155,528,830 ***
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	3,250,000	5,300,000
Shares Sold	50,000	350,000
Shares Repurchased	(1,750,000)	(2,400,000)
Shares Outstanding, End of Year/Period	1,550,000	3,250,000

____________

*       Commencement of operations.

**      Includes distributions from net investment income and net realized gains. See Note 2.

***    Includes Undistributed (Accumulated) Net Investment Income (Loss). See Note 2.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares Pacific Asset Enhanced Floating Rate ETF		AdvisorShares Pure Cannabis ETF	AdvisorShares Ranger Equity Bear ETF
Year ended June 30, 2019	Year ended June 30, 2018	For the period April 17, 2019* to June 30, 2019	Year ended June 30, 2019	Year ended June 30, 2018

$1,260,068	$1,013,603	$123,089	$237,976	$(2,538,725)
(329,708)	(109,583)	(1,047,973)	(28,825,802)	(16,222,916)
243,802	(261,668)	(4,427,616)	658,109	2,616,588
1,174,162	642,352	(5,352,500)	(27,929,717)	(16,145,053)

(1,256,592)	(932,851)	—	—	—
(1,256,592)	(932,851)**	—	—	— **

—	2,469,990	65,114,494	108,950,893	41,997,327
—	—	—	(78,793,948)	(66,769,640)
—	2,469,990	65,114,494	30,156,945	(24,772,313)
(82,430)	2,179,491	59,761,994	2,227,228	(40,917,366)

29,322,558	27,143,067	—	133,587,051	174,504,417
$29,240,128	$29,322,558 ***	$59,761,994	$135,814,279	$133,587,051 ***

600,000	550,000	—	17,125,000	20,375,000
—	50,000	2,600,000	14,850,000	5,050,000
—	—	—	(10,700,000)	(8,300,000)
600,000	600,000	2,600,000	21,275,000	17,125,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Sabretooth ETF	AdvisorShares Sage Core Reserves ETF
	For the period February 6, 2019* to June 30, 2019	Year ended June 30, 2019	Year ended June 30, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(4,104)	$1,551,236	$1,028,805
Net Realized Gain (Loss)	171,777	45,009	7,393
Net Change in Unrealized Appreciation (Depreciation)	67,108	179,195	(142,203)
Net Increase (Decrease) In Net Assets Resulting From Operations	234,781	1,775,440	893,995
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	—	(1,508,500)	(1,031,706)
Total Distributions	—	(1,508,500)	(1,031,706)**
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	6,405,859	19,886,389	—
Value of Shares Redeemed	(3,942,249)	—	(32,298,232)
Payments by Affiliates	—	—	3,373
Net Increase (Decrease) From Capital Stock Transactions	2,463,610	19,886,389	(32,294,859)
Net Increase (Decrease) in Net Assets	2,698,391	20,153,329	(32,432,570)
Net Assets:
Beginning of Year/Period	—	52,086,799	84,519,369
End of Year/Period	$2,698,391	$72,240,128	$52,086,799 ***
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	—	525,000	850,000
Shares Sold	250,000	200,000	—
Shares Repurchased	(150,000)	—	(325,000)
Shares Outstanding, End of Year/Period	100,000	725,000	525,000

____________

*       Commencement of operations.

**      Includes distributions from net investment income and net realized gains. See Note 2.

***    Includes Undistributed (Accumulated) Net Investment Income (Loss). See Note 2.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares STAR Global Buy-Write ETF		AdvisorShares Vice ETF
Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2019	For the period December 12, 2017* to June 30, 2018

$67,960	$64,622	$236,447	$118,534
605,667	431,162	(765,936)	(185,440)
(1,829)	571,775	389,973	(68,924)
671,798	1,067,559	(139,516)	(135,830)

(64,625)	—	(193,320)	(13,431)
(64,625)	— **	(193,320)	(13,431)**

—	774,479	2,584,978	15,506,105
(3,127,207)	(2,271,473)	(1,868,954)	(2,557,061)
—	—	—	—
(3,127,207)	(1,496,994)	716,024	12,949,044
(2,520,034)	(429,435)	383,188	12,799,783

17,047,076	17,476,511	12,799,783	—
$14,527,042	$17,047,076 ***	$13,182,971	$12,799,783 ***

550,000	600,000	500,000	—
—	25,000	100,000	600,000
(100,000)	(75,000)	(75,000)	(100,000)
450,000	550,000	525,000	500,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Cornerstone Small Cap ETF
	Year ended June 30, 2019	Year ended June 30, 2018	For the period July 6, 2016* to June 30, 2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$38.10	$31.41	$25.15
Investment Operations
Net Investment Income (Loss)(3)	0.05	0.07	0.03
Net Realized and Unrealized Gain (Loss)	(1.79)	7.36	6.26
Distributions of Net Realized Gains by other investment companies	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	(1.74)	7.43	6.29
Distributions from Net Investment Income	(0.05)	(0.03)	(0.03)
Distributions from Realized Capital Gains	—	(0.71)	—
Total Distributions	(0.05)	(0.74)	(0.03)
Net Asset Value, End of Year/Period	$36.31	$38.10	$31.41
Market Value, End of Year/Period	$36.29	$38.12	$31.40

Total Return
Total Investment Return Based on Net Asset Value(6)	(4.55)%	23.93%	25.00%
Total Investment Return Based on Market(6)	(4.65)%	24.04%	24.98%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$4,955	$5,200	$4,286
Ratio to Average Net Assets of(12):
Expenses, net of expense waivers and reimbursements(7)	0.90%	0.90%	0.90%
Expenses, prior to expense waivers and reimbursements(7)	3.39%	3.06%	3.91%
Net Investment Income (Loss)(7)	0.14%	0.22%	0.09%
Portfolio Turnover Rate(10)	96%	95%	93%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Dorsey Wright ADR ETF						AdvisorShares Dorsey Wright Micro-Cap ETF	AdvisorShares Dorsey Wright Short ETF
Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017		Year ended June 30, 2016	Year ended June 30, 2015	For the period July 10, 2018* to June 30, 2019	For the period July 10, 2018* to June 30, 2019

$53.34	$46.56	$39.06		$38.86	$38.95	$24.71	$25.00

0.23	0.55	0.68		0.17	0.34	(0.02)	0.13
(3.51)	6.66	7.27		0.23	(0.20)	(1.65)	(0.19)
—	—	—		—	—	—	—
(3.28)	7.21	7.95		0.40	0.14	(1.67)	(0.06)
(0.31)	(0.43)	(0.45)		(0.20)	(0.23)	—	(0.04)
—	—	—		—	—	—	—
(0.31)	(0.43)	(0.45)		(0.20)	(0.23)	—	(0.04)
$49.75	$53.34	$46.56		$39.06	$38.86	$23.04	$24.90
$49.69	$53.19	$46.61		$39.06	$38.77	$23.02	$24.93

(6.16)%	15.45%	20.43%		1.05%	0.36%	(6.79)%	(0.27)%
(6.00)%	15.01%	20.55%		1.27%	0.19%	(6.86)%	(0.18)%

$108,198	$246,701	$65,185		$14,648	$15,543	$2,304	$24,281

0.88%	1.02%	1.25%		1.25%	1.25%	0.99%	2.70	%(8)
1.07%	0.95%	1.43%		1.62%	1.63%	4.79%	3.26	%(8)
0.47%	0.96%	1.55%		0.44%	0.88%	(0.11)%	0.53%
120%	71%	108	%(11)	25%	27%	103%	357%
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares DoubleLine Value Equity ETF(1)
	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$67.88	$66.23	$55.56	$57.05	$51.22
Investment Operations
Net Investment Income (Loss)(3)	0.62	0.53	0.47	0.47	0.42
Net Realized and Unrealized Gain (Loss)	0.45	1.59	10.93	(1.54)	5.75
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	1.07	2.12	11.40	(1.07)	6.17
Distributions from Net Investment Income	(0.74)	(0.47)	(0.73)	(0.42)	(0.34)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.74)	(0.47)	(0.73)	(0.42)	(0.34)
Net Asset Value, End of Year/Period	$68.21	$67.88	$66.23	$55.56	$57.05
Market Value, End of Year/Period	$68.13	$67.88	$66.17	$55.53	$57.05

Total Return
Total Investment Return Based on Net Asset Value(6)	1.74%	3.15%	20.55%	(1.87)%	12.06%
Total Investment Return Based on Market(6)	1.63%	3.26%	20.52%	(1.91)%	11.99%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$61,386	$95,034	$142,400	$155,570	$242,472
Ratio to Average Net Assets of(12):
Expenses, net of expense waivers and reimbursements(7)	0.90%	0.87%	0.90%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(7)	1.17%	1.07%	1.07%	1.21%	1.11%
Net Investment Income (Loss)(7)	0.93%	0.77%	0.76%	0.86%	0.76%
Portfolio Turnover Rate(10)	218%	171%	180%	196%	52%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Focused Equity ETF			AdvisorShares FolioBeyond Smart Core Bond ETF(2)					AdvisorShares New Tech and Media ETF
Year ended June 30, 2019	Year ended June 30, 2018	For the period September 20, 2016* to June 30, 2017	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2019	For the period July 11, 2017* to June 30, 2018

$31.80	$28.59	$25.00	$25.39	$25.88	$25.61	$24.97	$26.36	$21.20	$20.00

0.16	0.13	0.06	1.04	0.90	0.81	0.75	0.74	(0.08)	(0.05)
3.21	3.17	3.54	0.38	(0.50)	0.25	0.59	(1.39)	(8.27)	1.25
—	—	—	—	—	0.01	0.06	0.04	—	—
3.37	3.30	3.60	1.42	0.40	1.07	1.40	(0.61)	(8.35)	1.20
(0.16)	(0.09)	(0.01)	(1.10)	(0.89)	(0.80)	(0.76)	(0.78)	—	—
(0.59)	—	—	—	—	—	—	—	—	—
(0.75)	(0.09)	(0.01)	(1.10)	(0.89)	(0.80)	(0.76)	(0.78)	—	—
$34.42	$31.80	$28.59	$25.71	$25.39	$25.88	$25.61	$24.97	$12.85	$21.20
$34.31	$31.79	$28.59	$25.70	$25.38	$25.89	$25.62	$24.96	$12.75	$21.21

11.09%	11.57%	14.39%	5.82%	1.55%	4.23%	5.76%	(2.37)%	(39.39)%	6.01%
10.74%	11.51%	14.40%	5.80%	1.47%	4.24%	5.84%	(2.63)%	(39.89)%	6.05%

$17,211	$14,311	$12,150	$5,785	$18,405	$17,466	$20,488	$28,096	$14,456	$47,173

0.72%	0.68%	0.75%	0.95%	0.95%	0.95%	0.95%	0.95%	0.85%	0.82%
1.63%	1.39%	2.04%	1.49%	1.22%	1.20%	1.05%	0.99%	1.20%	0.97%
0.49%	0.42%	0.28%	4.14%	3.47%	3.15%	3.01%	2.88%	(0.43)%	(0.23)%
19%	26%	36%	150%	39%	21%	24%	34%	1928%	799%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$47.86	$48.68	$48.83	$49.08	$49.94
Investment Operations
Net Investment Income (Loss)(3)	1.35	1.05	0.74	1.25	1.28
Net Realized and Unrealized Gain (Loss)	0.65	(0.62)	0.38	(0.13)	(0.77)
Distributions of Net Realized Gains by other investment companies	—	—	0.00 (4)	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	2.00	0.43	1.12	1.12	0.51
Distributions from Net Investment Income	(1.42)	(1.25)	(1.27)	(1.37)	(1.37)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.42)	(1.25)	(1.27)	(1.37)	(1.37)
Net Asset Value, End of Year/Period	$48.44	$47.86	$48.68	$48.83	$49.08
Market Value, End of Year/Period	$48.38	$47.79	$48.70	$48.82	$49.04

Total Return
Total Investment Return Based on Net Asset Value(6)	4.27%	0.87%	2.30%	2.33%	1.04%
Total Investment Return Based on Market(6)	4.29%	0.70%	2.37%	2.39%	0.95%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$75,080	$155,529	$258,005	$261,263	$215,941
Ratio to Average Net Assets of(12):
Expenses, net of expense waivers and reimbursements(7)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(7)	0.96%	0.84%	0.80%	0.81%	0.82%
Net Investment Income (Loss)(7)	2.81%	2.17%	1.53%	2.57%	2.60%
Portfolio Turnover Rate(10)	40%	66%	63%	51%	49%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Pacific Asset Enhanced Floating Rate ETF					AdvisorShares Pure Cannabis ETF
Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	For the period February 18, 2015* to June 30, 2015	For the period April 17, 2019* to June 30, 2019

$48.87	$49.35	$48.73	$49.66	$50.00	$25.00

2.10	1.78	1.73	1.74	0.62	0.06
(0.15)	(0.63)	0.58	(0.95)	(0.38)	(2.07)
—	—	—	—	—	—
1.95	1.15	2.31	0.79	0.24	(2.01)
(2.09)	(1.63)	(1.69)	(1.72)	(0.58)	—
—	—	—	—	—	—
(2.09)	(1.63)	(1.69)	(1.72)	(0.58)	—
$48.73	$48.87	$49.35	$48.73	$49.66	$22.99
$48.72	$48.99	$49.33	$48.26	$49.78	$23.02

4.09%	2.36%	4.78%	1.69%	0.47%	(8.06)%
3.82%	2.65%	5.75%	0.46%	0.71%	(7.92)%

$29,240	$29,323	$27,143	$26,800	$27,312	$59,762

1.10%	1.10%	1.10%	1.10%	1.10%	0.74%
1.63%	1.62%	1.39%	1.51%	1.41%	1.10%
4.31%	3.61%	3.49%	3.58%	3.46%	1.35%
70%	73%	52%	27%	102%	26%
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Ranger Equity Bear ETF
	Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2016		Year ended June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$7.80		$8.56		$10.60		$10.88		$11.78
Investment Operations
Net Investment Income (Loss)(3)	0.01		(0.13)		(0.20)		(0.27)		(0.31)
Net Realized and Unrealized Gain (Loss)	(1.43)		(0.63)		(1.84)		(0.01)		(0.59)
Distributions of Net Realized Gains by other investment companies	—		—		—		—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	(1.42)		(0.76)		(2.04)		(0.28)		(0.90)
Distributions from Net Investment Income	—		—		—		—		—
Distributions from Realized Capital Gains	—		—		—		—		—
Total Distributions	—		—		—		—		—
Net Asset Value, End of Year/Period	$6.38		$7.80		$8.56		$10.60		$10.88
Market Value, End of Year/Period	$6.39		$7.78		$8.55		$10.61		$10.88

Total Return
Total Investment Return Based on Net Asset Value(6)	(18.16)%		(8.92)%		(19.24)%		(2.53)%		(7.64)%
Total Investment Return Based on Market(6)	(17.87)%		(9.01)%		(19.42)%		(2.48)%		(7.72)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$135,814		$133,587		$174,504		$213,948		$128,059
Ratio to Average Net Assets of(12):
Expenses, net of expense waivers and reimbursements(7)	2.94	%(9)	2.52	%(9)	2.67	%(9)	2.68	%(9)	2.80	%(9)
Expenses, prior to expense waivers and reimbursements(7)	2.94	%(9)	2.52	%(9)	2.67	%(9)	2.68	%(9)	2.80	%(9)
Net Investment Income (Loss)(7)	0.18%		(1.63)%		(2.15)%		(2.49)%		(2.72)%
Portfolio Turnover Rate(10)	338%		301%		245%		402%		419%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Sabretooth ETF	AdvisorShares Sage Core Reserves ETF
For the period February 6, 2019* to June 30, 2019	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015

$24.95	$99.21	$99.43	$99.43	$99.38	$99.78

(0.04)	2.37	1.53	0.97	0.69	0.12
2.07	0.33	(0.16)	0.11	0.12	(0.12)
—	—	—	—	—	—
2.03	2.70	1.37	1.08	0.81	—
—	(2.27)	(1.59)	(1.08)	(0.76)	(0.40)
—	—	—	—	—	—
—	(2.27)	(1.59)	(1.08)	(0.76)	(0.40)
$26.98	$99.64	$99.21	$99.43	$99.43	$99.38
$27.00	$99.61	$99.19	$99.44	$99.63	$99.40

8.16%	2.74%	1.38%	1.08%	0.83%	0.00	%(4)
8.22%	2.74%	1.34%	0.88%	1.00%	0.00	%(4)

$2,698	$72,240	$52,087	$84,519	$111,862	$34,783

0.85%	0.35%	0.35%	0.35%	0.35%	0.35%
7.56%	0.65%	0.65%	0.50%	0.55%	0.73%
(0.39)%	2.39%	1.53%	0.97%	0.70%	0.12%
24%	91%	74%	81%	72%	59%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares STAR Global Buy-Write ETF					AdvisorShares Vice ETF
	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2019	For the period December 12, 2017* to June 30, 2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$30.99	$29.13	$26.77	$26.60	$26.18	$25.60	$25.00
Investment Operations
Net Investment Income (Loss)(3)	0.13	0.11	0.09	0.10	0.01	0.45	0.23
Net Realized and Unrealized Gain (Loss)	1.29	1.75	2.48	0.07	0.41	(0.57)	0.41
Distributions of Net Realized Gains by other investment companies	—	0.00 (4)	0.01	0.00 (4)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(5)	1.42	1.86	2.58	0.17	0.42	(0.12)	0.64
Distributions from Net Investment Income	(0.13)	—	(0.22)	—	—	(0.37)	(0.04)
Distributions from Realized Capital Gains	—	—	—	—	—	—	—
Total Distributions	(0.13)	—	(0.22)	—	—	(0.37)	(0.04)
Net Asset Value, End of Year/Period	$32.28	$30.99	$29.13	$26.77	$26.60	$25.11	$25.60
Market Value, End of Year/Period	$32.19	$31.01	$29.13	$26.76	$26.61	$25.12	$25.68

Total Return
Total Investment Return Based on Net Asset Value(6)	4.62%	6.41%	9.70%	0.64%	1.60%	(0.22)%	2.58%
Total Investment Return Based on Market(6)	4.27%	6.45%	9.74%	0.56%	1.49%	(0.50)%	2.89%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$14,527	$17,047	$17,477	$17,400	$26,597	$13,183	$12,800
Ratio to Average Net Assets of(12):
Expenses, net of expense waivers and reimbursements(7)	1.85%	1.85%	1.85%	1.85%	1.85%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(7)	2.34%	2.18%	2.14%	1.97%	1.87%	1.43%	2.18%
Net Investment Income (Loss)(7)	0.43%	0.38%	0.32%	0.38%	0.03%	1.79%	1.64%
Portfolio Turnover Rate(10)	49%	12%	26%	58%	45%	76%	25%

____________

*        Commencement of operations.

(1)     Formerly known as AdvisorShares Wilshire Buyback ETF.

(2)     Formerly known as AdvisorShares Madrona Global Bond ETF.

(3)     Based on average shares outstanding.

(4)     Amount represents less than $0.005 or 0.005%.

(5)     The amount shown for a share distribution throughout the period may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(6)     Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(7)     Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(8)     The expense ratio includes dividend expense on short sales of 1.71% for the year ended June 30, 2019.

(9)     The expense ratio includes interest and dividend expenses on short sales of 1.22%, 0.84%, 1.03%, 1.05% and 1.15% for the periods ended June 30, 2019, June 30, 2018, June 30, 2017, June 30, 2016 and June 30, 2015 respectively.

(10)   Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(11)   During the year, the Fund underwent a sub-advisor change. As a result, investment transactions were increased during the period, which caused a higher than normal portfolio rate.

(12)   The AdvisorShares FolioBeyond Smart Core Bond ETF Fund and the AdvisorShares STAR Global Buy-Write ETF Fund invest in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Funds are invested. These ratios do not include these indirect fees and expenses.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Notes to Financial Statements June 30, 2019
1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 16 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Cornerstone Small Cap ETF	SCAP	July 6, 2016
AdvisorShares Dorsey Wright ADR ETF	AADR	July 20, 2010
AdvisorShares Dorsey Wright Micro-Cap ETF	DWMC	July 10, 2018
AdvisorShares Dorsey Wright Short ETF	DWSH	July 10, 2018
AdvisorShares DoubleLine Value Equity ETF(1)	DBLV	October 4, 2011
AdvisorShares Focused Equity ETF	CWS	September 20, 2016
AdvisorShares FolioBeyond Smart Core Bond ETF(2)	FWDB	June 20, 2011
AdvisorShares New Tech and Media ETF	FNG	July 11, 2017
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	FLRT	February 18, 2015
AdvisorShares Pure Cannabis ETF	YOLO	April 17, 2019
AdvisorShares Ranger Equity Bear ETF	HDGE	January 26, 2011
AdvisorShares Sabretooth ETF	BKCH	February 6, 2019
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Vice ETF	ACT	December 12, 2017

____________

(1)      Formerly known as AdvisorShares Wilshire Buyback ETF. Effective October 11, 2018.

(2)      Formerly known as AdvisorShares Madrona Global Bond ETF. Effective April 1, 2019.

AdvisorShares Cornerstone Small Cap ETF (“Cornerstone Small Cap ETF”) seeks to provide total return through long-term capital appreciation and current income. The Portfolio Manager invests in a diversified group of U.S.-traded equity securities, including common and preferred stock, American Depositary Receipts (“ADRs”), and publicly-traded REITs.

AdvisorShares Dorsey Wright ADR ETF (“Dorsey Wright ADR ETF”) seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S. traded securities of non-U.S. organizations, most often ADRs. The Fund invests in developed and emerging markets and may invest in securities of any market capitalization.

AdvisorShares Dorsey Wright Micro-Cap ETF (“Dorsey Wright Micro-Cap ETF”) seeks to achieve its investment objective by investing primarily in U.S. traded equity securities consisting of common and preferred stock and ADRs. The Fund invests in micro-cap securities.

AdvisorShares Dorsey Wright Short ETF (“Dorsey Wright Short ETF”) seeks to achieve the Fund’s investment objective by obtaining short exposure to investment returns of the broad U.S. large-capitalization equity market by engaging in short sales of U.S. traded equity securities and ETFs. The Fund invests primarily in investments that create or result in short exposure to U.S. equity securities.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
1. Organization – (continued)

AdvisorShares DoubleLine Value Equity ETF (‘‘DoubleLine Value Equity ETF”) seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, including through ADRs. The Fund invests in stocks with fundamental characteristics that are historically associated with superior long-term performance.

AdvisorShares Focused Equity ETF (“Focused Equity ETF”) seeks long-term capital appreciation. CWS invests primarily in a focused group of U.S. exchange-listed equity securities that the portfolio manager believes have favorable fundamental attributes.

AdvisorShares FolioBeyond Smart Core Bond ETF (“FolioBeyond Smart Core Bond ETF”) seeks investment results that exceed the price and yield performance of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 20 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares New Tech and Media ETF (“New Tech and Media ETF”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of technology and media companies. The Fund will invest primarily in U.S. exchange-listed equity securities, including common and preferred stock and ADRs, of technology and technology-related companies, including innovative and fast-growing technologies such as social media companies and internet retail companies. The Fund will concentrate its investments in the software and services industry within the information technology sector.

AdvisorShares Newfleet Multi-Sector Income ETF (‘‘Newfleet Multi-Sector Income ETF’’) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (‘‘NAV’’) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (‘‘Pacific Asset Enhanced Floating Rate ETF’’) seeks to provide a high level of current income. The fund seeks to achieve its investment objective by selecting a focused portfolio comprised primarily of income producing floating rate loans and floating rate debt securities.

AdvisorShares Pure Cannabis ETF (“Pure Cannabis ETF”) seeks long-term capital appreciation. The Fund primarily will invest in exchange-listed equity securities, including common and preferred stock, of mid- and small-capitalization companies. The Fund also may use derivatives, including total return swaps, index swaps, equity basket swaps, or futures, to seek exposure to such U.S. and foreign securities. The Advisor may use a variety of methods for security selection. As the Fund primarily focuses on certain industries, the Advisor intends to select companies with dominant positions in their respective markets, or those in unique positions for growth and expansion.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
1. Organization – (continued)

AdvisorShares Ranger Equity Bear ETF (‘‘Ranger Equity Bear ETF’’) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Sabretooth ETF (“Sabretooth ETF”) seeks long-term capital appreciation. The Fund will invest primarily in U.S. exchange-listed equity securities, including common and preferred stock and ADRs. The Fund will concentrate its investments in the software and services industry group within the information technology sector. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.

AdvisorShares Sage Core Reserves ETF (‘‘Sage Core Reserves ETF’’) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (‘‘Moody’s’’), or equivalently rated by Standard & Poor’s Ratings Services (‘‘S&P’’) or Fitch, Inc. (‘‘Fitch’’), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

AdvisorShares STAR Global Buy-Write ETF (‘‘STAR Global Buy-Write ETF’’) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a ‘‘Buy-Write’’ or ‘‘Covered Call’’ overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares Vice ETF (“Vice ETF”) seeks to achieve its investment objective by investing in securities of companies that derive at least 50% of their net revenue from tobacco and alcoholic beverages and companies that derive at least 50% of their net revenue from the marijuana and hemp industry or have at least 50% of their company assets dedicated to lawful research and development of cannabis or cannabinoid-related products. The Fund will invest primarily in U.S. exchange listed equity securities, including common and preferred stock and ADRs.

Some of the Funds are considered “fund of funds” and seek to achieve their investment objectives by investing primarily in other affiliated and unaffiliated exchange-traded funds (“ETFs”), as well as other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs, ETNs, and ETPs), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
1. Organization – (continued)

For the year ended June 30, 2019, the Funds held significant positions (greater than 25% of net assets), except those invested in short term money market instruments, in other funds as follows:

Funds	Security Name	Market Value as of June 30, 2019	% of Fund Net Assets as of June 30, 2019	Reference location
Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	$54,785,500	40.3%	Contained within this report.

STAR Global Buy-Write ETF	SPDR S&P 500 ETF Trust	6,235,626	42.9	https://us.spdrs.com

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an Over-the-Counter (“OTC”) market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Funds adopted the amendments with the impacts being that the Funds are no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
2. Summary of Significant Accounting Policies – (continued)

The following is a break-out of the components of Distributions for Shareholders for the year ended June 30, 2018.

Fund	Net Investment Income	Net Realized Gains	Total Distributions
Cornerstone Small Cap ETF	$(4,326)	$(96,752)	$(101,078)
Dorsey Wright ADR ETF	(1,740,860)	—	(1,740,860)
DoubleLine Value Equity ETF	(815,430)	—	(815,430)
Focused Equity ETF	(38,174)	—	(38,174)
FolioBeyond Smart Core Bond ETF	(631,268)	—	(631,268)
New Tech and Media ETF	—	—	—
Newfleet Multi-Sector Income ETF	(5,480,339)	—	(5,480,339)
Pacific Asset Enhanced Floating Rate ETF	(932,851)	—	(932,851)
Ranger Equity Bear ETF	—	—	—
Sage Core Reserves ETF	(1,031,706)	—	(1,031,706)
STAR Global Buy-Write ETF	—	—	—
Vice ETF	(13,431)	—	(13,431)

The following is the Undistributed (Accumulated) Net Investment Income (Loss) for the year ended June 30, 2018.

Fund	Undistributed (Accumulated) Net Investment Income (Loss)
Cornerstone Small Cap ETF	$6,873
Dorsey Wright ADR ETF	—
DoubleLine Value Equity ETF	547,154
Focused Equity ETF	32,966
FolioBeyond Smart Core Bond ETF	21,836
New Tech and Media ETF	(24,351)
Newfleet Multi-Sector Income ETF	66,412
Pacific Asset Enhanced Floating Rate ETF	19,995
Ranger Equity Bear ETF	(798,572)
Sage Core Reserves ETF	16,312
STAR Global Buy-Write ETF	64,622
Vice ETF	105,103

Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
2. Summary of Significant Accounting Policies – (continued)

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2019 the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/ or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively,

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
2. Summary of Significant Accounting Policies – (continued)

the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of income or fees paid to Ranger Equity Bear ETF for the year ended June 30, 2019 was $1,750,195, which is included as Interest Income in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Term Loans

Certain Funds invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
2. Summary of Significant Accounting Policies – (continued)

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (‘‘BNYM’’) (the ‘‘Program’’), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted as cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into money market instruments and overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The money market instruments and repurchase agreements income related to the Program earned by the Funds is disclosed on the Statements of Operations.

The value of loaned securities and related collateral outstanding at June 30, 2019 are shown in the Schedules of Investments and Statements of Assets and Liabilities. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Assets and Liabilities.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
2. Summary of Significant Accounting Policies – (continued)
Fund and Description	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statements of Assets and (Liabilities)	Net Amounts Presented in the Statements of Assets and (Liabilities)	Gross Amounts not offset in the Statements of Assets and Liabilities
				Financial Instruments		Collateral Pledged/ Received	Net Amount
Cornerstone Small Cap ETF
Securities Lending	$(206,727)	$—	$(206,727)	$206,727	(1)	$—	$—
Repurchase Agreements	206,727	—	206,727	206,727	(2)	—	—
Dorsey Wright ADR ETF
Securities Lending	(6,386,108)	—	(6,386,108)	6,386,108	(1)	—	—
Repurchase Agreements	6,386,108	—	6,386,108	6,386,108	(2)	—	—
Dorsey Wright Micro-Cap ETF
Securities Lending	(167,508)	—	(167,508)	167,508	(1)	—	—
Repurchase Agreements	167,508	—	167,508	167,508	(2)	—	—
DoubleLine Value Equity ETF
Securities Lending	(139,577)	—	(139,577)	139,577	(1)	—	—
Repurchase Agreements	139,577	—	139,577	139,577	(2)	—	—
FolioBeyond Smart Core Bond ETF
Securities Lending	(633,822)	—	(633,822)	633,822	(1)	—	—
Repurchase Agreements	633,822	—	633,822	633,822	(2)	—	—
New Tech and Media ETF
Securities Lending	(3,246,021)	—	(3,246,021)	3,246,021	(1)	—	—
Repurchase Agreements	3,246,021	—	3,246,021	3,246,021	(2)	—	—
Newfleet Multi-Sector Income ETF
Securities Lending	(323,645)	—	(323,645)	323,645	(1)	—	—
Repurchase Agreements	323,645	—	323,645	323,645	(2)	—	—
Pacific Asset Enhanced Floating Rate ETF
Securities Lending	(262,080)	—	(262,080)	262,080	(1)	—	—
Repurchase Agreements	262,080	—	262,080	262,080	(2)	—	—
Pure Cannabis ETF
Securities Lending	(25,079,106)	—	(25,079,106)	25,079,106	(1)	—	—
Repurchase Agreements	25,079,106	—	25,079,106	25,079,106	(2)	—	—
Swaps	(203,488)	—	(203,488)	—		—	(203,488)
Sabretooth ETF
Securities Lending	(65)	—	(65)	65	(1)	—	—
Repurchase Agreements	65	—	65	65	(2)	—	—
Sage Core Reserves ETF
Securities Lending	(4,922,645)	—	(4,922,645)	4,922,645	(1)	—	—
Repurchase Agreements	4,922,645	—	4,922,645	4,922,645	(2)	—	—
Vice ETF
Securities Lending	(795,744)	—	(795,744)	795,744	(1)	—	—
Repurchase Agreements	795,744	—	795,744	795,744	(2)	—	—

____________

(1)      Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements and shares of Money Market instruments.

(2)      Repurchase agreements are collateralized by U.S. Government Agency Obligations in the event the other party to the repurchase agreement defaults on its obligation.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
2. Summary of Significant Accounting Policies – (continued)

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the ‘‘Advisor’’) pursuant to which the Advisor acts as the Fund’s investment advisor. Pursuant to the agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisors. For its services, the Advisor is entitled to an annual management fee, which is calculated daily and paid monthly based on a Fund’s average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Cornerstone Small Cap ETF	0.65%
Dorsey Wright ADR ETF	0.75%
Dorsey Wright Micro-Cap ETF	0.75%
Dorsey Wright Short ETF	0.75%
DoubleLine Value Equity ETF	0.70%(a)
Focused Equity ETF	0.75%(b)
FolioBeyond Smart Core Bond ETF	0.50%
New Tech and Media ETF	0.60%
Newfleet Multi-Sector Income ETF	0.50%(c)
Pacific Asset Enhanced Floating Rate ETF	0.95%
Pure Cannabis ETF	0.60%
Ranger Equity Bear ETF	1.50%
Sabretooth ETF	0.60%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
Vice ETF	0.60%

____________

(a)      Prior to October 11, 2018, the Fund accrued and paid a fee of 0.90%.

(b)      The actual fee paid may vary from the contractual fee based on the Fund’s performance to its benchmark. Accordingly, the Advisor’s annual advisory fee will range from 0.65% to 0.85% of the Fund’s average daily net assets.

(c)      Prior to May 16, 2019, the Fund accrued and paid a fee of 0.65%.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
3. Investment Advisory Agreement and Other Agreements – (continued)

Pursuant to an investment advisory agreement between the Focused Equity ETF and the Advisor, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund. The Advisor’s advisory fee has two components — the base fee and the performance fee adjustment. The base fee is the pre-determined rate at which the Advisor is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Advisor may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Advisor may receive a downward fee adjustment.

The Advisor’s annual base fee is 0.75% of the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, the S&P 500 Index. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Advisor’s annual advisory fee may range from 0.65% to 0.85% of the Fund’s average daily net assets. For the year ended June 30, 2019, the performance fee adjustment was –0.03%, resulting in a net advisory fee of 0.72%.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor is entitled to a fee, which is not an additional expense of the Funds, and is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of its respective Fund(s) as follows:

Fund	Sub-Advisor	Sub-Advisory Fee Rate
AdvisorShares Cornerstone Small Cap ETF	Cornerstone Investment Partners, LLC	0.35%
AdvisorShares Dorsey Wright ADR ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Micro-Cap ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Short ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares DoubleLine Value Equity ETF	DoubleLine Equity LP	0.35%
AdvisorShares New Tech and Media ETF	Sabretooth Advisors, LLC	0.30%
AdvisorShares Newfleet Multi-Sector Income ETF	Newfleet Asset Management, LLC	0.25%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	Pacific Asset Management	0.60%
AdvisorShares Ranger Equity Bear ETF	Ranger Alternative Management, L.P.	1.00%
AdvisorShares Sabretooth ETF	Sabretooth Advisors, LLC	0.30%
AdvisorShares Sage Core Reserves ETF	Sage Advisory Services, Ltd. Co.	0.15%
AdvisorShares STAR Global Buy-Write ETF	Partnervest Advisory Services LLC	0.85%

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified amount for each Fund’s average daily net assets.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
3. Investment Advisory Agreement and Other Agreements – (continued)

The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2019 were as follows:

Fund:	Rate:
Cornerstone Small Cap ETF	0.90%
Dorsey Wright ADR ETF	0.88%
Dorsey Wright Micro-Cap ETF	0.99%
Dorsey Wright Short ETF	0.99%
DoubleLine Value Equity ETF	0.90%
Focused Equity ETF	0.75%(a)
FolioBeyond Smart Core Bond ETF	0.95%
New Tech and Media ETF	0.85%
Newfleet Multi-Sector Income ETF	0.75%
Pacific Asset Enhanced Floating Rate ETF	1.10%
Pure Cannabis ETF	0.74%
Ranger Equity Bear ETF	1.85%
Sabretooth ETF	0.85%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
Vice ETF	0.75%

____________

(a)      The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets equal to the monthly calculated rate of the management fee, which can range from 0.65% to 0.85%.

For the year ended June 30, 2019, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated, or for a maximum of three years from reimbursement, whichever is sooner.

Fund	Recoupment Balance	Recoupment Expiration	Year Incurred
Cornerstone Small Cap ETF	$101,317	6/30/2020	2017
	100,635	6/30/2021	2018
	124,576	6/30/2022	2019
Total	326,528

Dorsey Wright ADR ETF	46,955	6/30/2020	2017
	272,311	6/30/2022	2019
Total	319,266

Dorsey Wright Micro-Cap ETF	86,234	6/30/2022	2019
Total	86,234

Dorsey Wright Short ETF	70,194	6/30/2022	2019
Total	70,194

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
3. Investment Advisory Agreement and Other Agreements – (continued)
Fund	Recoupment Balance	Recoupment Expiration	Year Incurred
DoubleLine Value Equity ETF	$244,904	6/30/2020	2017
	240,281	6/30/2021	2018
	200,619	6/30/2022	2019
Total	685,804

Focused Equity ETF	83,821	6/30/2020	2017
	94,062	6/30/2021	2018
	136,738	6/30/2022	2019
Total	314,621

FolioBeyond Smart Core Bond ETF	46,960	6/30/2020	2017
	50,120	6/30/2021	2018
	82,793	6/30/2022	2019
Total	179,873

New Tech and Media ETF	56,539	6/30/2021	2018
	97,343	6/30/2022	2019
Total	153,882

Newfleet Multi-Sector Income ETF	133,302	6/30/2020	2017
	204,737	6/30/2021	2018
	249,159	6/30/2022	2019
Total	587,198

Pacific Asset Enhanced Floating Rate ETF	79,534	6/30/2020	2017
	146,217	6/30/2021	2018
	154,886	6/30/2022	2019
Total	380,637

Pure Cannabis ETF	33,071	6/30/2022	2019
Total	33,071

Sabretooth ETF	70,427	6/30/2022	2019
Total	70,427

Sage Core Reserves ETF	141,505	6/30/2020	2017
	202,791	6/30/2021	2018
	192,747	6/30/2022	2019
Total	537,043

STAR Global Buy-Write ETF	50,044	6/30/2020	2017
	56,242	6/30/2021	2018
	77,386	6/30/2022	2019
Total	183,672

Vice ETF	103,464	6/30/2021	2018
	89,372	6/30/2022	2019
Total	192,836

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
3. Investment Advisory Agreement and Other Agreements – (continued)

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (‘‘BNYM’’) (in each capacity, the ‘‘Administrator’’, ‘‘Custodian’’, ‘‘Fund Accountant’’ or ‘‘Transfer Agent’’), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called ‘‘Creation Units.’’ Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only ‘‘Authorized Participants’’ may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•       Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•       Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•       Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
5. Summary of Fair Value Disclosure – (continued)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be ‘‘significant events’’ are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For more detailed categories, see the accompanying Schedules of Investments.

6. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish enhanced disclosure requirements. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2019, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk
Pure Cannabis ETF	Unrealized Appreciation on Swaps Contracts	$59,722
STAR Global Buy-Write ETF	Investments – Options Purchased	17,223
Fund:	Liability Derivatives:	Equity Risk
Pure Cannabis ETF	Unrealized Depreciation on Swaps Contracts	$(263,210)
STAR Global Buy-Write ETF	Options Written, at value	(9,037)

Transactions in derivative instruments during the year ended June 30, 2019, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Credit Risk
Pacific Asset Enhanced Floating Rate ETF	Swaps	$—	$(10,447)
STAR Global Buy-Write ETF	Investments – Options Purchased	47,237	—
STAR Global Buy-Write ETF	Options Written	(161,875)	—
Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Credit Risk
Pacific Asset Enhanced Floating Rate ETF	Swaps	$—	$(48,964)
Pure Cannabis ETF	Swaps	(203,488)	—
STAR Global Buy-Write ETF	Investments – Options Purchased	(12,463)	—
STAR Global Buy-Write ETF	Options Written	(10,266)	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
6. Derivative Instruments – (continued)

For the year ended June 30, 2019, the average volume of the derivatives opened by the Funds were as follows:

	Pacific Asset Enhanced Floating Rate ETF	Pure Cannabis ETF	STAR Global Buy-Write ETF
Long Swap Contracts	$4,000,000	$794,300	$—
Purchased Option Contracts	—	—	570
Written Option Contracts	—	—	4,521

7. Federal Income Tax

Each Fund intends to qualify as a ‘‘regulated investment company’’ under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2016 − 2019), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2019, the approximate cost of investments, excluding short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Cornerstone Small Cap ETF	$4,808,155	$753,117	$(354,229)	$398,888	$—
Dorsey Wright ADR ETF	100,448,059	14,634,437	(629,111)	14,005,326	—
Dorsey Wright Micro-Cap ETF	2,191,757	355,078	(43,242)	311,836	—
Dorsey Wright Short ETF	15,255,120	1,313,440	(1,308,440)	5,000	700,964
DoubleLine Value Equity ETF	58,053,532	6,318,590	(2,850,883)	3,467,707	—
Focused Equity ETF	13,364,290	4,064,941	(170,835)	3,894,106	—
FolioBeyond Smart Core Bond ETF	6,341,441	100,270	(152)	100,118	—
New Tech and Media ETF	19,308,786	96,029	(2,088,763)	(1,992,734)	—
Newfleet Multi-Sector Income ETF	74,362,992	919,423	(172,320)	747,103	—
Pacific Asset Enhanced Floating Rate ETF	30,884,751	176,074	(348,757)	(172,683)	—
Pure Cannabis ETF	87,162,846	9,342,082	(14,901,470)	(5,559,388)	(203,493)
Ranger Equity Bear ETF	117,633,857	3,531,084	(3,434,084)	97,000	(3,291,635)
Sabretooth ETF	2,585,356	168,836	(101,728)	67,108	—
Sage Core Reserves ETF	76,344,396	173,735	(20,505)	153,230	—
STAR Global Buy-Write ETF	12,469,747	2,105,435	(15,795)	2,089,640	6,218
Vice ETF	13,900,642	1,671,290	(1,596,052)	75,238	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
7. Federal Income Tax – (continued)

At June 30, 2019, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post- October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Cornerstone Small Cap ETF	$6,733	$—	$(538,287)	$—	$—	$398,888	$(132,666)
Dorsey Wright ADR ETF	2,151	—	(48,855,142)	—	—	14,005,326	(34,847,665)
Dorsey Wright Micro-Cap ETF	—	—	(662,056)	—	—	311,836	(350,220)
Dorsey Wright Short ETF	64,037	—	(1,796,930)	—	—	705,964	(1,026,929)
DoubleLine Value Equity ETF	411,357	—	(31,490,284)	—	—	3,467,707	(27,611,220)
Focused Equity ETF	37,303	—	(608,053)	—	—	3,894,106	3,323,356
FolioBeyond Smart Core Bond ETF	138	—	(1,103,832)	—	—	100,118	(1,003,576)
New Tech and Media ETF	—	—	(13,870,090)	—	(51,498)	(1,992,734)	(15,914,322)
Newfleet Multi-Sector Income ETF	45,480	—	(7,958,515)	—	—	747,103	(7,165,932)
Pacific Asset Enhanced Floating Rate ETF	28,796	—	(574,369)	—	—	(172,683)	(718,256)
Pure Cannabis ETF	413,958	—	—	—	—	(5,762,881)	(5,348,923)
Ranger Equity Bear ETF	—	—	(254,902,855)	—	—	(3,194,635)	(258,097,490)
Sabretooth ETF	—	—	(47,916)	—	(4,104)	67,108	15,088
Sage Core Reserves ETF	34,018	—	(250,967)	—	—	153,230	(63,719)
STAR Global Buy-Write ETF	67,957	—	(223,644)	(720,105)	—	2,095,858	1,220,066
Vice ETF	148,230	—	(527,403)	—	—	75,238	(303,935)

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

At June 30, 2019, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Distributable Earnings (Loss)	Paid-in Capital
Cornerstone Small Cap ETF	$(576,734)	$576,734
Dorsey Wright ADR ETF	(4,348,840)	4,348,840
Dorsey Wright Micro-Cap ETF	(8,264)	8,264
Dorsey Wright Short ETF	(1,788)	1,788
DoubleLine Value Equity ETF	(724,161)	724,161
Focused Equity ETF	—	—
FolioBeyond Smart Core Bond ETF	(15,102)	15,102
New Tech and Media ETF	(303,141)	303,141
Newfleet Multi-Sector Income ETF	—	—
Pacific Asset Enhanced Floating Rate ETF	(23)	23
Pure Cannabis ETF	3,577	(3,577)
Ranger Equity Bear ETF	231,421	(231,421)
Sabretooth ETF	(219,693)	219,693
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	(460,441)	460,441
Vice ETF	230,549	(230,549)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distributions reclassifications.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
7. Federal Income Tax – (continued)

The tax character of distributions paid during the fiscal years ended June 30, 2019 and 2018 were as follows:

Fund	2019 Ordinary Income	2019 Long Term Capital Gains	2018 Ordinary Income	2018 Long Term Capital Gains
Cornerstone Small Cap ETF	$6,840	$—	$87,198	$13,880
Dorsey Wright ADR ETF	669,735	—	1,740,860	—
Dorsey Wright Short ETF	17,152	—	—	—
DoubleLine Value Equity ETF	830,880	—	815,430	—
Focused Equity ETF	170,257	167,315	38,174	—
FolioBeyond Smart Core Bond ETF	659,376	—	631,268	—
Newfleet Multi-Sector Income ETF	3,385,118	—	5,480,339	—
Pacific Asset Enhanced Floating Rate ETF	1,256,592	—	932,851	—
Sage Core Reserves ETF	1,508,500	—	1,031,706	—
STAR Global Buy-Write ETF	64,625	—	—	—
Vice ETF	193,320	—	13,431	—

Under current tax regulations, capital losses on securities transactions realized after October 31 (‘‘Post-October Losses’’) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2019 are as follows:

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post-October Loss	Long-Term Capital Post-October Loss
New Tech and Media ETF	$51,498	$—	$—
Sabretooth ETF	4,104	—	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
7. Federal Income Tax – (continued)

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total
Cornerstone Small Cap ETF	$538,287	$—	$538,287
Dorsey Wright ADR ETF	48,855,142	—	48,855,142
Dorsey Wright Micro-Cap ETF	662,056	—	662,056
Dorsey Wright Short ETF	1,796,930	—	1,796,930
DoubleLine Value Equity ETF	31,105,852	384,432	31,490,284
Focused Equity ETF	258,620	349,433	608,053
FolioBeyond Smart Core Bond ETF	378,665	725,167	1,103,832
New Tech and Media ETF	13,870,090	—	13,870,090
Newfleet Multi-Sector Income ETF	1,899,664	6,058,851	7,958,515
Pacific Asset Enhanced Floating Rate ETF	207,813	366,556	574,369
Ranger Equity Bear ETF	254,695,639	207,216	254,902,855
Sabretooth ETF	47,916	—	47,916
Sage Core Reserves ETF	128,809	122,158	250,967
STAR Global Buy-Write ETF	—	223,644	223,644
Vice ETF	406,525	120,878	527,403

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2019:

Fund	Utilized Amount
Sage Core Reserves ETF	$69,817
STAR Global Buy-Write ETF	269,019

8. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended June 30, 2019 were as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Cornerstone Small Cap ETF	$4,814,592	$—	$2,821,951	$5,364,109	$—	$2,209,499
Dorsey Wright ADR ETF	173,400,979	—	10,097,552	173,560,090	—	125,854,783
Dorsey Wright Micro-Cap ETF	2,450,051	—	4,097,087	2,426,933	—	1,493,136
Dorsey Wright Short ETF	49,133,698	—	—	70,590,116	—	—
DoubleLine Value Equity ETF	157,899,305	—	—	158,201,529	—	31,608,380
Focused Equity ETF	2,805,201	—	1,519,399	3,022,631	—	—
FolioBeyond Smart Core Bond ETF	22,864,306	—	—	22,594,642	—	12,639,424
New Tech and Media ETF	499,921,243	—	10,067,169	493,585,263	—	29,140,229
Newfleet Multi-Sector Income ETF	44,062,735	—	—	121,331,130	—	—
Pacific Asset Enhanced Floating Rate ETF	21,040,109	—	—	18,858,847	—	—
Pure Cannabis ETF	9,309,211	—	61,298,492	12,744,985	—	—
Ranger Equity Bear ETF	637,062,823	—	—	606,877,651	—	—
Sabretooth ETF	649,189	—	6,198,960	602,918	—	3,831,716
Sage Core Reserves ETF	52,323,509	—	—	44,521,867	523,870	—
STAR Global Buy-Write ETF	7,105,971	—	—	8,059,435	—	2,889,513
Vice ETF	10,540,728	—	2,086,112	9,978,757	—	1,848,210

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019

9. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The Fund’s, and its affiliates, manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive.

Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to ‘‘circuit breaker’’ rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
9. Risks Involved with Investing in the Funds – (continued)

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

Cannabis-Related Company Risk

Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may (i) significantly affect a cannabis-related company’s ability to secure financing, (ii) impact the market for marijuana industry sales and services, and (iii) set limitations on marijuana use, production, transportation, and storage. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the greater agricultural industry, including changes to or trends that affect commodity prices, labor costs, weather conditions, and laws and regulations related to environmental protection, health and safety. Cannabis-related companies may also be subject to risks associated with the biotechnology and pharmaceutical industries. These risks include increased government regulation, the use and enforcement of intellectual property rights and patents, technological change and obsolescence, product liability lawsuits, and the risk that research and development may not necessarily lead to commercially successful products.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require additional disclosure.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019

11. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2019, taxed at a minimum rate of 15% were as follows:

Fund	Percentage
Cornerstone Small Cap ETF	100.00%
Dorsey Wright ADR ETF	100.00
Dorsey Wright Micro-Cap ETF	0.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	100.00
Focused Equity ETF	93.11
FolioBeyond Smart Core Bond ETF	23.78
New Tech and Media ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Pacific Asset Enhanced Floating Rate ETF	0.00
Pure Cannabis ETF	0.00
Ranger Equity Bear ETF	0.00
Sabretooth ETF	0.00
Sage Core Reserves ETF	0.00
STAR Global Buy-Write ETF	100.00
Vice ETF	100.00

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2019 that qualifies for the dividends received deduction were as follows:

Fund	Percentage
Cornerstone Small Cap ETF	100.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright Micro-Cap ETF	0.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	100.00
Focused Equity ETF	93.11
FolioBeyond Smart Core Bond ETF	19.79
New Tech and Media ETF	0.00
Newfleet Multi-Sector Income ETF	0.00
Pacific Asset Enhanced Floating Rate ETF	0.00
Pure Cannabis ETF	0.00
Ranger Equity Bear ETF	0.00
Sabretooth ETF	0.00
Sage Core Reserves ETF	0.00
STAR Global Buy-Write ETF	100.00
Vice ETF	85.85

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2019
11. Unaudited Tax Information – (continued)

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2019 that qualified interest income were as follows:

Fund	Percentage
Cornerstone Small Cap ETF	0.00%
Dorsey Wright ADR ETF	0.00
Dorsey Wright Micro-Cap ETF	0.00
Dorsey Wright Short ETF	0.00
DoubleLine Value Equity ETF	0.00
Focused Equity ETF	0.00
FolioBeyond Smart Core Bond ETF	44.98
New Tech and Media ETF	0.00
Newfleet Multi-Sector Income ETF	96.59
Pacific Asset Enhanced Floating Rate ETF	98.13
Pure Cannabis ETF	0.00
Ranger Equity Bear ETF	0.00
Sabretooth ETF	0.00
Sage Core Reserves ETF	99.43
STAR Global Buy-Write ETF	0.00
Vice ETF	0.00

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid were as follows:

Fund	Foreign Taxes Paid	Gross Foreign Income
Cornerstone Small Cap ETF	$—	$—
Dorsey Wright ADR ETF	125,858	1,986,954
Dorsey Wright Micro-Cap ETF	—	—
Dorsey Wright Short ETF	—	—
DoubleLine Value Equity ETF	—	—
Focused Equity ETF	—	—
FolioBeyond Smart Core Bond ETF	—	—
New Tech and Media ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Pacific Asset Enhanced Floating Rate ETF	—	—
Pure Cannabis ETF	—	—
Ranger Equity Bear ETF	—	—
Sabretooth ETF	—	—
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	3,792	51,445
Vice ETF	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of AdvisorShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Cornerstone Small Cap ETF, Dorsey Wright ADR ETF, Dorsey Wright Micro-Cap ETF, Dorsey Wright Short ETF, DoubleLine Value Equity (formerly known as Wilshire Buyback ETF), Focused Equity ETF, FolioBeyond Smart Core Bond ETF (formerly known as Madrona Global Bond ETF), New Tech and Media ETF, Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Pure Cannabis ETF, Ranger Equity Bear ETF, Sabretooth ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF, and Vice ETF (the “Funds”), each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments, as of June 30, 2019, the related statements of operations, the statements of changes in net assets and financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 26, 2019

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreement for the AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Sage Core Reserves ETF, AdvisorShares New Tech and Media ETF, and AdvisorShares Cornerstone Small Cap ETF

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 20, 2019 and May 16, 2019, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Newfleet Asset Management, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF, (2) Sage Advisory Services Ltd. Co., on behalf of the AdvisorShares Sage Core Reserves ETF, (3) Sabretooth Advisors, LLC, relating to the AdvisorShares New Tech and Media ETF, and (4) Cornerstone Investment Partners, LLC, relating to the AdvisorShares Cornerstone Small Cap ETF (collectively, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services, and (b) the investment advisory agreement between the Advisor and the Trust (together with the Sub-Advisory Agreements, the “Advisory Agreements”), on behalf of each series of the Trust (each a “Fund” and, collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds meetings to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meetings, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board at the meetings and over the course of the prior year, to help decide whether to renew the Advisory Agreements for an additional year.

As discussed in further detail below, prior to the meetings, the Board, including the Independent Trustees, reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the performance of its duties with respect to personnel and operations of each Sub-Advisor; (iii) the investment performance of each Fund; (iv) the costs of the services provided and profits and other benefits realized by the Advisor, each Sub-Advisor, and any affiliates from the relationship with each Fund; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect the sharing of these economies of scale for the benefit of each Fund’s shareholders.

At the meetings, the Board was presented with additional information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board received an overview of the Advisor’s and each Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes.

The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meetings, information it received at the meetings, and information it had received at prior board meetings. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was paramount, controlling or determinative of its decision.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the services provided to each Fund by the Advisor and applicable Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services, such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Advisor has as investment advisor to each Fund, including the oversight of the activities and operations of the Sub-Advisors, as applicable, and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and Sub-Advisors, including those individuals responsible for portfolio management. The Board also considered the Advisor’s and Sub-Advisors’ operational capabilities and resources and their experience in managing investment portfolios. The most recent Form ADV for the Advisor and each Sub-Advisor was provided to the Board, as were responses to a detailed series of questions that, among other things, requested information about their business, services, and compensation. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds. The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Advisory Services and Profitability. In considering whether the advisory and sub-advisory fees payable with respect to each Fund were reasonable, the Board reviewed the advisory fees paid by each Fund to the Advisor, the sub-advisory fees paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the profitability analysis with respect to each Fund. In discussing the fee arrangements between the Advisor and each Sub-Advisor, the Board noted that the Advisor pays each Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also reviewed information provided by the Advisor comparing the advisory fees paid by each Fund to those paid by comparable funds. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Funds. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appear to be reasonable in light of the services rendered.

Economies of Scale. The Board considered for each Fund whether economies of scale were realized, noting any fee waivers and/or expense reimbursements by the Advisor and Sub-Advisors and whether the Advisor’s and/or Sub-Advisors’ fees included breakpoints. The Board determined to continue to assess on an ongoing basis whether the advisory fees appropriately took into account any economies of scale that had been realized as a result of any significant asset growth of the Funds.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor and each Sub-Advisor as a result of its relationship with a Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with a Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fees are reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

Approval of the Advisory and Sub-Advisory Agreements for
AdvisorShares Sabretooth ETF

At a meeting held on August 14, 2018, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor on behalf of the AdvisorShares Sabretooth ETF (the “Fund”). The Board noted that the Advisor provides investment advisory services to the other series of the Trust and that an annual in-depth review of the Advisor with respect to those series had recently been conducted in May 2018. The Board also considered the approval of a separate sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Advisor and Sabretooth Advisors, LLC (the “Sub-Advisor”), on behalf of the Fund, pursuant to which the Sub-Advisor would perform portfolio management and related services for the Fund. The Board noted that the Sub-Advisor provides investment sub-advisory services to another series of the Trust and that the Board had conducted an in-depth review of the Sub-Advisor at its May 2017 meeting in connection with its initial approval of the Sub-Advisor for that series, and has received ongoing information relating to the Sub-Advisor since that series’ launch.

In connection with its consideration of the Agreements, the Board, including the Independent Trustees, requested, received and evaluated materials from the Advisor and Sub-Advisor about the Agreements and the services proposed to be provided thereunder, including information about the key features of the Fund and related matters. The Board also reviewed information regarding the proposed investment advisory fee rates and various other materials that it considered relevant to its consideration and approval of the proposed agreements.

In considering each of the Agreements, the Board considered and discussed information and analysis provided by the Advisor and Sub-Advisor. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and individual trustees may have attributed different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor to the Fund, the Board reviewed the services to be provided by the Advisor and Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Advisor will have as investment advisor to the Fund, including the oversight of the activities and operations of the Sub-Advisor and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and Sub-Advisor, including those individuals responsible for portfolio management. The Board also considered the Advisor’s and Sub-Advisor’s operational capabilities and resources and their experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services expected to be provided to the Fund by the Advisor and the Sub-Advisor.

Performance. In connection with the assessment of the ability of each of the Advisor and Sub-Advisor to perform its duties under its Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board concluded that each of the Advisor and Sub-Advisor has the resources necessary to perform its obligations under its Agreement.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Cost of Services and Profitability. The Board considered the cost of the services to be provided by the Advisor and Sub-Advisor, reviewed the fees to be paid pursuant to the Agreements, and considered the estimated profitability projected by each of the Advisor and Sub-Advisor from its relationship with the Fund. In addition, the Board discussed the fee arrangement between the Advisor and Sub-Advisor, noting that the Advisor would pay the Sub-Advisor out of the advisory fee it receives from the Fund. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds, and evaluated the proposed fee arrangements in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Fund. Based on its review, within the context of its full deliberations, the Board determined that the fees proposed to be paid to the Advisor and Sub-Advisor appear to be reasonable in light of the services to be provided.

Economies of Scale. The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the investment advisory and sub-advisory fees appropriately took into account any economies of scale that had been realized as a result of that growth. The Board also considered the Advisor’s willingness to enter into a contractual expense limitation agreement for the Fund, noting that this would protect shareholders from high operational costs.

Ancillary Benefits. The Board noted the potential benefits to be received by each of the Advisor and Sub-Advisor as a result of its relationship with the Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Agreements are fair and reasonable; (ii) concluded that the fee to be paid to the Advisor is fair and reasonable in light of the services that it will provide to the Fund; (iii) concluded that the fee to be paid to the Sub-Advisor is fair and reasonable in light of the services that the Sub-Advisor will provide to the Fund; and (iv) agreed to approve each of the Agreements for an initial term of two years.

Approval of the Advisory Agreement for AdvisorShares Pure Cannabis ETF

At a meeting held on February 20, 2019, the Board, including the Independent Trustees, considered the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust and the Advisor on behalf of the AdvisorShares Pure Cannabis ETF (the “Fund”). The Board noted that the Advisor provides investment advisory services to the other series of the Trust and that an annual in-depth review of the Advisor with respect to those series had recently been conducted in May 2018.

In connection with its consideration of the Advisory Agreement, the Board, including the Independent Trustees, requested, received and evaluated materials from the Advisor about the services proposed to be provided thereunder, including information about the key features of the Fund and related matters. The Board also reviewed information regarding the proposed investment advisory fee rate and various other materials that it considered relevant to its consideration and approval of the proposed agreement.

In considering the Advisory Agreement, the Board considered and discussed information and analysis provided by the Advisor. In its deliberations, the Board did not identify any single piece of information that was paramount or controlling and individual trustees may have attributed different weights to various factors.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by the Advisor to the Fund, the Board reviewed the services to be provided by the Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services such as portfolio management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Advisor will have as investment advisor to the Fund, including the oversight of service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor, including those individuals responsible for portfolio management. The Board also considered the Advisor’s operational capabilities and resources and its experience in managing investment portfolios. The Board concluded that, within the context of its full deliberations, it was satisfied with the nature, extent and quality of the services expected to be provided to the Fund by the Advisor.

Performance. In connection with the assessment of the ability of the Advisor to perform its duties under the Advisory Agreement, the Board considered its investment performance and experience generally and whether it has the resources necessary to carry out its functions. The Board concluded that the Advisor has the resources necessary to perform its obligations under the Advisory Agreement.

Cost of Services and Profitability. The Board considered the cost of the services to be provided by the Advisor, reviewed the fee to be paid pursuant to the Advisory Agreement, and considered the estimated profitability projected by the Advisor from its relationship with the Fund. The Board also reviewed information provided by the Advisor regarding advisory fees of comparable funds, and evaluated the proposed fee arrangement in light of this information and the factors that judicial decisions have specified as pertinent generally. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratio of the Fund. Based on its review, within the context of its full deliberations, the Board determined that the fee proposed to be paid to the Advisor appears to be reasonable in light of the services to be provided.

Economies of Scale. The Board considered the potential for economies of scale and determined that it would reconsider this factor at an appropriate time in the future. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the investment advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth. The Board also considered the Advisor’s willingness to enter into a contractual expense limitation agreement for the Fund, noting that this would protect shareholders from high operational costs.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor as a result of its relationship with the Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of the Advisory Agreement are fair and reasonable; (ii) concluded that the fee to be paid to the Advisor is fair and reasonable in light of the services that it will provide to the Fund; and (iii) agreed to approve the Advisory Agreement for an initial term of two years.

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term);served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	16	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term);served since 2009	Vice-President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009–present).	16	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (May 2017–present); Founder of RDK Strategies, LLC (2007–present).	16	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	N/A	N/A
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013–present); Chief Compliance Officer of the Trust (2009–2013); Executive Vice President of AdvisorShares Investments, LLC (2008–2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015-present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013–present); President of LCG Compliance Alliance (2011–present).	N/A	N/A

____________

*      Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters as an exhibit to its reports on Form N-PORT. Copies of the filings are available without charge on the SEC’s website at www.sec.gov.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.advisorshares.com.

ADVISORSHARES TRUST
Investment Advisor
AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814
Sub-Advisors
Ranger Alternative Management, L.P. 2828 N. Harwood Street, Suite 1900 Dallas, TX 75201
Newfleet Asset Management, LLC 100 Pearl Street Hartford, CT 06103
Partnervest Advisory Services, LLC 1216 State Street, 3rd Floor Santa Barbara, CA 93101
Sage Advisory Services, Ltd. Co. 5900 Southwest Parkway, Building I Austin, TX 78735
Pacific Life Fund Advisors, LLC 700 Newport Center Drive Newport Beach, CA 92660
Cornerstone Investment Partners, LLC 3438 Peachtree Road NE, Suite 900 Atlanta, GA 30326
Dorsey, Wright & Associates, LLC 1101 Boulder Spring Drive, Suite 150 Richmond, VA 23225
DoubleLine Equity LP 505 N. Brand Boulevard, Suite 860 Glendale, CA 91203
Sabretooth Advisors, LLC 2600 Philmont Avenue, Suite 215 Huntington Valley, PA 19006
Distributor
Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Legal Counsel
Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $250,000 for 2019 and $217,500 for 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $48,000 for 2019 and $42,000 for 2018.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	8/23/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	8/23/2019

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	8/23/2019

* Print the name and title of each signing officer under his or her signature.